UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
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Kaiser Aluminum Corporation

(Name of Registrant as Specified In Its Charter)

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May 7, 2007

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Kaiser Aluminum Corporation to be held at The Westin, South Coast Plaza, 686 Anton Boulevard, Costa Mesa, California 92626 on Wednesday, June 6, 2007, at 9:00 a.m., local time.

The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe fully the formal business to be transacted at the Annual Meeting. During the Annual Meeting, stockholders will consider and vote upon the election of three members to the Board of Directors and the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm.

Certain directors and officers will be present at the Annual Meeting and will be available to respond to any questions you may have. I hope you will be able to attend.

We urge you to review carefully the accompanying material and to return the enclosed proxy card promptly. Please sign, date and return the enclosed proxy card without delay. If you attend the Annual Meeting, you may vote in person even if you have previously mailed a proxy.

Sincerely,

Jack A. Hockema
President, Chief Executive Officer and
Chairman of the Board

27422 Portola Parkway, Suite 350, Foothill Ranch, CA 92610-2831

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 6, 2007

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Kaiser Aluminum Corporation will be held at The Westin, South Coast Plaza, 686 Anton Boulevard, Costa Mesa, California 92626 on Wednesday, June 6, 2007, at 9:00 a.m., local time, for the following purposes:

(1) To elect three members to our Board of Directors for three-year terms to expire at our 2010 annual meeting of stockholders;

(2) To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2007; and

(3) To consider such other business as may properly come before the Annual Meeting or any adjournments thereof.

Information concerning the matters to be acted upon at the Annual Meeting is set forth in the accompanying Proxy Statement.

The close of business on April 12, 2007 has been fixed as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

We urge stockholders to complete, date, sign and return the enclosed proxy card in the accompanying envelope, which does not require postage if mailed in the United States.

By Order of the Board of Directors,

John M. Donnan
Vice President, Secretary and General Counsel

Foothill Ranch, California
May 7, 2007

27422 Portola Parkway, Suite 350, Foothill Ranch, CA 92610-2831

PROXY STATEMENT

Kaiser Aluminum Corporation
27422 Portola Parkway, Suite 350
Foothill Ranch, CA 92610-2831

PROXY STATEMENT
For
ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 6, 2007

GENERAL QUESTIONS AND ANSWERS

Q:	When is the Proxy Statement being mailed and what is its purpose?

A:	This Proxy Statement is first being mailed to our stockholders on or about May 7, 2007 at the direction of our Board of Directors in order to solicit proxies for our use at the Annual Meeting.

Q:	When is the Annual Meeting and where will it be held?

A:	The Annual Meeting will be held on Wednesday, June 6, 2007, at 9:00 a.m., local time, at The Westin, South Coast Plaza, 686 Anton Boulevard, Costa Mesa, California 92626.

Q:	Who may attend the Annual Meeting?

A:	All of our stockholders may attend the Annual Meeting.

Q:	Who is entitled to vote?

A:	Stockholders as of the close of business on April 12, 2007 are entitled to vote at the Annual Meeting. Each share of our common stock is entitled to one vote.

Q:	On what am I voting?

A:	You will be voting on:

• The election of three members to our Board of Directors to serve until our 2010 annual meeting of stockholders;

• The ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2007; and

• Such other business as may properly come before the Annual Meeting or any adjournments thereof.

Q:	How do I vote?

A:	You may vote by either attending the Annual Meeting or signing and dating each proxy card you receive and returning it in the enclosed prepaid envelope. We encourage you to complete and send in your proxy card without delay.

All shares represented by valid proxies, unless the stockholder otherwise specifies, will be voted:

• “FOR” the election of each of the persons identified in “Proposal For Election of Directors” as nominees for election as directors;

• “FOR” the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2007; and

• At the discretion of the proxy holders with regard to any other matter that may properly come before the Annual Meeting.

If you properly specify on your proxy card how your shares are to be voted, your shares will be voted accordingly. However, as indicated above, if you sign and send in your proxy card but do not indicate how you want to vote, your shares will be voted for each of the nominees for election as directors and for the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2007.

Q:	If I abstain from voting or withhold authority to vote on either proposal or withhold authority to vote for any particular director nominee, will my shares be counted in the vote?

A:	If you abstain from voting on the Proposal For Election of Directors, your shares will not be counted in the vote for any director nominee. If you withhold authority to vote for any particular director nominee, your shares will not be counted in the vote for that nominee. If you abstain from voting or withhold authority to vote on the Proposal For Ratification of the Selection of our Independent Registered Public Accounting Firm, your shares will not be counted in the vote for that proposal.

Q:	If my shares are held in “street name” by my broker, will my broker vote my shares for me?

A:	Your broker could vote your shares without your instructions on each of the proposals but is not required to do so. To be sure your shares are voted, you should instruct your broker to vote your shares using the instructions provided by your broker. If you do not instruct your broker on how to vote your shares, your shares may not be counted in the vote on the Proposal For Election of Directors or the Proposal For Ratification of our Independent Registered Public Accounting Firm.

Q:	Can I change my vote after I mail my proxy?

A:	Yes. You can change your vote before voting takes place at the Annual Meeting. You may revoke your proxy by:

• submitting a properly signed proxy card with a later date;

• delivering, no later than 5:00 p.m., local time, on June 5, 2007, written notice of revocation to our Secretary, c/o Mellon Investor Services, Proxy Processing, P.O. Box 1680, Manchester, CT 06045-9986; or

• attending the Annual Meeting and voting in person. Your attendance alone will not revoke your proxy. To change your vote, you must also vote in person at the Annual Meeting.

If you instruct a broker to vote your shares, you must follow your broker’s directions for changing those instructions.

Q:	What does it mean if I receive more than one proxy card?

A:	If you receive more than one proxy card, it is because your shares are in more than one account. You will need to sign and return all proxy cards to ensure that all of your shares are voted at the Annual Meeting.

Q:	Who will count the vote?

A:	Representatives of Mellon Investor Services, our transfer agent, will tabulate the votes and act as inspectors of election.

Q:	What constitutes a quorum?

A:	As of April 12, 2007, the record date, 20,575,423 shares of our common stock were issued and outstanding. A majority of the issued and outstanding shares present or represented by proxy will constitute a quorum for the transaction of business at the Annual Meeting. If you submit a properly executed proxy card, then your shares will be counted as part of the quorum. Abstentions or votes that are withheld on any matter will be counted towards a quorum but will be excluded from the vote relating to the particular matter under consideration. Broker non-votes will be counted towards a quorum but will be excluded from the vote with respect to the matters for which they are applicable.

Q:	What is the required vote for election of each director?

A:	The required vote for election of each director is a plurality of the votes of the shares of our common stock having voting power present or represented by proxy at the Annual Meeting. Therefore, the three nominees receiving the highest number of votes will be elected.

Q:	What is the required vote for ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2007?

A:	The approval of the holders of a majority of the total number of outstanding shares of our common stock present or represented by proxy at the Annual Meeting and actually voted on the proposal is necessary to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2007.

Q:	What will happen if the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2007 is not ratified?

A:	Pursuant to the Audit Committee Charter, our audit committee has sole authority to appoint our independent registered public accounting firm, and our audit committee will not be bound by the ratification of, or failure to ratify, the selection of Deloitte & Touche LLP. The audit committee will, however, consider any failure to ratify the selection of Deloitte & Touche LLP in connection with the appointment of our independent registered public accounting firm the following year.

Q:	How much will this proxy solicitation cost?

A:	We have hired MacKenzie Partners, Inc. to assist us in the distribution of proxy materials and solicitation of votes at a cost of approximately $7,500, plus out-of-pocket expenses. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to the owners of our common stock. Our officers and regular employees may also solicit proxies, but they will not be specifically compensated for these services. In addition to the use of the mail, proxies may be solicited personally or by telephone by employees of Kaiser or MacKenzie Partners.

PROPOSALS REQUIRING YOUR VOTE

Proposal for Election of Directors

General

Our board of directors currently has nine members, consisting of our President and Chief Executive Officer and eight independent directors. There is currently one vacancy on our board of directors. Our current directors are:

Carl B. Frankel	Georganne C. Proctor
Jack A. Hockema	Jack Quinn
Teresa A. Hopp	Thomas M. Van Leeuwen
William F. Murdy	Brett E. Wilcox
Alfred E. Osborne, Jr., Ph.D.

Mr. Hockema, our President and Chief Executive Officer, serves as the Chairman of the Board, and Dr. Osborne serves as the Lead Independent Director.

Our certificate of incorporation and bylaws provide for a classified board of directors consisting of three classes. The term of the initial three Class I directors will expire at the 2007 annual meeting of the stockholders; the term of the initial Class II directors will expire at the 2008 annual meeting of the stockholders; and the term of the Class III directors will expire at the 2009 annual meeting of the stockholders. The current vacancy is in Class II.

In order to be elected as a director, a nominee must receive a plurality of the votes of the shares of our common stock present or represented by proxy at the Annual Meeting.

Our nominating and corporate governance committee has recommended, and our board of directors has approved, the nomination of the three nominees listed below. The nominees have indicated their willingness to serve as members of the board of directors if elected; however, in case any nominee becomes unavailable for election to the board of directors for any reason not presently known or contemplated, the proxy holders have discretionary authority to vote proxies for a substitute nominee or nominees. Proxies cannot be voted for more than three nominees.

The board of directors recommends a vote “FOR” each of the persons nominated by the board of directors.

Nominees for Election as Class I Directors

Set forth below is information as to the nominees for election as Class I Directors at the Annual Meeting, including their ages, present principal occupations, other business experiences, present directorships in other public companies and membership on committees of our board of directors.

Alfred E. Osborne, Jr., Ph.D., 62, has served as a director of Kaiser since July 2006. Dr. Osborne has been the Senior Associate Dean at the UCLA Anderson School of Management since July 2003 and an Associate Professor of Global Economics and Management since July 1978. From July 1987 to June 2003, Dr. Osborne served as the Director of the Harold and Pauline Price Center for Entrepreneurial Studies at the UCLA Anderson School of Management. Dr. Osborne currently serves on the board of directors of K2, Inc., EMAK Worldwide, Inc. and First Pacific Advisor’s New Income Fund, Capital Fund and Crescent Fund. He holds a Doctorate degree in Business Economics, a Master’s degree in Business Administration, a Master of Arts degree in Economics and a Bachelor’s degree in Electrical Engineering from Stanford University. Mr. Osborne serves on our audit and nominating and corporate governance committees.

Jack Quinn, 56, has served as a director of Kaiser since July 2006. Mr. Quinn has been the President of Cassidy & Associates, a government relations firm, since January 2005. Mr. Quinn assists clients to promote policy and appropriations objectives in Washington, D.C. with a focus on transportation, aviation, railroad, highway, infrastructure, corporate and industry clients. From January 1993 to January 2005, Mr. Quinn served as a United States Congressman for the state of New York. While in Congress, Mr. Quinn was Chairman of the Transportation and Infrastructure Subcommittee on Railroads. He was also a senior member of the Transportation

Subcommittees on Aviation, Highways and Mass Transit. In addition, Mr. Quinn was Chairman of the Executive Committee in the Congressional Steel Caucus. Prior to his election to Congress, Congressman Quinn served as supervisor of the town of Hamburg, New York. Mr. Quinn currently serves as a trustee of the AFL-CIO Housing Investment Trust. Mr. Quinn received a Bachelor’s degree from Siena College in Loudonville, New York, and a Master’s degree from the State University of New York, Buffalo. Mr. Quinn received honorary Doctorate of Law degrees from Medaille College and Siena College. Mr. Quinn is also a certified school district superintendent through the New York State Education Department. Mr. Quinn serves on our compensation and nominating and corporate governance committees.

Thomas M. Van Leeuwen, 50, has served as a director of Kaiser since July 2006. Mr. Van Leeuwen served as a Director — Senior Equity Research Analyst for Deutsche Bank Securities Inc. from March 2001 until his retirement in May 2002. Prior to that, Mr. Van Leeuwen served as a Director — Senior Equity Research Analyst for Credit Suisse First Boston from May 1993 to November 2000. Prior to that time, Mr. Van Leeuwen was First Vice President of Equity Research with Lehman Brothers. Mr. Van Leeuwen held the position of research analyst with Sanford C. Bernstein & Co., Inc., and systems analyst with The Procter & Gamble Company. Mr. Van Leeuwen holds a Master’s degree in Business Administration from the Harvard Business School and a Bachelor of Science degree in Operations Research and Industrial Engineering from Cornell University. Mr. Van Leeuwen serves on our audit and nominating and corporate governance committees.

Continuing Directors

Set forth below is information as to the continuing directors, including their ages, present principal occupations, other business experiences, present directorships in other public companies and membership on committees of our board of directors.

Class II Directors

Jack A. Hockema, our President and Chief Executive Officer, serves as Chairman of the Board and serves on our executive committee. For information as to Mr. Hockema, see “Executive Officers” below.

Georganne C. Proctor, 50, has served as a director of Kaiser since July 2006. Ms. Proctor is currently the Executive Vice President and Chief Financial Officer of TIAA-CREF, a financial services company. Previously, Ms. Proctor was the Executive Vice President — Finance for Golden West Financial Corp., the second largest financial thrift in the United States and holding company of World Savings Bank, from February 2003 to April 2005. From July 1997 through September 2002, Ms. Proctor was Senior Vice President and Chief Financial Officer of Bechtel Corporation and served as the Vice President and Chief Financial Officer of Bechtel Enterprises, one of its subsidiaries, from June 1994 through June 1997. Ms. Proctor was a member of the board of directors of Bechtel Corporation from April 1999 to December 2002. She also served in several other financial positions with the Bechtel Group from 1982-1991. From 1991 through 1994, Ms. Proctor was Director of Project and Division Finance of Walt Disney Imagineering and Director of Finance & Accounting for Buena Vista Home Video International. Ms. Proctor currently serves on the board of directors of Redwood Trust, Inc. She holds a Master’s degree in Business Administration from California State University, Hayward, and a Bachelor’s degree in Business Administration from the University of South Dakota. Ms. Proctor serves on our audit and compensation committees.

Brett E. Wilcox, 54, has served as a director of Kaiser since July 2006. Mr. Wilcox is currently Chief Executive Officer of Summit Power Alternative Resources where he manages the development of wind generation and new energy technologies. Mr. Wilcox has also been an active investor in, on the board of directors of or an executive consultant for a number of metals and energy companies since 2005. From 1986 to 2005, Mr. Wilcox served as Chief Executive Officer of Golden Northwest Aluminum Company and its predecessors. Golden Northwest Aluminum Company, together with its subsidiaries, filed a petition for reorganization under the United States Bankruptcy Code on December 22, 2003. Mr. Wilcox has also served as Executive Director of Direct Services Industries, Inc., a trade association of large aluminum and other energy-intensive companies; an attorney with Preston, Ellis & Gates in Seattle, Washington; Vice Chairman of the Oregon Progress Board; Chairman of the Oregon Economic and Community Development Commission, a member of the Oregon Governor’s

Comprehensive Review of the Northwest Regional Power System; a member of the Oregon Governor’s Task Forces on structure and efficiency of state government, employee benefits and compensation, and government performance and accountability. Mr. Wilcox serves as a director of Oregon Steel Mills, Inc. Mr. Wilcox received a Bachelor’s degree from the Woodrow Wilson School of Public and International Affairs at Princeton University and a Juris Doctorate from Stanford Law School. Mr. Wilcox serves on our executive and audit committees.

There is currently a vacancy in Class II resulting from the death in February 2007 of George Becker, who was designated to serve on our board of directors by the United Steelworkers, or USW, pursuant to our chapter 11 plan of reorganization. Pursuant to our bylaws, the vacancy resulting from death will be filled by the remaining directors and the director elected in such manner to fill the vacancy will hold office for the remainder of Mr. Becker’s full term. Pursuant to the Director Designation Agreement described below, the USW has the right to nominate the replacement director. (See “Corporate Governance — Director Designation Agreement”) below.

Class III Directors

Carl B. Frankel, 72, has served as a director of Kaiser since July 2006. Mr. Frankel currently serves as a union-nominated member of LTV Steel Corporation’s board of directors and as a member of the board of directors of Us TOO, a prostate cancer support and advocacy organization. Previously, Mr. Frankel was General Counsel to the USW from May 1997 until his retirement in September 2000. Prior to May 1997, Mr. Frankel served as Assistant General Counsel and Associate General Counsel of the USW for 29 years. From 1987 through 1999, Mr. Frankel served at the staff level of the Collective Bargaining Forum, a government sponsored tripartite committee consisting of government, union and employer representatives designed to improve labor relations in the United States. Mr. Frankel is also an elected fellow of the College of Labor and Employment Lawyers and a published author of several articles. Mr. Frankel has earned the Sustained Superior Performance Award from the National Labor Relations Board, or NLRB, and the Outstanding Performance Award from the NLRB. Mr. Frankel earned a Bachelor’s degree and Juris Doctorate from the University of Chicago. Mr. Frankel serves on our nominating and corporate governance committee.

Teresa A. Hopp, 47, has served as a director of Kaiser since July 2006. Ms. Hopp currently serves as a board member and audit committee chair for On Assignment, Inc., a provider of skilled contract professionals to the life sciences and healthcare industries, where she is responsible for oversight of compliance with the Sarbanes-Oxley Act of 2002. Prior to Ms. Hopp’s retirement, she was the Chief Financial Officer for Western Digital Corporation, a hard disk manufacturer, from January 2000 to October 2001 and its Vice President, Finance from September 1998 to December 1999. Prior to her employment with Western Digital Corporation, Ms. Hopp was with Ernst & Young LLP from 1981 where she served as an audit partner for four years. During her tenure at Ernst & Young LLP, she managed audit department resource planning and scheduling, and served as internal education director and information systems audit and security director. She graduated summa cum laude from the California State University, Fullerton, with a Bachelor’s degree in Business Administration. Ms. Hopp serves on our executive and audit committees.

William F. Murdy, 65, has served as a director of Kaiser since July 2006. Mr. Murdy has been the Chairman and Chief Executive Officer of Comfort Systems USA, a commercial heating, ventilation and air conditioning construction and service company, since June 2000. Mr. Murdy previously served as President and Chief Executive Officer of Club Quarters, and Chairman, President and Chief Executive Officer of Landcare USA, Inc. Mr. Murdy has also served as President and Chief Executive Officer of General Investment & Development, and as President and Managing General Partner with Morgan Stanley Venture Capital, Inc. He previously served as Senior Vice President and Chief Operating Officer of Pacific Resources, Inc. Mr. Murdy currently serves on the board of directors of Comfort Systems USA and UIL Holdings Corp. He holds a Bachelor of Science degree in Engineering from the U.S. Military Academy, West Point, and a Master’s degree in Business Administration from the Harvard Business School. Mr. Murdy serves on our compensation and nominating and corporate governance committees.

Proposal for Ratification of the Selection of our Independent Registered Public Accounting Firm

General

Pursuant to the audit committee charter, the audit committee has the sole authority to retain an independent registered public accounting firm for our company. The board of directors requests that the stockholders ratify the audit committee’s selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2007.

The audit committee will not be bound by the ratification of, or failure to ratify, the selection of Deloitte & Touche LLP, but the audit committee will consider any failure to ratify the selection of Deloitte & Touche LLP in connection with the appointment of our independent registered public accounting firm for 2008.

The board of directors recommends a vote “FOR” ratification of the audit committee’s selection of Deloitte & Touche LLP as Kaiser’s independent registered public accounting firm for 2007.

Audit Committee Report

The audit committee charter requires our audit committee to undertake a variety of activities designed to assist our board of directors in fulfilling its oversight role regarding our independent registered public accounting firm’s independence, our financial reporting process, our systems of internal controls and our compliance with applicable laws, rules and regulations. These requirements are briefly summarized under “Corporate Governance — Board Committees — Audit Committee” below. The audit committee charter also makes it clear that the independent registered public accounting firm is ultimately accountable to the board of directors and the audit committee, not management.

Our internal accountants prepare our consolidated financial statements and our independent registered public accounting firm is responsible for auditing those financial statements. The audit committee oversees the financial reporting processes implemented by management but does not conduct any auditing or accounting reviews. The members of the audit committee are not company employees. Instead, the audit committee relies, without independent verification, on management’s representation that the financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America and on the representations of our independent registered public accounting firm included in its report on our financial statements. The audit committee’s oversight does not provide them with an independent basis for determining whether management has maintained appropriate accounting and financial reporting principles or policies or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the audit committee’s discussions with management and its accountants do not ensure that the financial statements are presented in accordance with accounting principles generally accepted in the United States of America or that the audit of the financial statements has been carried out in accordance with auditing standards of the Public Company Accounting Oversight Board (United States) or that our independent registered public accounting firm is in fact “independent.”

We have engaged Deloitte & Touche LLP as our independent registered public accounting firm to audit and report to our stockholders on our financial statements for 2007 and on our management’s assessment of, and the effectiveness of, our internal controls over financial reporting. The audit committee has discussed with management and Deloitte & Touche LLP significant accounting policies applied by us in our financial statements as well as alternative treatments, including (1) the treatment of an annual variable contribution obligation to the voluntary employees’ beneficiary association trust that provides benefits for certain eligible retirees represented by certain unions and their spouses and eligible dependents, or the Union VEBA Trust, and to another voluntary employees’ beneficiary association trust that provides benefits for certain other eligible retirees and their surviving spouses and eligible dependents, (2) the application of fresh start accounting upon our emergence from chapter 11 bankruptcy on July 6, 2006, and (3) the change in accounting methodologies with respect to inventory accounting made in connection with our application of fresh start accounting. For a more detailed discussion of these accounting items, see Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2006. During the year ended December 31, 2006, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused them to make a reference to the subject matter of the disagreement in connection with its reports.

The audit committee has reviewed and discussed the audited financial statements of Kaiser contained in our Annual Report on Form 10-K for the year ended December 31, 2006 with our management. The audit committee has also discussed with our independent registered public accounting firm the matters required to be discussed pursuant to SAS No. 61 (Codification of Statements on Auditing Standards, Communication with Audit Committees).

The audit committee has also received and reviewed the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Deloitte & Touche LLP its independence.

The audit committee discussed with our internal accountants and Deloitte & Touche LLP the overall scope and plans for their respective audits. The audit committee meets with management, our internal auditors and our independent auditors periodically in separate private sessions to discuss any matter that the committee, management, the independent auditors or such other persons believe should be discussed privately.

Based on the review and discussions referred to above, the audit committee recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2006, as filed with the Securities and Exchange Commission, or SEC.

The audit committee considered whether, and concluded that, the provision by Deloitte & Touche LLP of the services for which we paid the amounts set forth under “Tax Fees” and “All Other Fees” below is compatible with maintaining the independence of Deloitte & Touche LLP.

This report is submitted by the members of the audit committee of the board of directors:

Audit Committee

Teresa A. Hopp (Chair)
Alfred E. Osborne, Jr., Ph.D.
Georganne C. Proctor
Thomas M. Van Leeuwen
Brett E. Wilcox

This Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing made by us under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this Audit Committee Report by reference therein.

Independent Registered Public Accounting Firm’s Fees

The following table presents fees for professional audit services rendered by Deloitte & Touche LLP for the audit of our annual financial statements for each of 2005 and 2006, and fees billed for other services rendered by Deloitte & Touche LLP.

	2005	2006

Audit Fees(1)	$1,971,710	$2,359,289
Audit-Related Fees(2)	$158,040	$311,358
Tax Fees(3)	$210,000	$295,186
All Other Fees	$—	$—

(1)	Audit fees consist principally of fees for the audit of our annual financial statements and review of our financial statements included in our Quarterly Reports on Form 10-Q for those years, audit services provided in connection with compliance with the requirements of the Sarbanes-Oxley Act of 2002, or SOX, and fees incurred in connection with the filing of registration statements with the SEC.

(2)	Audit-related fees consist principally of fees for employee benefit plans, SOX, Section 404 advisory services and statutory audits.

(3)	Tax fees consist principally of tax compliance and preparation fees.

The audit committee charter requires that the audit committee pre-approve all audit and non-audit engagements, fees, terms and services in a manner consistent with the Sarbanes-Oxley Act of 2002 and all rules and applicable listing standards promulgated by the SEC and the Nasdaq Marketplace Rules and other applicable criteria of the NASD. The audit committee may delegate the authority to grant any pre-approvals of non-audit engagements to one or more members of the audit committee, provided that such member (or members) report any pre-approvals to the audit committee at its next scheduled meeting. The audit committee has delegated pre-approval authority to its chair. All of the audit-related fees, tax fees and other fees for 2006 were pre-approved by our former audit committee.

Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

CORPORATE GOVERNANCE

Our board of directors is responsible for providing effective governance over the affairs of our company. Kaiser’s corporate governance practices are designed to align the interests of the board of directors and management with those of our stockholders and to promote honesty and integrity throughout the company. Highlights of our corporate governance practices are described below.

A copy of the current charter, as approved by our board of directors, for each of our executive committee, audit committee, compensation committee and nominating and corporate governance committee and a copy of our corporate governance guidelines and code of business conduct and ethics, which applies to all of our employees, including our executive officers, are available on our Internet website at www.kaiseraluminum.com under “Investor Relations — Corporate Governance.” Copies are also available to stockholders upon request from our Corporate Communications Department, Kaiser Aluminum Corporation, 27422 Portola Parkway, Suite 350, Foothill Ranch, CA 92610-2831. Furthermore, we will post any amendments to our Code of Business Conduct and Ethics, or waivers of the Code for our directors or executive officers, on our Internet website at www.kaiseraluminum.com under “Investor Relations — Corporate Governance.”

Stockholder Communications with the Board of Directors

Stockholders may communicate with our board of directors as a group or with the chair of our executive committee, audit committee, compensation committee or nominating and corporate governance committee by sending an email to boardofdirectors@kaiseraluminum.com, execchair@kaiseraluminum.com, auditchair@kaiseraluminum.com, compchair@kaiseraluminum.com, or nominatingchair@kaiseraluminum.com, respectively, or by writing to such group or person at Kaiser Aluminum Corporation, Attn: Corporate Secretary (Board of Directors), 27422 Portola Parkway, Suite 350, Foothill Ranch, California 92610-2831. Communications that are intended specifically for any other group of directors or for any individual director, such as the independent directors as a group or the Lead Independent Director, should be sent to the attention of our corporate secretary at the address above or via email at corpsecretary@kaiseraluminum.com and should clearly state the individual director or group of directors that is the intended recipient of the communication.

Our corporate secretary will review each communication and, following such review, determine whether or not the communication is appropriate for delivery to the director or group of directors to whom it is addressed. Communications that, in the judgment of our corporate secretary, are clearly of a marketing nature, that advocate that Kaiser engage in illegal activity, that do not reasonably relate to Kaiser or our business or that are similarly inappropriate will not be furnished to the intended recipient. If, in the judgment of the corporate secretary, any communication pertains to an accounting, it will be forwarded to our Compliance Officer.

Communications that, in the judgment of our corporate secretary, are appropriate for delivery to the director or group of directors to whom they are addressed will, unless requiring immediate attention, be assembled and delivered to the intended recipients on a periodic basis, generally at or in advance of each regularly scheduled meeting of our board of directors. Any communication that, in the judgment of our corporate secretary, requires immediate attention will be promptly delivered to the director or group of directors to whom such communication is addressed. In no case will the corporate secretary provide anyone but a member of our board of directors with access to any communication.

Board and Committee Meetings and Consents in 2006

Between our emergence from chapter 11 bankruptcy on July 6, 2006 and December 31, 2006, our board of directors held five meetings and acted by unanimous written consent one time. In addition to meetings of the full board of directors, directors attended meetings of board of directors committees. Each incumbent director attended at least 80% of the aggregate number of meetings of the board of directors and the committees on which he or she served. Members of our board of directors are expected to make reasonable efforts to attend our annual meetings of stockholders.

Prior to our emergence from chapter 11 bankruptcy, between January 1, 2006 and July 6, 2006, our board of directors held eight meetings and did not act by unanimous written consent.

Director Independence

Our corporate governance guidelines, adopted upon our emergence from chapter 11 bankruptcy, require that a majority of the members of our board of directors satisfy the independence requirements set forth in the Nasdaq Marketplace Rules and other applicable criteria of the National Association of Securities Dealers, or NASD. We refer to these requirements as the general independence criteria. Additionally, our audit committee charter, compensation committee charter and nominating and corporate governance committee charter, each adopted upon our emergence from chapter 11 bankruptcy, require that all respective committee members satisfy the general independence criteria. There are no family relationships among our officers or directors.

Based upon information requested from and provided by each director concerning their background, employment and affiliations, including family relationships, our board of directors has determined that each of Messrs. Frankel, Murdy, Osborne, Quinn, Van Leeuwen and Wilcox and Mmes. Hopp and Proctor, representing eight of our nine directors, satisfy the general independence criteria and are independent within the meaning of such term under our corporate governance guidelines. In making such determination, the board of directors considered the relationships that each of the directors had with our company and all other facts and circumstances the board of directors deemed relevant in determining the independence of each of the directors in accordance with the general independence criteria, including the fees paid to such individuals for attending meetings prior to our emergence from chapter 11 bankruptcy and their formal appointment as directors upon emergence.

Prior to our emergence from chapter 11 bankruptcy, we were not listed on a national securities exchange and, consequently, the members of our board of directors as constituted prior to our emergence from chapter 11 bankruptcy were not subject to independence requirements. However, our board of directors as constituted prior to emergence determined that, of its six members, Robert J. Cruikshank, Ezra G. Levin and John D. Roach satisfied the independence requirements set forth in both the Nasdaq Marketplace Rules and the New York Stock Exchange Listed Company Manual and that George T. Haymaker, Jr., Jack A. Hockema and Charles E. Hurwitz did not meet such independence standards. Prior to our emergence, Messrs. Cruikshank and Roach were members of our audit committee; Messrs. Cruikshank, Roach and Levin were members of our compensation policy committee; Mr. Cruikshank was the sole member of our Section 162(m) compensation committee; and Messrs. Haymaker, Hockema and Levin were members of our executive committee. We did not have a nominating and corporate governance committee prior to our emergence from chapter 11 bankruptcy.

Our corporate governance guidelines require our independent directors to meet at least quarterly in executive sessions at which only independent directors are present. The guidelines further provide that the position of Lead Independent Director will be selected by a majority of the independent directors. Stockholders may communicate with the independent directors as provided above. See “— Stockholder Communications with the Board of Directors” above.

Director Designation Agreement

On July 6, 2006, we entered into a Director Designation Agreement with the USW under which the USW has certain rights to nominate individuals to serve on our board of directors and committees until December 31, 2012. The USW has the right to nominate, for submission to our stockholders for election at each annual meeting, the minimum number of candidates necessary to ensure that, assuming such candidates are included in the slate of director candidates recommended by our board of directors in our proxy statement relating to the annual meeting and our stockholders elect each candidate so included, at least 40% of the members of our board of directors immediately following such election are directors who were either designated by the USW pursuant to our chapter 11 plan of reorganization or have been nominated by the USW in accordance with the Director Designation Agreement. The Director Designation Agreement contains requirements as to the timeliness, form and substance of the notice the USW must give to our nominating and corporate governance committee in order to nominate such candidates. The nominating and corporate governance committee will determine in good faith whether each candidate properly submitted by the USW satisfies the qualifications set forth in the Director Designation Agreement. If our nominating and corporate governance committee determines that such candidate satisfies the qualifications, the committee will, unless otherwise required by its fiduciary duties, recommend such candidate to our board of directors for inclusion in the slate of directors to be recommended by the board of directors in our proxy statement. The board of directors will, unless otherwise required by its fiduciary duties, accept the recommendation and include the director candidate in the slate of directors the board of directors recommends.

The Director Designation Agreement also provides that the USW will have the right to nominate an individual to fill a vacancy on the board of directors resulting from the death, resignation, disqualification or removal of a director who was either designated by the USW to serve on the board of directors pursuant to our chapter 11 plan of reorganization or has been nominated by the USW in accordance with the Director Designation Agreement. The Director Designation Agreement further provides that, in the event of newly created directorships resulting from an increase in the number of our directors, the USW will have the right to nominate the minimum number of individuals to fill such newly created directorships necessary to ensure that at least 40% of the members of the board of directors immediately following the filling of the newly created directorships are directors who were either designated by the USW pursuant to our plan of reorganization or have been nominated by the USW in accordance with the Director Designation Agreement. In each such case, the USW, our nominating and corporate governance committee and the board of directors will be required to follow the nomination and approval procedures described above.

A candidate nominated by the USW may not be an officer, employee, director or member of the USW or any of its local or affiliated organizations as of the date of his or her designation as a candidate or election as a director. Each candidate nominated by the USW must satisfy:

•	the general independence criteria;

•	the qualifications to serve as a director as set forth in any applicable corporate governance guidelines adopted by the board of directors and policies adopted by our nominating and corporate governance committee establishing criteria to be utilized by it in assessing whether a director candidate has appropriate skills and experience; and

•	any other qualifications to serve as director imposed by applicable law.

Finally, the Director Designation Agreement provides that, so long as our board of directors maintains an audit committee, executive committee or nominating and corporate governance committee, each such committee will, unless otherwise required by the fiduciary duties of the board of directors, include at least one director who was either designated by the USW to serve on the board of directors pursuant to our plan of reorganization or has been nominated by the USW in accordance with the Director Designation Agreement (provided at least one such director is qualified to serve on such committee as determined in good faith by the board of directors).

Current members of our board of directors that were designated by the USW pursuant to our chapter 11 plan of reorganization are Messrs. Frankel, Quinn and Wilcox. Mr. Quinn has been nominated for re-election at the Annual Meeting in accordance with the provisions of the Director Designation Agreement. In addition, under the Director Designation Agreement, the USW has the right to nominate an individual to fill the vacancy on our board of directors resulting from the death in February 2007 of George Becker, who was designated by the USW to serve on our board of directors pursuant to our chapter 11 plan of reorganization.

Board Committees

Currently, we have four standing committees of the board of directors: an executive committee; an audit committee; a compensation committee; and a nominating and corporate governance committee.

Executive Committee

The executive committee of the board of directors manages our business and affairs that require attention prior to the next regular meeting of our board of directors. However, the executive committee does not have the power to (1) approve or adopt, or recommend to our stockholders, any action or matter expressly required by law to be submitted to our stockholders for approval, (2) adopt, amend or repeal any bylaw of our company, or (3) take any other action reserved for action by the board of directors pursuant to a resolution of the board of directors or otherwise prohibited to be taken by the executive committee by law or pursuant to our certificate of incorporation or bylaws.

Our executive committee charter requires that a majority of the members of the executive committee satisfy the general independence criteria. The members of the executive committee must include the Chairman of the Board and at least one of the directors either designated by the USW pursuant to our chapter 11 plan of reorganization or nominated by the USW in accordance with the Director Designation Agreement (so long as at least one such director is qualified to serve thereon).

Our executive committee currently consists of Messrs. Hockema and Wilcox and Ms. Hopp. Mr. Hockema currently serves as the chair of the executive committee. Between our emergence from bankruptcy on July 6, 2006 and December 31, 2006, our executive committee did not meet but did act by unanimous written consent two times. Prior to our emergence from chapter 11 bankruptcy, our former executive committee held one meeting and acted by unanimous written consent one time between January 1, 2006 and July 6, 2006.

Audit Committee

The audit committee of the board of directors oversees our accounting and financial reporting practices and processes and the audits of our financial statements on behalf of the board of directors. The audit committee is responsible for appointing, compensating, retaining and overseeing the work of our independent auditors. Other duties and responsibilities of the audit committee include:

•	establishing hiring policies for employees or former employees of the independent auditors;

•	reviewing our systems of internal accounting controls;

•	discussing risk management policies;

•	approving related-party transactions;

•	establishing procedures for complaints regarding financial statements or accounting policies; and

•	performing other duties delegated to the audit committee by the board of directors from time to time.

Our audit committee charter requires that all members of the audit committee satisfy the general independence criteria. The charter also requires that no audit committee member may have participated in the preparation of our financial statements during the three years prior to his or her appointment as a member and that each audit committee member be able to read and understand fundamental financial statements, including a balance sheet, an income statement and a cash flow statement. Additionally, at least one member of the audit committee must have had past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in that individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities and that member or another member must have sufficient education or experience to have acquired the attributes necessary to meet the criteria of an “audit committee financial expert,” as that term is defined in SEC rules. The members of the audit committee must include at least one of the directors either designated by the USW pursuant to our chapter 11 plan of reorganization or nominated by the USW in accordance with the Director Designation Agreement (so long as at least one such director is appropriately qualified).

Our audit committee consists of Mmes. Hopp and Proctor and Messrs. Osborne, Van Leeuwen and Wilcox. Ms. Hopp currently serves as the chair of the audit committee. Our board of directors has determined that all five members of the audit committee (1) meet the general independence criteria, as well as the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, or the Exchange Act and (2) are able to read and understand fundamental financial statements. Our board of directors also determined that no member of the audit committee participated in the preparation of our financial statements during the three years prior to their appointment as members of the committee. Our board of directors has determined that Mmes. Hopp and Proctor and Mr. Wilcox satisfy the financial sophistication criteria described above and satisfy the criteria necessary to serve as the “audit committee financial expert.”

Between our emergence from chapter 11 bankruptcy on July 6, 2006 and December 31, 2006, our audit committee held four meetings and acted by unanimous written consent one time. Prior to our emergence from chapter 11 bankruptcy, our former audit committee held five meetings and did not act by unanimous written consent between January 1, 2006 and July 6, 2006.

Compensation Committee

General

The compensation committee of the board of directors establishes and administers our policies, programs and procedures for compensating our senior management, including determining and approving the compensation of our executive officers. Other duties and responsibilities of the compensation committee include:

•	administering plans adopted by the board of directors that contemplate administration by the compensation committee, including our 2006 Equity and Performance Incentive Plan;

•	overseeing regulatory compliance with respect to compensation matters;

•	reviewing director compensation; and

•	performing other duties delegated to the compensation committee by the board of directors from time to time.

The compensation committee solicits the views of our chief executive officer on compensation matters, including as they relate to the compensation of the other members of senior management reporting to the chief executive officer. The compensation committee has retained Hewitt Associates, LLC to advise the compensation committee on all matters related to compensation of our chief executive officer and other members of senior management. Hewitt’s services in this regard include (i) providing competitive market data and related assessments of executive compensation as background against which the compensation committee considers executive compensation, (ii) preparing and reviewing tally sheets for the named executive officers, (iii) apprising the compensation committee of trends and best practices associated with executive and director compensation, (iv) providing support with respect to legal, regulatory and accounting considerations impacting compensation and benefit programs, and (v) attending meetings of the compensation committee and board of directors when requested. These services are typically directed by the compensation committee and coordinated with our human resources department.

Our compensation committee charter requires that all members of the compensation committee satisfy the general independence criteria, as well as qualify as a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act.

Our compensation committee currently consists of Messrs. Murdy and Quinn and Ms. Proctor. Mr. Murdy currently serves as the chair of the compensation committee. Between our emergence from chapter 11 bankruptcy on July 6, 2006 and December 31, 2006, our compensation committee held two meetings and acted by unanimous written consent one time. Prior to our emergence from chapter 11 bankruptcy, our former compensation policy committee held three meetings and did not act by unanimous written consent and our Section 162(m) compensation committee did not meet or act by unanimous written consent between January 1, 2006 and July 6, 2006.

Compensation Committee Interlocks and Insider Participation

From the time of our emergence from bankruptcy on July 6, 2006 through the end of 2006, Messrs. Murdy and Quinn and Ms. Proctor served as members of the compensation committee. None of the members of the compensation committee (1) was an officer or employee of our company during the year, (2) was formerly an officer of our company, or (3) had any relationships requiring disclosure by us under the SEC’s rules with respect to certain relationships and related-party transactions. Furthermore, none of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or compensation committee.

Prior to our emergence from chapter 11 bankruptcy on July 6, 2006, Messrs. Cruikshank, Roach and Levin were members of our compensation policy committee and Mr. Cruikshank was the sole member of our Section 162(m) compensation committee. None of the members of the compensation policy committee or the Section 162(m) compensation committee (1) was an officer or employee of our company during the year, (2) was formerly an officer of our company, or (3) had any relationships requiring disclosure by us under the SEC’s rules with respect to certain relationships and related-party transactions.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee of the board of directors identifies individuals qualified to become members of our board of directors, recommends candidates to fill vacancies and newly-created positions on our board of directors, recommends director nominees for the election by stockholders at the annual meetings of stockholders and develops and recommends to the board of directors our corporate governance principles.

To ensure flexibility with respect to the director nominee evaluation process, the nominating and corporate governance committee has not established specific, minimum qualifications that an individual must meet in order to become a member of the board of directors. The nominating and corporate governance committee evaluates director candidates submitted by stockholders as described below in the same manner as those candidates identified by the nominating and corporate governance committee. The nominating and corporate governance committee believes that our company is best served when each member of the board of directors:

•	exhibits strong leadership in his or her particular field or area of expertise;

•	possesses the ability to exercise sound business judgment;

•	has a strong educational background or equivalent life experiences;

•	has substantial experience both in the business community and outside the business community;

•	contributes positively to the existing collaborative culture among members of the board of directors;

•	represents the best interests of all of our stockholders and not just one particular constituency;

•	has experience as a senior executive of a company of significant size or prominence or another business or organization comparable to our company;

•	possesses skills and experience which make him or her a desirable addition to a standing committee of the board of directors;

•	consistently demonstrates integrity and ethics in his or her professional and personal life; and

•	has the time and ability to participate fully in activities of the board of directors, including attendance at, and active participation in, meetings of the board of directors and the committee or committees of which he or she is a member.

Other duties and responsibilities of the nominating and corporate governance committee include:

•	assisting in succession planning;

•	considering possible conflicts of interest of members of the board of directors and management and making recommendations to prevent, minimize or eliminate such conflicts of interests;

•	making recommendations to the board of directors regarding the appropriate size of the board of directors; and

•	performing other duties delegated to the nominating and corporate governance committee by the board of directors from time to time.

The nominating and corporate governance committee has adopted policies and procedures by which our stockholders may submit director candidates to the nominating and corporate governance committee for consideration. If the nominating and corporate governance committee receives, by a date not less than 120, nor more than 150, calendar days before the anniversary of the date that the proxy statement was mailed to stockholders in connection with our previous year’s annual meeting, a recommendation for a director nominee from a stockholder or group of stockholders that beneficially owned more than 5% of our outstanding common stock for at least one year as of the date of the recommendation, then such director candidate will be considered and evaluated by the nominating and corporate governance committee for the annual meeting immediately succeeding the date that proper written notice was timely delivered to and received by the nominating and corporate governance committee. Where the date of our annual meeting of stockholders changes by more than 30 calendar days from the previous year’s annual meeting, such written notice of the recommendation for the director candidate will be considered timely if, and only if, it is received by the nominating and corporate governance committee no later than the close of business on the 10th calendar day following the first day on which notice of the date of the upcoming annual meeting is publicly disclosed by us.

Written notice from an eligible stockholder or group of eligible stockholders to the nominating and corporate governance committee recommending a director candidate must contain or be accompanied by:

•	proof that the stockholder or group of stockholders submitting the recommendation for a director candidate has beneficially owned, for the required one-year holding period, more than 5% of our outstanding common stock;

•	a written statement that the stockholder or group of stockholders submitting the recommendation for a director candidate intends to continue to beneficially own more than 5% of our outstanding common stock through the date of the next annual meeting of stockholders;

•	the name and record address of each stockholder submitting a recommendation for the director candidate, the written consent of each such stockholder and the director candidate to be publicly identified (including, in the case of the director candidate, to be named in the Company’s proxy materials) and the written consent of the director candidate to serve as a member of our board of directors (and any committee of our board of directors to which the director candidate is assigned to serve by our board of directors) if elected;

•	a description of all arrangements or understandings between or among any of the stockholder or group of stockholders submitting the recommendation for a director candidate, the director candidate and any other person or persons (naming such person or persons) pursuant to which the submission of the recommendation for a director candidate is to be made by such stockholder or group of stockholders;

•	with respect to the director candidate, (1) his or her name, age, business and residential address and principal occupation or employment, (2) the number of shares of our common stock beneficially owned by him or her, (3) a resume or similar document detailing his or her personal and professional experiences and accomplishments, and (4) all other information relating to the director candidate that would be required to be disclosed in a proxy statement or other filing made in connection with the solicitation of proxies for the election of directors pursuant to the Exchange Act, the rules of the SEC, the Nasdaq Marketplace Rules or other applicable criteria of the NASD; and

•	a written statement that each submitting stockholder and the director candidate shall make available to the committee all information reasonably requested in connection with the committee’s evaluation of the director candidate.

The notice must be signed by each stockholder submitting the proposal and the director candidate. The notice must be sent to the following address by registered or certified mail: Kaiser Aluminum Corporation, Attn: Corporate Secretary (Nominating and Corporate Governance Committee), 27422 Portola Parkway, Suite 350, Foothill Ranch, California 92610-2831.

Our nominating and corporate governance committee requires that all members of the nominating and governance committee satisfy the general independence criteria. The members of the nominating and corporate governance committee must include at least one of the directors either designated by the USW pursuant to our chapter 11 plan of reorganization or nominated by the USW in accordance with the Director Designation Agreement (so long as at least one such director is appropriately qualified).

Our nominating and corporate governance committee currently consists of Messrs. Osborne, Frankel, Murdy, Quinn and Van Leeuwen. Dr. Osborne currently serves as the chair of the nominating and corporate governance committee. Between our emergence from bankruptcy on July 6, 2006 and December 31, 2006, our nominating and corporate governance committee did not meet and acted by unanimous written consent one time. We did not have a nominating and corporate governance committee prior to our emergence from chapter 11 bankruptcy on July 6, 2006.

EXECUTIVE OFFICERS

The following table sets forth the names and ages of each of the current executive officers of our company and the positions they hold.

Name	Age	Position(s)

Jack A. Hockema	60	President, Chief Executive Officer and Chairman of the Board; Director
Joseph P. Bellino	56	Executive Vice President and Chief Financial Officer
John Barneson	56	Senior Vice President and Chief Administrative Officer
John M. Donnan	46	Vice President, Secretary and General Counsel
Daniel J. Rinkenberger	48	Vice President and Treasurer

Set forth below are brief descriptions of the business experience of each of our executive officers.

Jack A. Hockema has served as our President and Chief Executive Officer and a director since October 2001, and as Chairman of the Board since July 2006. He previously served as Executive Vice President of Kaiser and President of the Kaiser Fabricated Products division from January 2000 to October 2001, and Executive Vice President of Kaiser from May 2000 to October 2001. He served as Vice President of Kaiser from May 1997 to May 2000. Mr. Hockema was President of Kaiser Engineered Products from March 1997 to January 2000. He served as President of Kaiser Extruded Products and Engineered Components from September 1996 to March 1997. Mr. Hockema served as a consultant to Kaiser and acting President of Kaiser Engineered Components from September 1995 to September 1996. Mr. Hockema was an employee of Kaiser from 1977 to 1982, working at our Trentwood facility, and serving as plant manager of our former Union City, California can plant and as operations manager for Kaiser Extruded Products. In 1982, Mr. Hockema left Kaiser to become Vice President and General Manager of Bohn Extruded Products, a division of Gulf+Western, and later served as Group Vice President of American Brass Specialty Products until June 1992. From June 1992 to September 1996, Mr. Hockema provided consulting and investment advisory services to individuals and companies in the metals industry. He holds a Master of Science degree in Industrial Management and a Bachelor of Science degree in Civil Engineering, both from Purdue University.

Joseph P. Bellino has served as our Executive Vice President and Chief Financial Officer since May 2006. Prior to joining Kaiser, Mr. Bellino was employed by Steel Technologies Inc., a flat-rolled steel processor, where he served as chief financial officer and treasurer for nine years and was a member of the board of directors from 2002 to 2004. From 1996 to 1997, Mr. Bellino was president of Beacon Capital Advisors Company, a consulting firm specializing in mergers and acquisitions, valuations and executive advisory services. Prior to 1996, Mr. Bellino held senior executive positions with a privately held holding company with investments in the manufacturing and distribution industries for 15 years. Mr. Bellino holds a Bachelor of Science degree in finance and a Master of Business Administration degree, both from Ohio State University.

John Barneson has served as our Senior Vice President and Chief Administrative Officer since August 2001. He previously served as our Vice President and Chief Administrative Officer from December 1999 through August 2001. He served as Engineered Products Vice President of Business Development and Planning from September 1997 to December 1999. Mr. Barneson served as Flat-Rolled Products Vice President of Business Development and Planning from April 1996 to September 1997. Mr. Barneson has been an employee of Kaiser since September 1975 and has held a number of staff and operation management positions within the Flat-Rolled and Engineered Products business units. He holds a Master of Science degree and a Bachelor of Science degree in Industrial Engineering from Oregon State University.

John M. Donnan has served as our Vice President, Secretary and General Counsel since January 2005. Mr. Donnan joined the legal staff of Kaiser in 1993 and was named Deputy General Counsel of Kaiser in 2000. Prior to joining Kaiser, Mr. Donnan was an associate in the Houston, Texas office of the law firm of Chamberlain, Hrdlicka, White, Williams & Martin. He holds a Juris Doctorate degree from the University of Arkansas School of Law and Bachelor of Business Administration degrees in finance and accounting from Texas Tech University. He is a member of the Texas and California bars.

Daniel J. Rinkenberger has served as our Vice President and Treasurer since January 2005. He previously served as our Vice President of Economic Analysis and Planning from February 2002 through January 2005. He served as Vice President, Planning and Business Development of Kaiser Fabricated Products division from June 2000 through February 2002. Prior to that, he served as Vice President, Finance and Business Planning of Kaiser Flat-Rolled Products division from February 1998 to February 2000, and as our Assistant Treasurer from January 1995 through February 1998. Before joining Kaiser, he held a series of progressively responsible positions in the Treasury Department at Pennzoil Corporation. He holds a Master of Business Administration degree in finance from the University of Chicago and a Bachelor of Education degree from Illinois State University. He is a Chartered Financial Analyst.

EXECUTIVE COMPENSATION

Compensation Committee Report

The compensation committee has reviewed and discussed with management the compensation discussion and analysis section included below. Based on its review and discussions with management, the compensation committee recommended to the board of directors that such compensation discussion and analysis be included in this Proxy Statement.

This report is submitted by the members of the compensation committee of the board of directors:

Compensation Committee

William F. Murdy (Chair)
Georganne C. Proctor
Jack Quinn

Compensation Discussion and Analysis

Introduction

This section provides (1) an overview of the compensation committee of the board of directors, (2) a discussion of the background and objectives of our compensation programs for senior management, and (3) a discussion of all material elements of the compensation of each of the executive officers identified in the following table, whom we refer to as our named executive officers:

Name	Title

Jack A. Hockema	President and Chief Executive Officer (our principal executive officer)
Joseph P. Bellino	Executive Vice President and Chief Financial Officer (our principal financial officer)
John Barneson	Senior Vice President and Chief Administrative Officer
John M. Donnan	Vice President, Secretary and General Counsel
Daniel D. Maddox	Vice President and Controller (our former principal accounting officer)
Kerry A. Shiba	Executive Vice President and Chief Financial Officer (our former principal financial officer)

The year ended December 31, 2006 was a transition year for us. It was also a transition year for the board of directors and our compensation programs. On July 6, 2006, we emerged from chapter 11 bankruptcy, and a new board of directors selected by our pre-emergence creditors was installed.

In contemplation of our emergence from chapter 11 bankruptcy, the individuals expected to serve on the compensation committee at emergence began an extensive review of all aspects of our executive compensation programs in early 2006. Based on their review and discussions with the other individuals expected to serve on the board of directors at emergence, a comprehensive compensation structure was approved for implementation upon our emergence.

Overview of Compensation Committee

As indicated above, the compensation committee of the board of directors is comprised entirely of independent directors. The compensation committee’s primary duties and responsibilities are to establish and implement our compensation policies and programs for senior management. The compensation committee has the authority under its charter to engage the services of outside advisors, experts and others to assist it. Pursuant to that authority, the compensation committee has engaged Hewitt to advise it on all matters related to compensation of our chief executive officer and other members of senior management.

Our chief executive officer, other members of our management and outside advisors may be invited to attend all or a portion of a compensation committee meeting depending on the nature of the agenda items. Neither our chief executive officer nor any other member of management votes on items before the compensation committee; however, the compensation committee and board of directors solicit the views of the chief executive officer on compensation matters, including as they relate to the compensation of the other named executive officers and other members of senior management reporting to the chief executive officer. The compensation committee also works with our senior management to determine the agenda for each meeting, and our human resources department, with the assistance of our outside advisors, prepares the meeting materials.

Objectives of our Compensation Program

The comprehensive compensation structure implemented upon our emergence from chapter 11 bankruptcy was developed based on the following objectives:

•	Create alignment between senior management and stockholders by rewarding senior management for the achievement of strategic goals that successfully drive our operations and enhance stockholder value;

•	Attract, motivate and retain highly experienced executives vital to our short-term and long-term success, profitability and growth;

•	Differentiate senior management rewards based on actual performance; and

•	Provide targeted compensation levels consistent with the 50th percentile of our compensation peer group, which is discussed below, for base salary, the 50th percentile for annual monetary incentives at target-level performance and between the 50th and the 65th percentile for annualized economic equity grant value of long-term incentives.

Design of our Compensation Program

The compensation program for senior management, including the named executive officers, is intended to reinforce the importance of performance and accountability at both the individual and corporate levels. In addition to focusing on “pay for performance,” our compensation program is designed to:

•	Balance short-term and long-term goals (approximately 50% of the chief executive officer’s target total compensation is delivered through long-term incentives, while approximately 40% of the target total compensation for the other named executive officers is delivered through long-term incentives);

•	Deliver a mix of fixed and at-risk compensation (by design, approximately 70% of the chief executive officer’s target total compensation and approximately 60% of the target total compensation for the other named executive officers is variable, i.e., at-risk annual and long-term incentive compensation) that is directly related to stockholder value and our overall performance;

•	Provide guidelines for a compensation program that is competitive with our compensation peer group; and

•	Use equity-based awards, stock ownership guidelines and annual incentives that are linked to stockholder value and achievement of individual, segment and corporate performance.

Each element of compensation is reviewed individually and considered collectively with the other elements of our compensation program to ensure that it is consistent with the goals and objectives of both that particular element of compensation and our overall compensation program.

In designing the compensation program and in determining senior management compensation, including the compensation of the named executive officers, we also considered the following factors:

•	The external challenges to our ability to attract and retain strong senior management;

•	Each individual’s contributions to our overall results;

•	Our operating and financial performance compared with the targeted goals; and

•	Our size and complexity compared with companies in our compensation peer group.

We also use “tally sheets” that provide a summary of the compensation history of our chief executive officer and those members of senior management reporting to the chief executive officer. These tally sheets include a historical summary of base salary, annual bonus and long-term equity awards. They also provide a review of wealth and retirement accumulation as a result of employment with our company.

In developing the compensation structure that was effective upon our emergence from chapter 11 bankruptcy, we reviewed the compensation and benefit practices, as well as levels of pay, of a compensation peer group of companies. The selection of an appropriate peer group was an important part of the work performed by the individuals expected to serve on the compensation committee at emergence. Working closely with Hewitt, the companies selected were determined to: (1) be of a similar size; (2) have positions of similar complexity and scope of responsibility; and (3) compete with us for talent. The selected companies include companies in similar industries, as well as companies in different industries. We continually review, evaluate and update the compensation peer group. For the compensation structure developed in 2006 in anticipation of our emergence from chapter 11 bankruptcy and the compensation structure developed in 2007, the compensation peer group consisted of 41 companies. As we developed the peer group for 2006, we also determined that it was appropriate to design programs that deliver total compensation between the 50th and 65th percentiles of the compensation peer group. However, we also recognize that we compete with much larger companies that aggressively recruit for the best qualified talent in particularly critical functions and that to attract and retain that talent, we may determine that it is in the best interests of our company and stockholders to provide packages that deviate from the targeted pay objectives.

Background of our Compensation Programs

Although this section focuses on our post-emergence compensation programs, it also addresses certain aspects of our key employee retention program, implemented in 2002 during our chapter 11 bankruptcy with the support of our creditors and approval of the bankruptcy court in order to meet the dual goals of (1) providing the retention incentives necessary to retain certain key employees who were expected to remain with us through our emergence from chapter 11 bankruptcy, assume the additional administrative and operational burdens imposed on us during chapter 11 bankruptcy and take the actions necessary to improve our operating performance and strategic positioning during the chapter 11 bankruptcy and (2) addressing the financial constraints and obligations to creditors faced by companies in chapter 11 bankruptcy. We refer to the key employee retention program as the Chapter 11 KERP. Among other elements, the Chapter 11 KERP included:

•	a two-year retention plan (which we refer to as our Chapter 11 Retention Plan) that provided semi-annual retention payments to key employees through March 31, 2004, with a significant portion of those payments to certain senior employees, including Messrs. Hockema and Barneson, being withheld and paid, subject to certain conditions relating to continued employment, in two installments — the first on the date of emergence and the second one year later;

•	a long-term incentive plan (which we refer to as our Chapter 11 Long-Term Incentive Plan) designed to provide incentives for key employees to achieve cost reductions in excess of $80 million annually, with all awards earned being withheld and paid, subject to certain conditions relating to continued employment, in two installments — the first on the date of emergence and the second one year later;

•	a severance plan (which we refer to as our Severance Plan) and related agreements designed to provide key employees with job security in an uncertain environment;

•	change-in-control severance agreements (which we refer to as Change in Control Agreements) intended to retain key employees through any potential merger or acquisition transaction; and

•	the continuance for key employees of our then-existing nonqualified, unfunded supplemental executive retirement plan (which we refer to as our Old Restoration Plan) intended to restore benefits that would be payable to participants in the Kaiser Aluminum Salaried Employees Retirement Plan, a defined benefit pension plan previously maintained by us for our salaried employees (which we refer to as our Old Pension Plan), but for legal limitations on benefit accruals and payments thereunder.

Each of these elements is more fully described below.

As indicated, retention of our senior management was determined to be important to our successful emergence from chapter 11 bankruptcy, and a discussion of certain elements of the Chapter 11 KERP is relevant to any discussion of (1) compensation received by our named executive officers in 2006, (2) compensation accrued to our named executive officers during our chapter 11 bankruptcy, but payable in 2007, (3) the rights of our named executive officers upon termination of employment, and (4) the comprehensive compensation structure implemented upon our emergence from chapter 11 bankruptcy. This is particularly true because, as indicated above, several elements of the Chapter 11 KERP were designed to enhance retention of key employees by conditioning payments on continued employment and withholding payments until at and after our emergence.

Elements of Compensation

Our compensation program currently consists of base salary, annual cash incentives, long-term incentives, retirement benefits and certain perquisites. In addition, we impose stock ownership requirements on senior management and provide for general severance and change-in-control protections for certain members of senior management, including each of the named executive officers. We also entered into employment agreements with Messrs. Hockema, Bellino and Maddox, although Mr. Maddox’s agreement expired on March 31, 2007.

Base salary

We annually review base salaries for our chief executive officer and those members of senior management reporting to the chief executive officer and determine if a change is appropriate. In reviewing base salaries, we consider several factors, including level of responsibility, prior experience, a comparison to base salaries paid for comparable positions in our compensation peer group and the relationship among base salaries paid within our company. Our intent is to fix base salaries at levels that we believe are consistent with our program design objectives, including the ability to attract, motivate and retain individuals in a competitive environment.

During 2006, we did not increase the base salary of Mr. Hockema or Mr. Donnan. Mr. Hockema’s base salary remained at the same level as 2005 as part of the negotiation of his new employment agreement based on our analysis of competitive market practice. Mr. Donnan was promoted to his current position in 2005 and received a base salary increase at that time. In April 2006, each of Messrs. Barneson and Maddox received a base salary increase so that his salary level would be better aligned with the compensation structure that was being developed in contemplation of our emergence from chapter 11 bankruptcy. Mr. Shiba, who resigned effective January 23, 2006, did not receive a base salary increase in 2006. The base salary of Mr. Bellino, who joined us in May 2006, was negotiated based on our analysis of competitive market practice information provided by Hewitt. Base salaries for our named executive officers in 2006 were as follows:

	Amount of Base Salary
Name	Increase for 2006	2006 Base Salary

Jack A. Hockema	$0	$730,000
Joseph P. Bellino	—	$350,000
John Barneson	$5,000	$280,000
John M. Donnan	$0	$260,000
Daniel D. Maddox	$25,000	$225,000
Kerry A. Shiba	$0	$270,000

Annual cash incentives

Our annual cash incentives link the compensation of participants directly to the accomplishment of specific business goals, as well as individual performance. Annual cash incentive compensation is intended to focus and reward individuals based on measures identified as having a positive impact on our annual business results. Our 2006 Short-Term Incentive Plan, a transition program based on historical programs using return on net assets and core cash flows, was designed to (1) focus attention on earnings before interest, taxes, depreciation and amortization, or EBITDA, from our fabricated products segment in order to continue to tie compensation to returns on net assets and core cash flows, with modifiers for achievement of plan, individual performance and safety performance, (2) reward achievement of aggressive performance goals, (3) provide incentive opportunities consistent with those provided by companies in the compensation peer group, and (4) link performance compensation to individual performance as well as our ability to pay. When establishing our threshold performance incentive targets, the compensation committee reviews and discusses with both senior management and the full board of directors our business plan and its key underlying assumptions, expectations under then-existing and anticipated market conditions and the opportunity to generate stockholder value and then establishes the performance thresholds and targets for the year.

During 2006, we made nominal adjustments to the annual cash incentive targets for each of our named executive officers (other than Mr. Bellino and Mr. Shiba) based on our analysis of competitive market practice information provided by Hewitt. The annual cash incentive target of Mr. Bellino, who joined us in May 2006, was negotiated as part of his employment agreement and based on competitive market practice at that time. Mr. Shiba, who resigned effective January 23, 2006, did not participate in the 2006 Short-Term Incentive Plan. The table below sets forth the possible payouts, stated as a percentage of base salary, that could have been earned by our named executive officers (other than Mr. Shiba), under our 2006 Short-Term Incentive Plan at each performance level.

Name	Below Threshold	Threshold	Target	Maximum

Jack A. Hockema	0%	34.25%	68.50%	205.50%
Joseph P. Bellino	0%	25.00%	50.00%	150.00%
John Barneson	0%	22.50%	45.00%	135.00%
John M. Donnan	0%	22.50%	45.00%	135.00%
Daniel D. Maddox	0%	16.67%	33.33%	100.00%

A monetary incentive target for each participant is established for annual cash incentive compensation based on a percentage of base salary (generally determined based on the 50th percentile of our compensation peer group, internal compensation balance and position responsibilities). The monetary incentive targets are generally set at the beginning of each annual performance period, and actual annual cash incentive compensation then determined based on the results for the annual performance period, subject to any adjustments approved by the compensation committee. These adjustments may spread extraordinary items over a period of years based upon the recommendation of our chief executive officer and the approval of the compensation committee. The resulting award multiple may then be adjusted within a range of plus or minus 10 percent based upon fabricated products safety performance.

Each participant’s base award is determined by multiplying his or her monetary incentive target by the award multiple. Based on the fabricated products results and safety performance, as well as segment and individual performance, a participant’s monetary award can be modified, in the aggregate, up to plus or minus 100 percent of the incentive target or base award, subject to an overall cap on the aggregate award of three times target. A cash pool is established based upon the award multiple multiplied by the sum of individual monetary incentive targets for all plan participants. Although individual monetary awards may be adjusted up or down, the entire cash pool is paid to participants.

Based on our 2006 results, the 2006 award multiple approved by the compensation committee for use under the 2006 Short-Term Incentive Plan was approximately 1.73. Individual monetary awards actually earned by our named executive officers under the 2006 Short-Term Incentive Plan are set forth in footnote 3 under “— Summary Compensation Table for 2006” below.

Long-term incentives

Upon our emergence from chapter 11 bankruptcy in July 2006, our Chapter 11 Long-Term Incentive Plan adopted in 2002 as part of the Chapter 11 KERP terminated and Messrs. Hockema, Bellino, Barneson, Donnan and Maddox each received an “emergence grant” of restricted stock under our 2006 Equity and Performance Incentive Plan (which we refer to as our Equity Incentive Plan). We determined that the emergence grants to senior management were appropriate since our primary concerns upon emergence were to retain senior management, including the named executive officers (other than Mr. Shiba), and to immediately align the interests of senior management with the interests of our stockholders. We also wanted to recognize and reward the commitment and efforts of members of senior management through the four and one-half years we were in chapter 11 bankruptcy and their ability during that period to both grow our fabricated products business and complete a restructuring that allowed us to emerge with a strong balance sheet and platform for future growth. We accomplished our objectives by providing stock ownership of approximately two percent of our outstanding common stock in the aggregate to members of senior management.

The size of the emergence grants was developed based on extensive data provided by Hewitt on emergence grant practices at other companies emerging from chapter 11 bankruptcy. Mr. Bellino, who joined us in May 2006, did not receive an “emergence grant” but did receive a grant of shares of restricted stock under the Equity Incentive

Plan based on an analysis of competitive market practice for a normal annual grant and the terms of his employment agreement. Mr. Shiba, who resigned effective January 23, 2006, did not receive a grant of restricted stock under the Equity Incentive Plan. The table below summarizes the grants made to our named executive officers (other than Mr. Shiba) under the Equity Incentive Plan in July 2006:

Number of Shares
Name	of Restricted Stock

Jack A. Hockema	185,000
Joseph P. Bellino	15,000
John Barneson	48,000
John M. Donnan	45,000
Daniel D. Maddox	11,334

Recognizing that our business is cyclical and that the market value of our common stock may fluctuate during business cycles, we also intended the grants to provide an incentive for the named executive officers and other members of senior management to remain with us throughout business cycles. Through the issuance of restricted stock with three-year “cliff” vesting to our named executive officers and other members of senior management, the recipients do not become unconditionally entitled to receive any of the shares granted at emergence until July 6, 2009, subject to certain exceptions related to the termination of employment. Finally, while we view the emergence grants as a one-time event, we will continue to take the emergence grants into account in the design of future programs and awards.

As described below, 2007 annual equity grants made to named executive officers and other senior executives under our Equity Incentive Plan were made during the week following the filing of our Annual Report on Form 10-K with the SEC. We intend to follow a similar practice in the future. We also expect future grants of restricted stock made to our directors pursuant to our director compensation policy to be made on the date of our annual meeting. The exercise price of any stock option is based upon the closing price per share of our common stock, as reported by the Nasdaq Global Market, Inc., on the date of the grant, and pursuant to the terms of our Equity Incentive Plan, the exercise price of any stock option can never be less than the closing price per share, as reported by the Nasdaq Global Market, Inc., of our common stock on the date of grant.

As indicated below, each of the named executive officers (other than Mr. Bellino, who joined us in May 2006) received payments under our Chapter 11 Long-Term Incentive Plan. The Chapter 11 Long-Term Incentive Plan, which is described in more detail below, terminated upon our emergence from chapter 11 bankruptcy. Under the Chapter 11 Long-Term Incentive Plan, key management employees, including Messrs. Hockema, Barneson, Donnan, Maddox and Shiba, were eligible to receive an annual cash award based on sustained cost reductions above $80 million annually for the four and one-half year period from 2002 through emergence. Awards accrued on an annual basis during this period in a range between approximately (16%) to 81% of target, with an average accrual of approximately 55% of target over the four and one-half year period. Because the Chapter 11 Long-Term Incentive Plan was based on sustained cost reductions and continuation of employment through emergence, no amounts were paid or payable to the named executive officers until emergence. At emergence, each of Messrs. Hockema, Barneson, Donnan and Maddox received approximately one-half of his award, with the remaining portion of the award payable in a lump sum on July 6, 2007 unless his employment is terminated by us for cause or voluntarily terminated by him prior to that date. Mr. Shiba, who resigned effective January 23, 2006, received his total award in early 2006 pursuant to the terms of a release entered into between him and us in connection with his resignation. The total awards accrued for each of our named executive officers under the Chapter 11 Long-Term Incentive Plan are set forth in footnote 2 under “— Summary Compensation Table for 2006” below.

Stock ownership guidelines

Stock ownership guidelines were introduced upon our emergence from chapter 11 bankruptcy in July 2006, as part of our comprehensive compensation structure, in order to further align the interests of senior management, including the named executive officers, with those of our stockholders. Under the guidelines, members of our senior management are expected to hold common stock having a value equal to a multiple of their base salary as determined by their position. The guidelines contemplate a multiple of five times base salary for Mr. Hockema, and three times base salary for the other named executive officers. Each member of senior management covered by our stock ownership guidelines is expected to retain at least 75 percent of the net shares resulting from equity compensation awards until he or she achieves the applicable ownership level contemplated by the stock ownership guidelines. For purposes of these guidelines, stock ownership includes shares over which the holder has direct or indirect ownership or control, including restricted stock and restricted stock units, but does not include unexercised stock options. The ownership guidelines are expected to be met within five years. Based on the reported closing price for our common stock on the Nasdaq Global Market on April 3, 2007, each named executive officer currently owns common stock above the applicable stock ownership requirements under the stock ownership guidelines.

Retirement benefits

We no longer maintain a defined benefit pension plan or retiree medical program that covers members of senior management. Retirement benefits to our senior management, including the named executive officers, are currently provided through two principal plans: (1) the Kaiser Aluminum Savings and Investment Plan, a tax-qualified profit-sharing and 401(k) plan (which we refer to as our Savings Plan), and (2) a nonqualified, unfunded and unsecured deferred compensation plan (which we refer to as our New Restoration Plan) intended to restore benefits that would be payable to participants in the Savings Plan but for the limitations on benefit accruals and payments imposed by the Internal Revenue Code. Each of these plans is discussed more fully below. Although these plans provide reduced benefits to members of senior management when compared to the benefits available prior to and during our chapter 11 bankruptcy, we believe that they support the objectives of our post-emergence comprehensive compensation structure, including the ability to attract and retain senior and experienced mid- to late-career executives for critical positions within our organization.

In April 2005, we implemented a new defined contribution retirement program for salaried employees, to be effective as of May 1, 2005. The program was intended to replace our Old Pension Plan, which was terminated by the Pension Benefit Guaranty Corporation, or PBGC, on December 17, 2003, but with lower costs and risks to us and reduced benefits to the participants. The new defined contribution retirement program has three primary components, which are discussed more fully below: (1) a company match of the employee’s pre-tax deferrals under our Savings Plan; (2) a company contribution to the employee’s account under our Savings Plan; and (3) a company contribution to the employee’s account under the New Restoration Plan. A decision with respect to the implementation of the third component was deferred for consideration by the post-emergence board of directors in the context of the implementation of our post-emergence comprehensive compensation structure. Our New Restoration Plan was adopted upon our emergence from chapter 11 bankruptcy.

The implementation of the New Restoration Plan included the transfer, rather than distribution (as had been contemplated by the Chapter 11 KERP), of the lump-sum equivalent of the accrued benefits for the remaining participants under the Old Restoration Plan into the New Restoration Plan. The table below summarizes the balances that were transferred into the New Restoration Plan from the Old Restoration Plan for Messrs. Hockema, Barneson, Donnan and Maddox. Mr. Shiba, who resigned effective January 23, 2006, and Mr. Bellino, who joined us in May 2006, did not participate in the New Restoration Plan in 2006.

Balance Transferred to
Name	the New Restoration Plan

Jack A. Hockema	$964,718
John Barneson	$887,366
John M. Donnan	$54,851
Daniel D. Maddox	$41,416

Under the terms of the New Restoration Plan, these balances were transferred to a “rabbi trust” where they remain subject to the claims of our creditors and are otherwise invested in funds designated by each individual from a menu of possible investments.

Perquisites

During 2006, all of our named executive officers received a vehicle allowance and Messrs. Hockema, Bellino and Barneson were reimbursed for admission to, and the dues for, a club membership. Additionally, we reimbursed the legal fees and expenses incurred by Mr. Hockema in connection with the negotiation and consummation of his employment agreement and the housing and other expenses incurred by Mr. Bellino in connection with his relocation to California upon joining us. Our use of perquisites as an element of compensation is limited and is largely based on the historical practices and policies of our company. We do not view perquisites as a significant element of our comprehensive compensation structure but do believe that they can be used in conjunction with base salary to attract, motivate and retain individuals in a competitive environment.

Chapter 11 Retention Plan

As part of the Chapter 11 KERP, we also adopted the Chapter 11 Retention Plan, a retention plan with certain key employees, including Messrs. Hockema, Barneson, Donnan and Maddox, which continued through the first two years of our restructuring. Although the Chapter 11 Retention Plan was not extended beyond March 31, 2004, portions of the payments to Messrs. Hockema and Barneson under the Chapter 11 Retention Plan through that date were withheld to further enhance the retention aspects of the Chapter 11 KERP. For Messrs. Hockema and Barneson, $730,000 and $250,000, respectively, of accrued awards payable under the Chapter 11 Retention Plan were withheld for subsequent payment. One-half of the withheld amount was paid in a lump sum in August 2006 following our emergence from chapter 11 bankruptcy. The remaining one-half is expected to be paid in a lump sum on July 6, 2007, subject to the continued employment of Messrs. Hockema and Barneson as more fully discussed below.

Employment Contracts, Termination of Employment Arrangements and Change-in-Control Arrangements

As discussed more fully below, we have entered into employment agreements with Messrs. Hockema, Bellino and Maddox. Our decisions to enter into employment agreements and the terms of those agreements were based on the facts and circumstances at the time and an analysis of competitive market practice. With respect to Messrs. Hockema and Bellino, we worked with Hewitt and determined that employment agreements and the negotiated terms of those agreements were consistent with market practice. We also determined that entering into an employment agreement with Mr. Hockema was important to provide an economic incentive for Mr. Hockema to delay his retirement until at least July 2011, improve our ability to retain other key members of senior management and provide assurance to our customers and other stakeholders of the continuity of senior management for an extended period beyond our emergence from chapter 11 bankruptcy. With respect to Mr. Maddox, who lives in Houston, Texas where we were formerly headquartered and who expressed his desire to remain in Houston, we determined that it was important to provide an incentive for Mr. Maddox to remain with our company through at least March 2007 in order to help facilitate and complete the transition of our accounting function to our current headquarters in Foothill Ranch, California and the training of his replacement. In each case, we determined that the agreements and the terms of those agreements were in the best interests of our company and stockholders.

Also, as discussed more fully below, we provide all named executive officers with benefits related to certain terminations of employment, including in connection with a change in control, by us without cause and by the named executive officer with good reason. These protections for all the named executive officers (other than Mr. Bellino, who joined us in May 2006 just prior to our emergence from chapter 11 bankruptcy and, accordingly, did not participate in the Chapter 11 KERP) and other members of senior management were supported by our creditors and approved by the bankruptcy court as part of the Chapter 11 KERP. Importantly, these protections limit our ability to downwardly adjust certain aspects of compensation, including base salaries and target incentive compensation, without triggering the ability of the affected named executive officer to receive termination benefits. Mr. Hockema’s protection is now part of his employment agreement, replacing the similar protection previously available to him under Chapter 11 KERP agreements. Similarly, Mr. Bellino’s protection is part of his employment agreement. We view these severance protection benefits as an important component of the total compensation package for each of our named executive officers. In our view, having these protections helps to maintain the named executive officer’s objectivity in decision-making and provides another vehicle to align the interests of our named executive officer with the interests of our stockholders.

Tax Deductibility

Section 162(m) of the Internal Revenue Code limits the deductibility of compensation in excess of $1 million paid to our chief executive officer and our four other highest-paid executive officers unless certain specific and detailed criteria are satisfied. We believe that it is often desirable and in our best interests to deduct compensation payable to our executive officers. In this regard, we consider the anticipated tax treatment to our company and our executive officers in the review and establishment of compensation programs and payments. While no assurance can be given that compensation will be fully deductible under Section 162(m), we will continue to evaluate steps that we can take to increase or otherwise preserve deductibility. In the interim, we have determined that we will not seek to limit compensation to that deductible under Section 162(m), particularly in light of the substantial net operating loss carry-forwards that we expect to be available to us to offset taxable income.

Actions With Respect to 2007 Compensation

Set forth below is a brief discussion of actions taken since December 31, 2006 with respect to our 2007 compensation program. Mr. Maddox, who resigned effective April 1, 2007 upon the completion of his employment agreement, did not and will not participate in our 2007 compensation program.

Base Salary

We have fixed base salaries for 2007. Base salaries for our named executive officers in 2007 are as follows:

	Amount of Base Salary
Name	Increase for 2007	2007 Base Salary

Jack A. Hockema	$28,000	$758,000
Joseph P. Bellino	$13,000	$363,000
John Barneson	$11,000	$291,000
John M. Donnan	$10,000	$270,000

Annual cash incentives

On March 30, 2007, the Compensation Committee approved a short-term incentive plan for 2007, our 2007 STI Plan. The 2007 STI Plan is designed to reward participants for economic value added, or EVA, versus cost of capital of our core Fabricated Products business, including corporate expenses, with modifiers for safety performance (as measured by the total case incident rate), segment performance, and individual performance. Under the 2007 STI Plan, EVA will equal our pre-tax operating income (subject to certain adjustments) less a capital charge, calculated as a percentage of our net assets (subject to certain adjustments). The 2007 STI Plan provides for (1) a threshold performance below which no payout is made, a target performance level at which the target payout is available and a maximum performance level at or above which the maximum payout is available; and (2) minimum and maximum payout opportunities ranging from zero up to three times the target payout amount. Set forth below are the estimated future payouts that can be earned by each of the named executive officers under the 2007 STI Plan at the threshold, target and maximum performance levels.

	Threshold	Target	Maximum
Name	Award Amount	Award Amount	Award Amount

Jack A. Hockema	$259,615	$519,230	$1,557,690
Joseph P. Bellino	$90,750	$181,500	$544,500
John Barneson,	$65,475	$130,950	$392,850
John M. Donnan	$60,750	$121,500	$364,500

In addition to being designed to reward participants for EVA, our 2007 STI Plan recognizes that our business is cyclical. The EVA target for 2007 is set at a level that we believe is achievable with the current economic environment if management performs as expected. Although future awards are difficult to predict, under the 2007 STI Plan the annual awards over the last nine years would have averaged approximately 60% of target, there would have been no awards in six out of nine of those years and the award multiple in 2006 before applicable modifiers would have been approximately 1.9.

Under the 2007 STI Plan, a pro rata incentive award is earned based on actual eligibility during the performance period if, prior to December 31, 2007, a participant (1) dies, (2) retires under “normal” retirement (age 62) or in connection with full early retirement (position elimination), (3) is involuntarily terminated due to position elimination, or (4) becomes disabled prior to December 31, 2007. Under the 2007 STI Plan, incentive awards are forfeited for voluntary terminations prior to December 31, 2007. A participant will be entitled to the full payment of his or her award if his or her employment terminates on or after December 31, 2007, unless such participant’s employment is voluntarily terminated by him or her without good reason or by us for cause, in which case he or she would forfeit the award.

Long-term incentives

On March 30, 2007, the Compensation Committee approved the following grants of restricted stock and option rights for the named executive officers, with such grants being effective April 3, 2007. In making such grants, the Compensation Committee established a target monetary value for the equity grants to be made to each named executive officer and determined that each named executive officer should receive restricted stock having an economic value equal to 75% of his target monetary value and option rights having an economic value equal to 25% of his target monetary value.

			Number of Shares of
			Common Stock for
	Target	Number of Shares of	Which Option Rights
Name	Monetary Value(1)	Restricted Stock(2)	are Exercisable(3)

Jack A. Hockema	$1,250,000	13,239	8,037
Joseph P. Bellino	$476,000	5,041	3,060
John Barneson,	$363,000	3,844	2,334
John M. Donnan	$324,000	3,431	2,083

(1)	For purposes of these grants, (a) restricted stock was determined to have an economic value of $70.81 per share (calculated using (i) the $80.01 closing sale price per share of our common stock as reported by the Nasdaq Global Market, Inc. on April 3, 2007 and (ii) an 11.5% discount factor to take into account the applicable restriction period) and (b) option rights were determined to have an economic value of $38.88 per share of common stock purchasable upon exercise thereof (calculated using a modified Black-Scholes valuation).

(2)	The restrictions on 100% of the shares of restricted stock granted will lapse on April 3, 2010 or earlier if the named executive officer’s employment terminates as a result of death or disability (or, in the case of Messrs. Hockema and Bellino, retirement), the named executive officer’s employment is terminated by us without cause, the named executive officer’s employment is voluntarily terminated by him for good reason or in the event of a change in control.

(3)	The option rights granted will become exercisable as to one-third of the total number of shares of common stock for which they are exercisable on each of April 3, 2008, April 3, 2009 and April 3, 2010 or earlier if the named executive officer’s employment terminates as a result of death or disability (or, in the case of Messrs. Hockema and Bellino, retirement), the named executive officer’s employment is terminated by us without cause, the named executive officer’s employment is voluntarily terminated by him for good reason or in the event of a change in control. The purchase price per share payable upon exercise of each option right is $80.01, the closing price per share of our common stock, as reported by the Nasdaq Global Market, Inc. on April 3, 2007. The option rights granted terminate on April 3, 2017, unless terminated earlier in accordance with the terms of the underlying grant.

Summary Compensation Table for 2006

The table below sets forth information regarding 2006 compensation for our named executive officers: (1) Jack A. Hockema, our President, Chief Executive Officer and Chairman of the Board; (2) Joseph P. Bellino, our Executive Vice President and Chief Financial Officer (who joined us in May 2006); (3) each of John Barneson, John M. Donnan and Daniel D. Maddox (who resigned effective April 1, 2007), our three other most highly compensated executive officers (based on total compensation for 2006); and (4) Kerry A. Shiba, our former Vice President and Chief Financial Officer (who resigned effective January 23, 2006).

					Change in
					Pension
					Value and
					Nonqualified
				Non-Equity	Deferred
			Stock	Incentive Plan	Compensation	All Other
Name and Principal Position	Year	Salary	Awards(1)	Compensation(2)(3)	Earnings(4)	Compensation		Total

Jack A. Hockema,	2006	$730,000	$1,301,167	$2,474,930	$8,403	$539,556	(5)(6)(7)(8)	$5,054,056
President, Chief Executive Officer and Chairman of the Board
Joseph P. Bellino,	2006	$220,018	$105,500	$288,892	—	$39,119	(5)(6)(9)	$653,529
Executive Vice President and Chief Financial Officer
John Barneson,	2006	$278,750	$337,600	$554,941	$5,020	$191,942	(5)(6)(7)(10)	$1,368,253
Executive Vice President and Chief Financial Officer
John M. Donnan,	2006	$260,000	$316,500	$297,699	—	$41,897	(5)(6)(11)	$916,096
Vice President, General Counsel and Secretary
Daniel D. Maddox,	2006	$222,917	$318,863	$237,854	—	$36,971	(5)(6)(12)	$816,605
Vice President and Controller
Kerry A. Shiba,	2006	$17,386	—	$253,511	$884	$433,646	(5)(13)	$705,427
Executive Vice President and Chief Financial Officer

(1)	Reflects the value of restricted stock awards granted to our named executive officers under our Equity Incentive Plan on July 6, 2006 in connection with our emergence from chapter 11 bankruptcy based on the compensation cost of the award with respect to our 2006 fiscal year computed in accordance with Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment, which we refer to as SFAS No. 123-R, but excluding any impact of assumed forfeiture rates. The number of shares of restricted stock received by our named executive officers pursuant to such awards was as follows: Mr. Hockema, 185,000; Mr. Bellino, 15,000; Mr. Barneson, 48,000; Mr. Donnan, 45,000; and Mr. Maddox, 11,334. The table reflects the expense recognized for each named executive officer (other than Messrs. Maddox and Shiba) for the six-month portion of the three-year vesting period for the restricted stock extending from our emergence date through December 31, 2006, computed in accordance with SFAS No. 123-R, but excluding any impact of assumed forfeiture rates, based on (a) a per share value at emergence of $42.20 and (b) the total number of shares of restricted stock received by the named executive officer. The table reflects the expense recognized for Mr. Maddox, who resigned effective April 1, 2007, computed in accordance with SFAS No. 123-R, but excluding any impact of assumed forfeiture rates, based on (a) a per share value at emergence of $42.20, (b) the total number of shares of restricted stock received by him, (c) the assumptions that his employment will terminate and that his shares of restricted stock will vest on April 1, 2007, and (d) the six- month portion of the assumed nine-month vesting period for his restricted stock extending from our emergence date through December 31, 2006. Mr. Shiba, who resigned effective January 23, 2006, did not receive a restricted stock award. For additional information regarding the compensation cost of stock awards with respect to our 2006 fiscal year, see Note 7 of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

(2)	Includes payments made in 2006 under our Chapter 11 Long-Term Incentive Plan, pursuant to which key management employees accrued cash awards based on our attainment of sustained cost reductions above $80 million annually for the four and one-half year period from 2002 through our emergence from chapter 11 bankruptcy on July 6, 2006, as follows: Mr. Hockema, $1,649,440; Mr. Barneson, $346,938; Mr. Donnan, $104,554; Mr. Maddox, $114,043; and Mr. Shiba, $253,511. For each of Messrs. Hockema, Barneson, Donnan and Maddox, these amounts represent approximately one-half of the total amounts accrued under our Chapter 11 Long-Term Incentive Plan during the four and one-half year period from 2002 through our emergence from chapter 11 bankruptcy on July 6, 2006; for Mr. Shiba, the amount represents the total amount accrued. The total amounts accrued under our Chapter 11 Long-Term Incentive Plan during the four and one-half year period for Messrs. Hockema, Barneson, Donnan and Maddox were as follows: Mr. Hockema, $3,298,880; Mr. Barneson, $693,876; Mr. Donnan, $208,575; and Mr. Maddox, $227,228. Individual amounts accrued by year for Messrs. Hockema, Barneson, Donnan and Maddox were as follows: Mr. Hockema, $2,324,557 in 2002 and 2003, $918,818 in 2004, ($240,819) in 2005 and $296,324 in 2006; Mr. Barneson, $466,534 in 2002 and 2003, $214,391 in 2004, ($56,191) in 2005 and $69,142 in 2006; Mr. Donnan, $146,045 in 2002 and 2003, $55,129 in 2004, ($32,109) in 2005 and $39,510 in 2006; and Mr. Maddox, $162,274 in 2002 and 2003, $61,255 in 2004, ($16,055) in 2005 and $19,755 in 2006. Annual awards during this period were approximately 81% of target in 2002 and 2003; 61% of target in 2004; (16%) of target in 2005; and 40% of target in 2006, with an average award of approximately 55% of target over the four and one-half year period. For each of Messrs. Hockema, Barneson, Donnan and Maddox, the 2006 payments under our Chapter 11 Long-Term Incentive Plan were made in August 2006 following our emergence. For each of Messrs. Hockema, Barneson and Donnan, the remaining portion of the total amount (subject to adjustment in accordance with the terms of the Chapter 11 Long-Term Incentive Plan) will be paid on July 6, 2007 unless he is terminated for cause or voluntarily terminates his employment prior to that date. For Mr. Maddox, pursuant to the terms of his employment agreement, the remaining portion of the total amount will be paid on July 6, 2007, notwithstanding the termination of his employment effective April 1, 2007. For Mr. Shiba, pursuant to the terms of a release entered into between him and us in connection with his resignation, the total amount was paid in early 2006. Mr. Bellino, who joined us in May 2006, did not participate in our Chapter 11 Long-Term Incentive Plan.

(3)	Includes payments under our 2006 Short-Term Incentive Plan, pursuant to which key management employees earned cash awards based on the financial and safety performance of our fabricated products segment, the performance of the particular segment to which the employee was assigned and individual performance objectives. Based on our 2006 results, the award multiple approved by the compensation committee for use under the 2006 Short-Term Incentive Plan was approximately 1.73. Individual monetary awards paid to the named executive officers under the 2006 Short-Term Incentive Plan, which were paid in March 2007, were as follows: Mr. Hockema, $825,490; Mr. Bellino, $288,892; Mr. Barneson, $208,003; Mr. Donnan, $193,145; and Mr. Maddox, $123,811. Mr. Shiba, who resigned effective January 23, 2006, did not participate in our 2006 Short-Term Incentive Plan.

(4)	Reflects the aggregate change in actuarial present value of the named executive officer’s accumulated benefit under our Old Pension Plan during 2006 (except for negative changes of $(603) for Mr. Donnan and $(256) for Mr. Maddox) calculated by (a) assuming mortality according to the RP-2000 Combined Health mortality table published by the Society of Actuaries and (b) applying a discount rate of 5.50% per annum to determine the actuarial present value of the accumulated benefit at December 31, 2005 and a discount rate of 5.75% per annum to determine the actuarial present value of the accumulated benefit at December 31, 2006. Effective December 17, 2003, the PBGC terminated and effectively assumed responsibility for making benefit payments in respect of our Old Pension Plan, whereupon all benefit accruals under the Old Pension Plan ceased and benefits available thereunder to certain salaried employees, including Messrs. Hockema and Barneson, were significantly reduced due to the limitations on benefits payable by the PBGC. Above-market or preferential earnings are not available under our New Restoration Plan, which is our only plan or arrangement pursuant to which compensation may be deferred on a basis that is not tax-qualified, or any of our other benefit plans.

(5)	Includes contributions made by us under our Savings Plan in 2006, as follows: Mr. Hockema, $22,883; Mr. Barneson, $24,225; Mr. Donnan, $21,133; and Mr. Maddox, $20,240. In 2006, we did not make contributions under our Savings Plan to Mr. Shiba, who resigned effective January 23, 2006, or Mr. Bellino, who joined us in May 2006.

(6)	Includes contributions made by us under our New Restoration Plan (which is intended to restore the benefit of contributions that we would have otherwise paid to participants under our Savings Plan but for limitations imposed by the Internal Revenue Code) in 2006, as follows: Mr. Hockema, $105,037; Mr. Barneson, $27,873; Mr. Donnan, $9,809; and Mr. Maddox, $5,579. Mr. Shiba, who resigned effective January 23, 2006, and Mr. Bellino, who joined us in May 2006, did not participate in our New Restoration Plan in 2006.

(7)	Includes amounts paid to Messrs. Hockema and Barneson under our Chapter 11 Retention Plan in 2006, as follows: Mr. Hockema, $365,000; and Mr. Barneson, $125,000. For each of Messrs. Hockema and Barneson, these amounts represent approximately one-half of the total retention payments withheld from Messrs. Hockema and Barneson under the Chapter 11 Retention Plan. The total amounts withheld from Messrs. Hockema and Barneson were as follows: Mr. Hockema, $730,000; and Mr. Barneson, $250,000. The 2006 payments under our Chapter 11 Retention Plan were made in August 2006 following our emergence from chapter 11 bankruptcy, and the remaining portion of the total amount withheld from each of Messrs. Hockema and Barneson will be paid on July 6, 2007 unless he is terminated for cause or voluntarily terminates his employment prior to that date.

(8)	Includes the cost to us of perquisites and other personal benefits for Mr. Hockema as follows: club membership dues, $6,875; legal fees and expenses incurred by Mr. Hockema in connection with the negotiation and consummation of his employment agreement with us, $25,191; and vehicle allowance, $14,570.

(9)	Includes the cost to us of perquisites and other personal benefits for Mr. Bellino as follows: club membership dues, $3,040; housing and other expenses associated with his relocation to California, $27,840; and vehicle allowance, $8,239.

(10)	Includes the cost to us of perquisites and other personal benefits for Mr. Barneson as follows: club membership dues, $4,385; and vehicle allowance, $10,459.

(11)	Includes the cost to us of perquisites and other personal benefits for Mr. Donnan as follows: vehicle allowance, $10,955.

(12)	Includes the cost to us of perquisites and other benefits for Mr. Maddox as follows: vehicle allowance, $11,152.

(13)	Includes $431,777 paid or accrued to Mr. Shiba pursuant to the release entered into between him and us in connection with his resignation (exclusive of amounts earned by him under our Chapter 11 Long-Term Incentive Plan (see Note 2 above) and amounts referred to in the next sentence). Also includes the cost to us of perquisites and other personal benefits for Mr. Shiba as follows: club membership dues, $1,210; and vehicle allowance, $659.

As reflected in the table above, the salary received by each of our named executive officers as a percentage of their respective total compensation during 2006 was as follows: Mr. Hockema, 14.4%; Mr. Bellino (who joined us in May 2006), 33.7%; Mr. Barneson, 20.4%; Mr. Donnan, 28.4%; Mr. Maddox, 27.3%; and Mr. Shiba (who resigned effective January 23, 2006), 2.5%.

Grants of Plan-Based Awards in 2006

The table below sets forth information regarding grants of plan-based awards made to our named executive officers during 2006.

					All Other
					Stock Awards:
					Number of
		Estimated Possible Payouts Under			Shares of	Grant Date
		Non-Equity Incentive Plan Awards(1)			Stock or	Fair Value of
		Threshold	Target	Maximum	Units(2)	Stock Awards(3)
Name	Grant Date	($)	($)	($)	(#)	($)

Jack A. Hockema	—	$250,025	$500,050	$1,500,150	—
	7/6/06	—	—	—	185,000	$7,807,000
Joseph P. Bellino	—	$87,500	$175,000	$525,000	—
	7/6/06	—	—	—	15,000	$633,000
John Barneson	—	$63,000	$126,000	$378,000	—
	7/6/06	—	—	—	48,000	$2,025,600
John M. Donnan	—	$58,500	$117,000	$351,000	—
	7/6/06	—	—	—	45,000	$1,899,000
Daniel D. Maddox	—	$37,500	$75,000	$225,000	—	—
	7/6/06	—	—	—	11,334	$478,295
Kerry A. Shiba	—	—	—	—	—	—

(1)	Reflects the threshold, target and maximum award amounts under our 2006 Short-Term Incentive Plan for our named executive officers. No awards were available below the threshold performance level. Mr. Shiba, who resigned effective January 23, 2006, did not participate in our 2006 Short-Term Incentive Plan. Under our 2006 Short-Term Incentive Plan, participants were eligible to receive a cash incentive award between one-half and three times the participant’s target award amount. Based on our 2006 results, the award multiple approved by the compensation committee for use under the 2006 Short-Term Incentive Plan was approximately 1.73. Individual monetary awards paid to the named executive officers under the 2006 Short-Term Incentive Plan, which were paid in March 2007, were as follows: Mr. Hockema, $825,490; Mr. Bellino, $288,892; Mr. Barneson, $208,003; Mr. Donnan, $193,145; and Mr. Maddox, $123,811.

(2)	Reflects the number of shares of restricted stock received by our named executive officers pursuant to awards granted under our Equity Incentive Plan on July 6, 2006 in connection with our emergence from chapter 11 bankruptcy. The restrictions on such shares received by Messrs. Hockema, Bellino, Barneson and Donnan will lapse on July 6, 2009 or earlier if the named executive officer’s employment terminates as a result of death or disability, the named executive officer’s employment is terminated by us without cause, the named executive officer’s employment is voluntarily terminated by him for good reason or if there is a change in control. The restrictions on such shares received by Mr. Maddox lapsed on April 1, 2007 upon the conclusion, and pursuant to the terms, of his employment agreement. Mr. Shiba, who resigned effective January 23, 2006, did not receive a restricted stock award.

(3)	The grant date fair value of the restricted stock awards reflected in this table is computed in accordance with SFAS No. 123-R, but excluding any impact of assumed forfeiture rates, based on (a) a per share value at our emergence from chapter 11 bankruptcy of $42.20 and (b) the total number of shares of restricted stock awarded. For information regarding the compensation cost of the restricted stock awards with respect to our 2006 fiscal year, see Note 7 to the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

Employment-Related Agreements and Certain Employee Benefit Plans

Employment Agreement with Jack A. Hockema

On July 6, 2006, in connection with our emergence from chapter 11 bankruptcy, we entered into an employment agreement with Jack A. Hockema, pursuant to which Mr. Hockema continued his duties as our President and Chief Executive Officer. The terms of Mr. Hockema’s employment agreement provide for an initial base salary of $730,000, subject to annual increases, if any, agreed by us and Mr. Hockema and for an annual short-term incentive target equal to 68.5% of his base salary. The short-term incentive is to be paid in cash, but is subject to both our meeting the applicable underlying performance thresholds and an annual cap of three times the target. If Mr. Hockema’s employment terminates other than on a date which is the last day of a fiscal year, then his annual short-term incentive target with respect to the fiscal year in which his employment terminates will be prorated for the actual number of days of employment during such fiscal year, and such amount will be paid to Mr. Hockema or his estate unless his employment was terminated by us for cause or was voluntarily terminated by him without good reason. Under the employment agreement, Mr. Hockema received a grant of 185,000 shares of restricted stock on July 6, 2006 under our Equity Incentive Plan; the restrictions on all such shares will lapse on July 6, 2009 or earlier if his employment is terminated as a result of his death, disability or retirement, his employment is terminated by us without cause or his employment is voluntarily terminated by him with good reason, or if there is a change in control. The employment agreement provides that, starting in 2007, Mr. Hockema will be entitled to receive annual equity awards (such as restricted stock, stock options or performance shares) with a target cash economic value of 165% of his base salary; the terms of all equity grants to Mr. Hockema will be similar to the terms of equity grants made to other senior executives at the time they are made, except that the grants must provide for full vesting at retirement and pro rata vesting upon any other termination of his employment except termination by us for cause or voluntary termination by him without good reason. Effective April 3, 2007, Mr. Hockema received a grant of 13,239 shares of restricted stock and option rights exercisable for 8,037 shares of common stock. The initial term of his employment agreement is five years and it will be automatically renewed and extended for one-year periods unless either party provides notice one year prior to the end of the initial term or any extension period. Mr. Hockema also participates in the various benefit plans for salaried employees.

Under Mr. Hockema’s employment agreement, following any termination of his employment, we must pay or provide to Mr. Hockema or his estate:

•	base salary earned through the date of such termination;

•	except in the case of a termination by us for cause or by him other than for good reason, earned but unpaid incentive awards;

•	accrued but unpaid vacation;

•	benefits under our employment benefit plans to the extent vested and not forfeited on the date of such termination; and

•	benefit continuation and conversion rights to the extent provided under our employment benefit plans.

In addition, if Mr. Hockema’s employment is terminated as a result of his death or disability, all of his outstanding equity awards will vest in accordance with their terms, subject to the provisions described above, and all of his vested but unexercised grants will remain exercisable through the second anniversary of such termination. If Mr. Hockema’s employment is terminated by us for cause or is voluntarily terminated by him without good reason, all of his unvested equity grants will be forfeited and all of his vested but unexercised equity grants will be forfeited on the date that is 90 days following such termination. If Mr. Hockema’s employment is terminated by us without cause or is voluntarily terminated by him with good reason, in addition to the payment of his accrued benefits as described above, (1) we will make a lump-sum payment to Mr. Hockema in an amount equal to two times the sum of his base salary and annual short-term incentive target, (2) his medical, dental, vision, life insurance and disability benefits, which we refer to as welfare benefits, will continue for two years commencing on the date of such termination, and (3) all of his outstanding equity awards will vest in accordance with their terms, subject to the provisions described above, and all of his vested but unexercised grants will remain exercisable through the second anniversary of such termination.

If there is a change in control of our company, all of Mr. Hockema’s equity awards outstanding as of the date of such change in control will fully vest. If Mr. Hockema’s employment is terminated by us without cause or is voluntarily terminated by him with good reason within two years following a change in control, in addition to the payments of his accrued benefits as described above, (1) we will make a lump-sum payment to Mr. Hockema in an amount equal to three times the sum of his base salary and annual short-term incentive target, (2) his welfare benefits will continue for three years commencing on the date of such termination, and (3) all previously unvested equity grants will become exercisable and vested but unexercisable grants will remain exercisable through the second anniversary of such termination. If any payments to Mr. Hockema would be subject to federal excise tax by reason of being considered contingent on a change in control, we must pay to Mr. Hockema an additional amount such that, after satisfaction of all tax obligations imposed on such payments, Mr. Hockema retains an amount equal to such federal excise tax.

Mr. Hockema will be subject to noncompetition, nonsolicitation and confidentiality restrictions following his termination of employment.

For quantitative disclosure regarding estimated payments and other benefits that would have been received by Mr. Hockema or his estate if his employment had terminated on December 29, 2006, the last business day of 2006, under various circumstances, see “— Potential Payments and Benefits upon Termination of Employment” below.

Employment Agreement with Joseph P. Bellino

On July 6, 2006, in connection with our emergence from chapter 11 bankruptcy, we entered into an employment agreement with Joseph P. Bellino, pursuant to which Mr. Bellino continued his duties as our Executive Vice President and Chief Financial Officer. The agreement supersedes an employment agreement with Mr. Bellino that was entered into when he joined us in May 2006. The terms of Mr. Bellino’s employment agreement provide for an initial base salary of $350,000, subject to annual increases, if any, agreed by us and Mr. Bellino and for an annual short-term incentive target equal to 50% of his base salary. The short-term incentive is to be paid in cash, but is subject to both our meeting the applicable underlying performance thresholds and an annual cap of three times the target. If Mr. Bellino’s employment terminates other than on a date which is the last day of a fiscal year, then his annual short-term incentive target with respect to the fiscal year in which his employment terminates will be prorated for the actual number of days of employment during such fiscal year, and such amount will be paid to Mr. Bellino or his estate unless his employment was terminated by us for cause or was voluntarily terminated by him without good reason. Under the employment agreement, Mr. Bellino received an initial grant of 15,000 shares of restricted stock on July 6, 2006 under our Equity Incentive Plan; the restrictions on all such shares will lapse on July 6, 2009 or earlier if his employment is terminated as a result of his death, disability or retirement, his employment is terminated by us without cause or his employment is voluntarily terminated by him with good reason, or if there is a change in control. The employment agreement provides that, starting in 2007, Mr. Bellino will be entitled to receive annual equity awards (such as restricted stock, stock options or performance shares) with a target cash economic value of $450,000; the terms of all equity grants will be similar to the terms of equity grants made to other senior executives at the time they are made. Effective April 3, 2007, Mr. Bellino received a grant of 5,041 shares of restricted stock and option rights exercisable for 3,060 shares of common stock. The initial term of his employment agreement is through May 15, 2009 and will be automatically renewed and extended for one-year periods unless either party provides notice one year prior to the end of the initial term or any extension period. Mr. Bellino also participates in the various benefit plans for salaried employees.

Under Mr. Bellino’s employment agreement, following any termination of his employment, we must pay or provide to Mr. Bellino or his estate:

•	base salary earned through the date of such termination;

•	except in the case of a termination by us for cause or by him other than for good reason, earned but unpaid incentive awards;

•	accrued but unpaid vacation;

•	benefits under our employment benefit plans to the extent vested and not forfeited on the date of such termination; and

•	benefit continuation and conversion rights to the extent provided under our employment benefit plans.

In addition, if Mr. Bellino’s employment is terminated as a result of his death or disability, all of his outstanding equity awards will vest in accordance with their terms, subject to the provisions described above, and all of his vested but unexercised grants will remain exercisable through the second anniversary of such termination. If Mr. Bellino’s employment is terminated by us for cause or is voluntarily terminated by him without good reason, all of his unvested equity grants will be forfeited and all of his vested but unexercised equity grants will be forfeited on the date that is 90 days following such termination. If Mr. Bellino’s employment is terminated by us without cause or is voluntarily terminated by him with good reason, in addition to the payment of his accrued benefits as described above, (1) we will make a lump-sum payment to Mr. Bellino in an amount equal to two times the sum of his base salary and annual short-term incentive target, (2) his welfare benefits will continue for two years commencing on the date of such termination, and (3) all of his outstanding equity awards will vest in accordance with their terms, subject to the provisions described above, and all of his vested but unexercised grants will remain exercisable through the second anniversary of such termination.

If there is a change in control of our company, all of Mr. Bellino’s equity awards outstanding as of the date of such change in control will fully vest. If Mr. Bellino’s employment is terminated by us without cause or is voluntarily terminated by him with good reason within two years following a change in control, in addition to the payments of his accrued benefits as described above, (1) we will make a lump-sum payment to Mr. Bellino in an amount equal to three times the sum of his base salary and annual short-term incentive target, (2) his welfare benefits will continue for three years commencing on the date of such termination, and (3) all previously unvested equity grants will become exercisable and vested but unexercisable grants will remain exercisable through the second anniversary of such termination. If any payments to Mr. Bellino would be subject to federal excise tax by reason of being considered contingent on a change in control, we must pay to Mr. Bellino an additional amount such that, after satisfaction of all tax obligations imposed on such payments, Mr. Bellino retains an amount equal to such federal excise tax.

Mr. Bellino will be subject to noncompetition, nonsolicitation and confidentiality restrictions following his termination of employment.

For quantitative disclosure regarding estimated payments and other benefits that would have been received by Mr. Bellino or his estate if his employment had terminated on December 29, 2006, the last business day of 2006, under various circumstances, see “— Potential Payments and Benefits upon Termination of Employment” below.

Employment Agreement with Daniel D. Maddox

On July 6, 2006, in connection with our emergence from chapter 11 bankruptcy, we entered into an employment agreement with Daniel D. Maddox, pursuant to which Mr. Maddox continued his duties as our Vice President and Controller. The terms of Mr. Maddox’s employment agreement provided for an initial base salary of $225,000 and an annual short-term incentive target of $75,000, subject to being prorated for partial years. The short-term incentive was to be paid in cash, subject to our meeting the applicable underlying performance thresholds. Under the employment agreement, Mr. Maddox received an initial grant of 11,334 shares of restricted stock on July 6, 2006 under our Equity Incentive Plan; the terms of the restricted stock grant to Mr. Maddox are similar to the terms of restricted stock grants made to other senior executives on July 6, 2006. The employment agreement continued until April 1, 2007, and Mr. Maddox resigned effective as of that date. Pursuant to the terms of the employment agreement, Mr. Maddox has received or will receive benefits under his Change in Control Agreement as if both a change in control had occurred prior to his departure and he terminated his employment for good reason. In addition, pursuant to Mr. Maddox’s employment agreement, the restrictions on his 11,334 shares of restricted stock lapsed effective April 1, 2007 upon his resignation at the conclusion of that agreement.

For quantitative disclosure regarding payments and other benefits that would have been received by Mr. Maddox or his estate if his employment had terminated on December 29, 2006, the last business day of 2006, under various circumstances, see “— Potential Payments and Benefits upon Termination of Employment.”

Severance Plan

Effective September 3, 2002, in connection with the commencement of our chapter 11 bankruptcy and the implementation of the Chapter 11 KERP, we adopted our Severance Plan to provide selected executive officers, including Messrs. Hockema, Barneson, Donnan, Maddox and Shiba, and other key employees with appropriate protection in the event of certain terminations of employment and entered into severance agreements with plan participants. Mr. Hockema’s employment agreement discussed above replaces his participation in the Severance Plan and supersedes his severance agreement. Mr. Shiba’s resignation effective January 23, 2006 did not trigger rights under the Severance Plan or his severance agreement. The Severance Plan and related severance agreements terminate on July 6, 2007.

Our Severance Plan provides for payment of a severance benefit and continuation of welfare benefits upon termination of employment in certain circumstances. Participants are eligible for the severance payment and continuation of welfare benefits in the event the participant’s employment is terminated without cause or the participant terminates his or her employment with good reason. The severance payment and continuation of welfare benefits are not available if:

•	the participant receives severance compensation or welfare benefit continuation pursuant to a Change in Control Agreement (described below);

•	the participant’s employment is terminated other than by us without cause or by the participant for good reason; or

•	the participant declines to sign, or subsequently revokes, a designated form of release.

In consideration for the severance payment and continuation of welfare benefits, a participant will be subject to noncompetition, nonsolicitation and confidentiality restrictions following the participant’s termination of employment.

The severance payment payable under the Severance Plan to Messrs. Barneson and Donnan consists of a lump-sum cash payment equal to two times (for Mr. Barneson) or one time (for Mr. Donnan) their base salaries. In addition, welfare benefits are continued for a period of two years (for Mr. Barneson) or one year (for Mr. Donnan) following termination of employment. Prior to his resignation effective as of April 1, 2007, Mr. Maddox was entitled to a severance payment and continuation of welfare benefits under the Severance Plan on the same basis as Mr. Donnan.

For quantitative disclosure regarding estimated payments and other benefits that would have been received by each of Messrs. Barneson, Donnan and Maddox or his estate if his employment had terminated on December 29, 2006, the last business day of 2006, under various circumstances, see “— Potential Payments and Benefits upon Termination of Employment” below.

Change in Control Agreements

In 2002, in connection with the commencement of our chapter 11 bankruptcy and the implementation of the Chapter 11 KERP, we also entered into Change in Control Agreements with certain key executives, including Messrs. Hockema, Barneson, Donnan, Maddox and Shiba, in order to provide them with appropriate protection in the event of a termination of employment in connection with a change in control or, except as otherwise provided, a significant restructuring. Mr. Hockema’s employment agreement discussed above supersedes his Change in Control Agreement. Mr. Shiba’s resignation effective January 23, 2006 did not trigger rights under his Change in Control Agreement. The Change in Control Agreements terminate on the second anniversary of a change in control.

The Change in Control Agreements provide for severance payments and continuation of welfare benefits upon termination of employment in certain circumstances. The participants are eligible for severance benefits if their employment is terminated by us without cause or by the participant with good reason during a period that commences 90 days prior to the change in control and ends on the second anniversary of the change in control. Participants (including Mr. Donnan but excluding Mr. Barneson) also are eligible for severance benefits if their employment is terminated by us due to a significant restructuring even when there has been no change in control. These benefits are not available if:

•	the participant receives severance compensation or welfare benefit continuation pursuant to the Severance Plan or any other prior agreement;

•	the participant’s employment is terminated other than by us without cause or by the participant for good reason; or

•	the participant declines to sign, or subsequently revokes, a designated form of release.

In consideration for the severance payment and continuation of benefits, a participant will be subject to noncompetition, nonsolicitation and confidentiality restrictions following his or her termination of employment with us.

Upon a qualifying termination of employment, each of Messrs. Barneson and Donnan are entitled to receive the following:

•	three times (for Mr. Barneson) or two times (for Mr. Donnan) the sum of his base pay and most recent short-term incentive target;

•	a pro-rated portion of his short-term incentive target for the year of termination; and

•	a pro-rated portion of his long-term incentive target in effect for the year of his termination, provided that such target was achieved.

In addition, welfare benefits and perquisites are continued for a period of three years (for Mr. Barneson) or two years (for Mr. Donnan) after termination of employment with us.

In general, if any payments would be subject to federal excise tax or any similar state or local tax by reason of being considered contingent on a change in control, the participant will be entitled to receive an additional amount such that, after satisfaction of all tax obligations imposed on such payments, the participant retains an amount equal to the federal excise tax or similar state or local tax imposed on such payments. However, if no such federal excise tax or similar state or local tax would apply if the aggregate payments were reduced by 5%, then the aggregate payments to the participant will be reduced by the amount necessary to avoid application of such federal excise tax or similar state or local tax.

The Change in Control Agreement with Mr. Maddox, who resigned effective April 1, 2007, provided for payments and continuation of benefits on the same basis as Mr. Donnan’s Change in Control Agreement. Pursuant to the terms of his employment agreement, as a result of his resignation, Mr. Maddox has received or will receive benefits under his Change in Control Agreement as if both a change in control had occurred prior to his departure and he terminated his employment for good reason.

For quantitative disclosure regarding estimated payments and other benefits that would have been received by each of Messrs. Barneson, Donnan and Maddox or his estate if his employment had terminated on December 29, 2006, the last business day of 2006, under various circumstances, see “— Potential Payments and Benefits Upon Termination of Employment” below.

Release with Kerry A. Shiba

Kerry A. Shiba resigned as our Vice President and Chief Financial Officer effective January 23, 2006. In connection with his resignation, we entered into a release with Mr. Shiba. Pursuant to the terms of the release, in lieu of all benefits to which Mr. Shiba might otherwise be entitled and in consideration of his satisfaction of certain post-termination obligations, Mr. Shiba received payments of $687,157 in the aggregate, including payments of his earned awards under our Chapter 11 Long-Term Incentive Plan, his earned short-term incentive award for 2005 and his accrued unpaid vacation, payments of COBRA premiums for his medical and dental coverage and payments in respect of certain perquisites. The release also provides for a mutual release and subjects Mr. Shiba to certain noncompetition, nondisclosure and nonsolicitation obligations.

Equity Incentive Plan

On July 6, 2006, upon our emergence from chapter 11 bankruptcy and the implementation of our plan of reorganization, our Equity Incentive Plan became effective. The Equity Incentive Plan is an omnibus plan that facilitates the issuance of future long-term incentive awards as part of our comprehensive compensation structure and is administered by a committee of non-employee directors of our board of directors, currently the compensation committee.

Our officers and other key employees, as selected by the compensation committee are eligible to participate in the Equity Incentive Plan. As of December 31, 2006, approximately 40 officers and other key employees had been selected by the compensation committee to receive awards under the Equity Incentive Plan. Our non-employee directors also participate in the Equity Incentive Plan.

Subject to certain adjustments that may be required from time to time to prevent dilution or enlargement of the rights of participants under the Equity Incentive Plan, a maximum of 2,222,222 shares of common stock may be issued under the Equity Incentive Plan, of which 525,660 shares have been issued to our directors, officers and key employees and were outstanding as of December 31, 2006.

Our Equity Incentive Plan permits the granting of awards in the form of options to purchase our common stock, stock appreciation rights, shares of restricted stock, restricted stock units, performance shares, performance units and other awards. The Equity Incentive Plan will expire on July 6, 2016. No grants will be made under the Equity Incentive Plan after that date, but all grants made on or prior to such date will continue in effect thereafter subject to the terms thereof and of the Equity Incentive Plan.

Our board of directors may, in its discretion, terminate the Equity Incentive Plan at any time. The termination of the Equity Incentive Plan would not affect the rights of participants or their successors under any awards outstanding and not exercised in full on the date of termination.

The compensation committee may at any time and from time to time amend the Equity Incentive Plan in whole or in part. Any amendment which must be approved by our stockholders in order to comply with applicable law or the rules of the principal securities exchange, association or quotation system on which our common stock is then traded or quoted will not be effective unless and until such approval has been obtained. The compensation committee will not, without the further approval of the stockholders, authorize the amendment of any outstanding option or appreciation right to reduce the exercise price or base price. Furthermore, no option will be cancelled and replaced with awards having a lower exercise price without further approval of the stockholders.

During 2006, we granted restricted stock awards to various officers (including our named executive officers), key employees and directors under our Equity Incentive Plan. Effective April 3, 2007, we granted additional restricted stock awards to various officers (including our named executive officers) and key employees. Under the restricted stock awards, each participant received shares of our common stock that are subject to certain transfer restrictions and risk of forfeiture. Prior to the restrictions thereon lapsing, the participant may not sell, transfer, pledge, assign or take any similar action with respect to the shares of restricted stock which the participant owns. Once the restrictions lapse with respect to shares of restricted stock, the participant owning such shares will hold freely-transferable shares, subject only to any restrictions on transfer contained in our certificate of incorporation, bylaws and insider trading policies, as well as any applicable federal or state securities laws. Despite the restrictions, each participant will have full voting rights and will receive any dividends or other distributions, if any, with respect to the shares of restricted stock which the participant owns.

The restrictions on the restricted stock granted to our named executive officers and non-employee directors in 2006 will lapse on July 6, 2009 and August 1, 2007, respectively. The restrictions on restricted stock granted to our named executive officers effective April 3, 2007 will lapse on April 3, 2010. However, the restrictions will lapse immediately upon a change in control, upon the participant’s death or disability if the participant was still employed by us or serving as one of our directors at such time or, in the case of Messrs. Hockema and Bellino, upon his retirement. Further, the restrictions on the restricted stock granted to our employees will lapse if the participant’s employment is terminated by us without cause or by the participant for good reason. If the participant’s employment or service as a director should terminate for any reason other than those described above, the participant will forfeit his or her restricted stock award, unless the board of directors determines all or any portion of the restricted stock grant held by the participant will vest. Under Mr. Maddox’s employment agreement, the restrictions on his restricted stock lapsed effective April 1, 2007 upon his resignation at the conclusion of that agreement.

Effective April 3, 2007, we granted awards of option rights exercisable for shares of our common stock to various officers (including our named executive officers) and key employees. The option rights granted to each of the officers and key employees will become exercisable as to one-third the total number of shares of our common stock for which they are exercisable on each of April 3, 2008, April 3, 2009 and April 3, 2010. Prior to the option rights vesting, the option rights may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order. Once the option rights have been exercised for shares of our common stock, the participant owning such shares will hold freely-transferable shares, subject only to any restrictions on transfer contained in our certificate of incorporation, bylaws and insider trading policies, as well as any applicable federal or state securities laws. In the event that we pay a cash dividend on our common stock, each participant will receive an amount in cash equal to the product of (1) the amount of such dividend per share of common stock and (2) the number of shares of common stock for which the unexercised portion of the option award was exercisable on the record date for such cash dividend.

The option rights will vest immediately upon a change in control, upon the participant’s death or disability if the participant was still employed by us or serving as one of our directors at such time or, in the case of Messrs. Hockema and Bellino, upon his retirement. Further, the vesting of the option rights will accelerate if the participant’s employment is terminated by us without cause or by the participant for good reason. If the participant’s employment should terminate for any reason other than those described above, the participant will forfeit his or her option rights award, unless the board of directors determines all or any portion of the option rights held by the participant will vest.

Under the Equity Incentive Plan, each non-employee director has the right to elect to receive shares of our common stock in lieu of any or all of his or her annual cash retainer, including retainers for serving as a committee chair or lead outside director. In August 2006, we issued an aggregate of 4,273 shares to members of our board of directors in lieu of cash payments.

Chapter 11 Long-Term Incentive Plan

During 2002, in connection with the commencement of our chapter 11 bankruptcy and the implementation of the Chapter 11 KERP, we adopted our Chapter 11 Long-Term Incentive Plan, pursuant to which key management employees, including Messrs. Hockema, Barneson, Donnan, Maddox and Shiba, became eligible to receive an annual cash award based on our attainment of sustained cost reductions above $80 million annually for the period 2002 through our emergence from chapter 11 bankruptcy on July 6, 2006. Under the Chapter 11 Long-Term Incentive Plan, 15% of cost reductions above the stipulated threshold were placed in a pool to be shared by participants based on the percentage their individual targets comprised of the aggregate target for all participants. Annual awards during this period ranged between approximately (16%) to 81% of target, with an average award of approximately 55% of target over the four and one-half year period. In general, approximately one-half of the award payable under the Chapter 11 Long-Term Incentive Plan was paid to participants in August 2006 and the remaining portion of the award will be paid to participants on July 6, 2007, unless the participant’s employment is terminated by us for cause or is voluntarily terminated by such participant (other than at normal retirement) prior to that date. The July 6, 2007 payments are subject to adjustment up or down to the extent that there are fewer participants at such time or there is a change in the size of the cost reduction pool prior to such time. Pursuant to Mr. Maddox’s employment agreement, the remaining portion of his award will be paid to him on July 6, 2007, notwithstanding the termination of his employment effective April 1, 2007. Pursuant to the terms of the release entered into between Mr. Shiba and us in connection with his resignation, all amounts earned by Mr. Shiba under the Chapter 11 Long-Term Incentive Plan were paid to him in early 2006.

2006 Short-Term Incentive Plan

On July 6, 2006, upon our emergence from chapter 11 bankruptcy, our compensation committee approved our 2006 Short-Term Incentive Plan for key managers. Incentive awards under the 2006 Short-Term Incentive Plan were based upon:

•	the fabricated products segment’s EBITDA;

•	the fabricated products segment’s safety performance as measured by total case incident rate;

•	performance of the particular business to which a participant is assigned; and

•	individual performance objectives.

Under the 2006 Short-Term Incentive Plan, a participant was eligible to receive an incentive award between zero to three times the individual’s target amount.

Under the 2006 Short-Term Incentive Plan, in general, any participant who voluntarily terminated his or her employment (other than for good reason) or who was terminated by us for cause prior to December 31, 2006 forfeited his or her award. A participant was entitled to a pro-rated award under the 2006 Short-Term Incentive Plan if his or her employment terminated during 2006 but prior to December 31, 2006 and his or her employment was terminated as a result of death, disability, normal retirement or full early retirement (position elimination), was involuntarily terminated by us other than for cause or was terminated by the participant for good reason. A participant was entitled to the full payment of his or her award if his or her employment terminated on or after December 31, 2006, unless such termination was by us for cause, in which case he or she would forfeit the award.

Savings Plan

We sponsor a tax-qualified profit sharing and 401(k) plan, our Savings Plan, in which eligible salaried employees may participate. Pursuant to the Savings Plan, employees may elect to reduce their current annual compensation up to the lesser of 75% or the statutorily prescribed limit of $15,500 in calendar year 2007 (plus up to an additional $5,000 in the form of “catch-up” contributions for participants near retirement age), and have the amount of any reduction contributed to the Savings Plan. Our Savings Plan is intended to qualify under sections 401(a) and 401(k) of the Internal Revenue Code, so that contributions by us or our employees to the Savings Plan and income earned on contributions are not taxable to employees until withdrawn from the Savings Plan and so that contributions will be deductible by us when made. We match 100% of the amount an employee contributes to the Savings Plan, subject to a 4% maximum based on the employee’s compensation as defined in the Savings Plan.

Employees are immediately vested 100% in our matching contributions to our Savings Plan. We also make annual fixed-rate contributions on behalf of our employees in the following amounts:

•	For our employees who were employed with us on or before January 1, 2004, we contribute in a range from 2% to 10% of the employee’s compensation, based upon the sum of the employee’s age and years of continuous service as of January 1, 2004; and

•	For our employees who were first employed with us after January 1, 2004, we contribute 2% of the employee’s compensation.

An employee is required to be employed on the last day of the year in order to receive the fixed-rate contribution. Employees are vested 100% in our fixed-rate contributions to the Savings Plan after five years of service. The total amount of elective, matching and fixed-rate contributions in any year cannot exceed the lesser of 100% of an employee’s compensation or $45,000 in 2007 (adjusted annually). We may amend or terminate these matching and fixed-rate contributions at any time by an appropriate amendment to our Savings Plan. Upon termination of employment, employees are eligible to receive a distribution of their vested plan balances under our Savings Plan. The independent trustee of the Savings Plan invests the assets of the Savings Plan as directed by participants.

Chapter 11 Retention Plan

Effective September 3, 2002, in connection with the commencement of our chapter 11 bankruptcy and the implementation of the Chapter 11 KERP, we adopted the Chapter 11 Retention Plan and entered into retention agreements with selected key employees, including Messrs. Hockema, Barneson, Donnan, Maddox and Shiba. In general, awards payable under the Chapter 11 Retention Plan vested, as applicable, on September 30, 2002, March 31, 2003, September 30, 2003 and March 31, 2004. The Chapter 11 Retention Plan was not extended beyond March 2004. Except with respect to payments of the withheld amounts (as described below) to Messrs. Hockema and Barneson, no payments were made after March 31, 2004 and no further payments are payable under the Chapter 11 Retention Plan.

For Messrs. Hockema and Barneson, $730,000 and $250,000, respectively, of accrued awards payable under the Chapter 11 Retention Plan were withheld for subsequent payment. One-half of such withheld amount was paid in a lump sum in August 2006 upon our emergence from chapter 11 bankruptcy and one-half is payable in a lump sum on July 6, 2007 unless the named executive officer’s employment is terminated by us for cause or is voluntarily terminated by such named executive officer prior to that date.

Outstanding Equity Awards at December 31, 2006

The table below sets forth the information regarding restricted stock awards held by our named executive officers as of December 31, 2006.

	Stock Awards
	Number of Shares or Units of	Market Value of Shares or Units of
	Stock That Have Not Vested(1)	Stock That Have Not Vested(2)
Name	(#)	($)

Jack A. Hockema	185,000	$10,356,300
Joseph P. Bellino	15,000	$839,700
John Barneson	48,000	$2,687,040
John M. Donnan	45,000	$2,519,100
Daniel D. Maddox	11,334	$634,477
Kerry A. Shiba	—	—

(1)	Reflects the number of shares of restricted stock received by our named executive officers pursuant to awards granted under our Equity Incentive Plan on July 6, 2006 in connection with our emergence from chapter 11 bankruptcy. The restrictions on all such shares will lapse on July 6, 2009 or earlier if the named executive officer’s employment terminates as a result of death or disability (or, in the case of Messrs. Hockema and Bellino, retirement), the named executive officer’s employment is terminated by us without cause, the named executive officer’s employment is voluntarily terminated by him for good reason or if there is a change in control. Pursuant to Mr. Maddox’s employment agreement, the restrictions on his 11,334 shares of restricted stock lapsed effective April 1, 2007 upon his resignation at the conclusion of his employment agreement. Mr. Shiba, who resigned effective January 23, 2006, did not receive a restricted stock award.

(2)	Reflects the aggregate market value of the shares of restricted stock determined based on a per share price of $55.98, the reported closing price for our common stock on the Nasdaq Global Market on December 29, 2006, which was the last trading day of 2006.

Pension Benefits as of December 31, 2006

The table below sets forth information regarding the present value as of December 31, 2006 of the accumulated benefits of our named executive officers (other than Mr. Bellino) under our Old Pension Plan. As discussed further below, our Old Pension Plan was terminated on December 17, 2003, at which time the number of years of credited service for participants was frozen. Mr. Bellino joined us in May 2006 and did not participate in the Old Pension Plan prior to its termination.

			Present Value of
		Number of Years	Accumulated
		Credited Service	Benefit(1)
Name	Plan Name	(#)	($)

Jack A. Hockema	Kaiser Aluminum Salaried Employees Retirement Plan	11.92	$293,262
John Barneson	Kaiser Aluminum Salaried Employees Retirement Plan	28.83	$269,372
John M. Donnan	Kaiser Aluminum Salaried Employees Retirement Plan	10.25	$129,390
Daniel D. Maddox	Kaiser Aluminum Salaried Employees Retirement Plan	7.58	$94,867
Kerry A. Shiba	Kaiser Aluminum Salaried Employees Retirement Plan	5.58	$91,016

(1)	Reflects the actuarial present value of the named executive officer’s accumulated benefit under our Old Pension Plan at December 31, 2006 determined (a) assuming mortality according to the RP-2000 Combined Health mortality table published by the Society of Actuaries and (b) applying a discount rate of 5.75% per annum.

The Old Pension Plan previously maintained by us was a qualified, defined-benefit retirement plan for our salaried employees who met certain eligibility requirements. Effective December 17, 2003, the PBGC terminated and effectively assumed responsibility for making benefit payments in respect of the Old Pension Plan. As a result of the termination, all benefit accruals under the Old Pension Plan were terminated and benefits available to certain executive officers, including Messrs. Hockema and Barneson, were significantly reduced due to the limitation on benefits payable by the PBGC. Benefits payable to participants will be reduced to a maximum of $34,742 annually for retirement at age 62, a lower amount for retirement prior to age 62, and a higher amount for retirements after age 62, up to $43,977 at age 65, and participants will not accrue additional benefits. In addition, the PBGC will not make lump-sum payments to participants.

Nonqualified Deferred Compensation for 2006

The table below sets forth, for each of our named executive officers, information regarding his participation in our New Restoration Plan during 2006.

	Registrant	Aggregate	Aggregate
	Contributions	Earnings in	Balance at
Name	in Last FY(1)	Last FY(2)	Last FYE(3)

Jack A. Hockema	$105,037	$26,051	$1,095,806
Joseph P. Bellino	—	—	—
John Barneson	$27,873	$19,102	$934,341
John M. Donnan	$9,809	$7,359	$72,018
Daniel D. Maddox	$5,579	$1,144	$48,140
Kerry A. Shiba	—	—	—

(1)	In each case, 100% of such amount is included in the “All Other Compensation” column of the summary compensation table above. See “— Summary Compensation Table for 2006” above.

(2)	Amounts included in this column do not include above-market or preferential earnings (of which there were none) and, accordingly, such amount is not included in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of the summary compensation table above. See “— Summary Compensation Table for 2006” above.

(3)	Includes amounts accrued under the Old Restoration Plan and transferred to accounts under the New Restoration Plan upon its adoption in connection with our emergence from chapter 11 bankruptcy, as follows: Mr. Hockema, $964,718; Mr. Barneson, $887,366; Mr. Donnan, $54,851; and Mr. Maddox, $41,416. Mr. Shiba, who resigned effective January 23, 2006, did not participate in the New Restoration Plan and, accordingly, the amount of benefits accrued to him under the Old Restoration Plan was not transferred to the New Restoration Plan. Mr. Bellino, who joined us in May 2006, did not participate in the New Restoration Plan in 2006.

The New Restoration Plan is a plan we sponsor in which a select group of our management and highly compensated employees may participate. Eligibility to participate in our New Restoration Plan is determined by the compensation committee, which currently administers the New Restoration Plan. The purpose of our New Restoration Plan is to restore the benefit of matching and fixed-rate contributions that we would have otherwise paid to participants under our Savings Plan but for the limitations on benefit accruals and payments imposed by the Internal Revenue Code. We maintain an account on behalf of each participant in the New Restoration Plan and contributions to a participant’s New Restoration Plan account to restore benefits under the Savings Plan are made generally in the manner described below:

•	If our matching contributions to a participant under the Savings Plan are limited in any year, we will make an annual contribution to that participant’s account under the New Restoration Plan equal to the difference between:

•	the matching contributions that we could have made to that participant’s account under the Savings Plan if the Internal Revenue Code did not impose any limitations; and

•	the maximum contribution we could in fact make to that participant’s account under the Savings Plan in light of the limitations imposed by the Internal Revenue Code.

A participant is required to be making elective contributions under our Savings Plan on the first day of the year in order to receive a matching contribution from us under our New Restoration Plan for that year. However, matching contributions under the New Restoration Plan are calculated as though the participant elected to make the maximum permissible elective contributions under the Savings Plan sufficient to receive the maximum matching contribution from us under the Savings Plan, without regard for the participant’s actual elective contributions. Participants are immediately vested 100% in our matching contributions to the New Restoration Plan.

•	Annual fixed-rate contributions to the participant’s account under the New Restoration Plan are made in an amount equal to between 2% and 10% of the participant’s excess compensation, as defined in Section 401(a)(17) of the Internal Revenue Code. The actual fixed-rate contribution percentage is determined based upon the sum of the participant’s age and years of continuous service as of January 1, 2004. If a participant is first employed with us after January 1, 2004, the fixed-rate contribution percentage is 2%. A participant is required to be employed on the last day of the year in order to receive the fixed-rate contribution. Further, to the extent that fixed-rate contributions to a participant under our Savings Plan on compensation that is not excess compensation, as defined in Internal Revenue Code Section 401(a)(17), cannot be made under the Savings Plan due to Internal Revenue Code limitations, such fixed-rate contributions will be made to such participant’s account under our New Restoration Plan. Participants are vested 100% in our fixed-rate contributions to our New Restoration Plan after five years of service or upon retirement, death, disability or a change of control.

A participant is entitled to distributions six months following his or her termination of service, except that any participant who is terminated for cause will forfeit the entire amount of matching and fixed-rate contributions made by us to that participant’s account under the New Restoration Plan.

The Restoration Plan was deemed effective as of May 1, 2005, the date on which the accrual of benefits under the Old Restoration Plan was terminated. The lump-sum actuarial equivalent amount of the benefit accrued to a participant under the Old Restoration Plan has been transferred to such participant’s account under the New Restoration Plan.

We may amend or terminate these matching and fixed-rate contributions at any time by an appropriate amendment to our New Restoration Plan. The value of each participant’s account under our New Restoration Plan changes based upon the performance of the funds designated by the participant from a menu of various money market and investment funds.

Potential Payments and Benefits Upon Termination of Employment

The tables below set forth for each named executive officer (other than Mr. Shiba) quantitative disclosure regarding estimated payments and other benefits that would have been received by the named executive officer or his estate if his employment had terminated on December 29, 2006, the last business day of 2006, under the following circumstances:

•	voluntary termination by the named executive officer;

•	termination by us for cause;

•	termination by us without cause or by the named executive officer with good reason;

•	termination by us without cause or by the named executive officer with good reason following a change in control;

•	termination at normal retirement;

•	termination as a result of disability; or

•	termination as a result of death.

Information regarding estimated payments and other benefits upon termination of employment at normal retirement is provided for illustrative purposes notwithstanding the fact that none of the named executive officers had reached retirement age as of December 29, 2006. Mr. Shiba, who resigned effective January 23, 2006, was not serving as one of our executive officers at the end of 2006 and, in lieu of all benefits to which Mr. Shiba might otherwise have been entitled and in consideration of his satisfaction of certain post-termination obligations, Mr. Shiba received payments in accordance with the terms of the release entered into by him and us in connection with his resignation. See “— Employment-Related Agreements and Certain Employee Benefit Plans — Release with Kerry A. Shiba” above for a more detailed discussion of such payments.

JACK A. HOCKEMA
	Circumstances of Termination
					Termination
					by Us
					Without
					Cause or by
			Termination		the Named
			by Us		Executive
			Without		Officer with
	Voluntary		Cause or by		Good
	Termination		the Named		Reason
	by Named	Termination	Executive		Following a
Payments and	Executive	by Us for	Officer with		Change in		Normal
Benefits	Officer	Cause	Good Reason		Control		Retirement	Disability		Death

Payment of earned but unpaid:
Base salary(1)	—	—	—		—		—	—		—
Long-term incentive(2)	—	—	$1,649,440		$1,649,440		$1,649,440	$1,649,440		$1,649,440
Short-term incentive(3)	—	—	$497,310		$497,310		$497,310	$497,310		$497,310
Retention payment(4)	—	—	$365,000		$365,000		$365,000	$365,000		$365,000
Vacation(5)	$56,154	$56,154	$56,154		$56,154		$56,154	$56,154		$56,154
Other Benefits:
Lump sum payment	—	—	$2,460,100	(6)	$3,690,150	(7)	—	—		—
Healthcare benefits	—	—	$29,880	(8)	$45,474	(8)	—	—		—
Disability benefits	—	—	$13,450	(9)	$18,212	(9)	—	$710,856	(10)	—
Life insurance	—	—	—	(11)	—	(11)	—	—		—	(12)
Perquisites and other personal benefits	—	—	—		—		—	—		—
Tax gross-up(13)	—	—	—		$4,393,426		—	—		—
Acceleration of Stock Awards:
Market value of stock vesting on termination (14)	—	—	$10,356,300		$10,356,300		$10,356,300	$10,356,300		$10,356,300
Distribution of New Restoration Plan Balance:
Amount of Distribution (15)	$1,095,806	—	$1,095,806		$1,095,806		$1,095,806	$1,095,806		$1,095,806

Total	$1,151,960	$56,154	$16,523,440		$22,167,272		$14,020,010	$14,730,866		$14,020,010

(1)	Assumes that there is no earned but unpaid base salary at the time of termination.

(2)	Under our Chapter 11 Long-Term Incentive Plan, we must pay Mr. Hockema or his estate the remaining portion of the total amount accrued by Mr. Hockema thereunder on July 6, 2007 unless he is terminated by us for cause or he voluntarily terminates his employment (other than at normal retirement) prior to that date. The $1,649,440 amount reflected in the table is based on computations made in connection with the 2006 payments under the Chapter 11 Long-Term Incentive Plan and assumes no decrease in the number of plan participants or adjustment to the cost reduction pool prior to July 6, 2007.

(3)	Under our 2006 Short-Term Incentive Plan, Mr. Hockema’s target award for 2006 was $500,050, but his award could have ranged from a threshold of $250,000 to a maximum of $1,500,150, or could have been zero if the threshold performance was not achieved. Pursuant to Mr. Hockema’s employment agreement, we must pay Mr. Hockema or his estate any earned but unpaid short-term incentive unless he is terminated by us for cause or he voluntarily terminates his employment other than for good reason. Under Mr. Hockema’s employment agreement, if his employment had terminated during 2006 but prior to December 31, 2006 Mr. Hockema’s target award for 2006 under our 2006 Short-Term Incentive Plan would have been prorated for the actual number of days of Mr. Hockema’s employment in 2006 and Mr. Hockema would have been entitled to payment of such amount, without any increase or reduction that would normally be considered with his award, unless his employment had been terminated by us for cause or had been voluntarily terminated by him other than for good reason; accordingly, assuming his employment had terminated on December 29, 2006, the last business day of 2006, we would have been obligated to pay Mr. Hockema $497,310 unless his employment had been terminated by us for cause or had been voluntarily terminated by him other than for good reason. Under Mr. Hockema’s employment agreement, if his employment had terminated on December 31, 2006, the last day of our 2006 fiscal year, Mr. Hockema would have been entitled to full payment of his award ($825,490) under the 2006 Short-Term Incentive Plan unless his employment had been terminated by us for cause or had been voluntarily terminated by him other than for good reason.

(4)	Under our Chapter 11 Retention Plan, we must pay Mr. Hockema or his estate $365,000 on July 6, 2007 unless his employment is terminated by us for cause or is voluntarily terminated by him (other than at normal retirement) prior to that date.

(5)	Assumes that Mr. Hockema used all of his 2006 vacation and that he has four weeks of accrued vacation for 2007.

(6)	Under Mr. Hockema’s employment agreement, if Mr. Hockema’s employment is terminated by us without cause or is voluntarily terminated by him for good reason, we must make a lump-sum payment to Mr. Hockema in an amount equal to two times the sum of his base salary and target annual bonus opportunity for the fiscal year in which such termination occurs.

(7)	Under Mr. Hockema’s employment agreement, if Mr. Hockema’s employment is terminated by us without cause or is voluntarily terminated by him for good reason within two years following a change in control, we must make a lump-sum payment to Mr. Hockema in an amount equal to three times the sum of his base salary and target annual bonus.

(8)	Under Mr. Hockema’s employment agreement, if Mr. Hockema’s employment is terminated by us without cause or is voluntarily terminated by him for good reason, we must continue his medical and dental benefits for two years, or, if such termination occurs within two years following a change in control, three years, commencing on the date of such termination. The table reflects the present value of such medical and dental benefits at December 29, 2006 determined (a) assuming family coverage in a point of service medical plan and a basic dental plan, (b) based on current COBRA coverage rates for 2007 and assuming a 9% increase in the cost of medical coverage for 2008 as compared to 2007, an 8.5% increase in the cost of medical coverage for 2009 as compared to 2008 and a 6% increase in the cost of dental coverage for 2008 as compared to 2007 and for 2009 as compared to 2008, (c) assuming Mr. Hockema pays premiums for such coverage throughout the applicable benefit continuation period in the same manner as if he were an active employee, and (d) applying a discount rate of 5.75% per annum.

(9)	Under Mr. Hockema’s employment agreement, if Mr. Hockema’s employment is terminated by us without cause or is voluntarily terminated by him for good reason, we must continue his disability benefits for two years, or, if such termination occurs within two years following a change in control, three years, commencing on the date of such termination. The table reflects the present value of such disability benefits at December 29, 2006 determined (a) based on our current costs of providing such benefits and assuming such costs do not increase during the applicable benefit continuation period, (b) assuming we pay such costs throughout the applicable benefit continuation period in the same manner as we currently pay such costs, (c) assuming mortality according to the RP-2000 Combined Health mortality table published by the Society of Actuaries, and (d) applying a discount rate of 5.75% per annum.

(10)	Reflects the actuarial present value of Mr. Hockema’s disability benefits at December 29, 2006 determined (a) assuming full disability at December 29, 2006, (b) assuming mortality according to the RP-2000 Disabled Retiree mortality table published by the Society of Actuaries, and (c) applying a discount rate of 5.75% per annum.

(11)	Under Mr. Hockema’s employment agreement, if Mr. Hockema’s employment is terminated by us without cause or is voluntarily terminated by him for good reason, we must continue his life insurance benefits for two years, or, if such termination occurs within two years following a change in control, three years, commencing on the date of such termination. Mr. Hockema has declined life insurance coverage. Accordingly, we would not be obligated to provide Mr. Hockema with life insurance benefits for the applicable benefit continuation period.

(12)	No life insurance benefit would have been payable assuming Mr. Hockema’s death occurred on December 29, 2006 other than while traveling on company-related business. However, we maintain a travel and accidental death policy for certain employees, including Mr. Hockema, that would provide a $1,000,000 death benefit payable to Mr. Hockema’s estate if his death had occurred during company-related travel.

(13)	Under Mr. Hockema’s employment agreement, if any payments to Mr. Hockema would be subject to federal excise tax by reason of being considered contingent on a change in control, we must pay to Mr. Hockema an additional amount such that, after satisfaction of all tax obligations imposed on such payments, Mr. Hockema retains an amount equal to such federal excise tax. The table reflects an estimate of the additional amount that we would have been obligated to pay Mr. Hockema if his employment had been terminated on December 29, 2006 by us without cause or by him with good reason following a change in control on such date.

(14)	Reflects the aggregate market value of the shares of restricted stock for which restrictions would have lapsed early due to Mr. Hockema’s termination, determined based on a per share price of $55.98, the reported closing price for our common stock on the Nasdaq Global Market on December 29, 2006, which was the last trading day of 2006. The restrictions on all shares of restricted stock that were held by Mr. Hockema on December 29, 2006 will lapse on July 6, 2009 or earlier if his employment terminates as a result of his death, disability or retirement, his employment is terminated by us without cause or his employment is voluntarily terminated by him for good reason, or if there is a change in control.

(15)	Under our New Restoration Plan, Mr. Hockema is entitled to a distribution of his account balance six months following his termination, except that he will forfeit the entire amount of matching and fixed rate contributions made by us to his account if he is terminated for cause. In addition, under our Savings Plan, upon termination of employment, Mr. Hockema is eligible to receive a distribution of his vested balance under the plan. Such balance is not reflected in this table.

JOSEPH P. BELLINO
	Circumstances of Termination
					Termination
					by Us
					Without
			Termination		Cause or by
			by Us		the Named
			Without		Executive
			Cause or by		Officer with
	Voluntary		the Named		Good
	Termination		Executive		Reason
	by Named	Termination	Officer with		Following a
Payments and	Executive	by Us for	Good		Change in		Normal
Benefits	Officer	Cause	Reason		Control		Retirement	Disability		Death

Payment of earned but unpaid:
Base salary(1)	—	—	—		—		—	—		—
Long-term incentive(2)	—	—	—		—		—	—		—
Short-term incentive(3)	—	—	$174,041		$174,041		$174,041	$174,041		$174,041
Retention payment(4)	—	—	—		—		—	—		—
Vacation(5)	$26,923	$26,923	$26,923		$26,923		$26,923	$26,923		$26,923
Other Benefits:
Lump sum payment	—	—	$1,050,000	(6)	$1,575,000	(7)	—	—		—
Healthcare benefits	—	—	$29,880	(8)	$45,474	(8)	—	—		—
Disability benefits	—	—	$14,996	(9)	$21,951	(9)	—	$1,057,633	(10)	—
Life insurance	—	—	—	(11)	—	(11)	—	—		—	(12)
Perquisites and other personal benefits	—	—	—		—		—	—		—
Tax gross-up(13)	—	—	—		$1,024,403		—	—		—
Acceleration of Stock Awards:
Market value of stock vesting on termination (14)	—	—	$839,700		$839,700		$839,700	$839,700		$839,700
Distribution of New Restoration Plan Balance:
Amount of Distribution(15)	—	—	—		—		—	—		—
Total	$26,923	$26,923	$2,135,540		$3,707,492		$1,040,664	$2,098,297		$1,040,664

(1)	Assumes that there is no earned but unpaid base salary at the time of termination.

(2)	Mr. Bellino, who joined us in May 2006, did not participate in our Chapter 11 Long-Term Incentive Plan.

(3)	Under our 2006 Short-Term Incentive Plan, Mr. Bellino’s target award for 2006 was $175,000, but his award could have ranged from a threshold of $87,500 to a maximum of $525,000, or could have been zero if the threshold performance was not achieved. Pursuant to Mr. Bellino’s employment agreement, we must pay Mr. Bellino or his estate any earned but unpaid short-term incentive unless he is terminated by us for cause or he voluntarily terminates his employment other than for good reason. Under Mr. Bellino’s employment agreement, if his employment had terminated during 2006 but prior to December 31, 2006, Mr. Bellino’s target award for 2006 under our 2006 Short-Term Incentive Plan would have been prorated for the actual number of days of Mr. Bellino’s employment in 2006 and Mr. Bellino would have been entitled to payment of such amount, without any increase or reduction that would normally be considered with his award, unless his employment had been terminated by us for cause or had been voluntarily terminated by him other than for good reason; accordingly, assuming his employment had terminated on December 29, 2006, the last business day of 2006, we would have been obligated to pay Mr. Bellino $174,041 unless his employment had been terminated by us for cause or had been voluntarily terminated by him other than for good reason. Under Mr. Bellino’s employment agreement, if his employment had terminated on December 31, 2006, the last day of our 2006 fiscal year, Mr. Bellino would have been entitled to full payment of his award under the 2006 Short-Term Incentive Plan ($288,892) unless his employment had been terminated by us for cause or was voluntarily terminated by him other than for good reason.

(4)	Mr. Bellino, who joined us in May 2006, did not participate in our Chapter 11 Retention Plan.

(5)	Assumes that Mr. Bellino used all of his 2006 vacation and that he has four weeks of accrued vacation for 2007.

(6)	Under Mr. Bellino’s employment agreement, if Mr. Bellino’s employment is terminated by us without cause or is voluntarily terminated by him for good reason, we must make a lump-sum payment to Mr. Bellino in an amount equal to two times the sum of his base salary and target annual bonus opportunity for the fiscal year in which such termination occurs.

(7)	Under Mr. Bellino’s employment agreement, if Mr. Bellino’s employment is terminated by us without cause or is voluntarily terminated by him for good reason within two years following a change in control, we must make a lump-sum payment to Mr. Bellino in an amount equal to three times the sum of his base salary and target annual bonus.

(8)	Under Mr. Bellino’s employment agreement, if Mr. Bellino’s employment is terminated by us without cause or is voluntarily terminated by him for good reason, we must continue his medical and dental benefits for two years, or, if such termination occurs within two years following a change in control, three years, commencing on the date of such termination. The table reflects the present value of such medical and dental benefits at December 29, 2006 determined (a) assuming family coverage in a point of service medical plan and a basic dental plan, (b) based on current COBRA coverage rates for 2007 and assuming a 9% increase in the cost of medical coverage for 2008 as compared to 2007, an 8.5% increase in the cost of medical coverage for 2009 as compared to 2008 and a 6% increase in the cost of dental coverage for 2008 as compared to 2007 and for 2009 as compared to 2008, (c) assuming Mr. Bellino pays premiums for such coverage throughout the applicable benefit continuation period in the same manner as if he were an active employee, and (d) applying a discount rate of 5.75% per annum.

(9)	Under Mr. Bellino’s employment agreement, if Mr. Bellino’s employment is terminated by us without cause or is voluntarily terminated by him for good reason, we must continue his disability benefits for two years, or, if such termination occurs within two years following a change in control, three years, commencing on the date of such termination. The table reflects the present value of such disability benefits at December 29, 2006 determined (a) based on our current costs of providing such benefits and assuming such costs do not increase during the applicable benefit continuation period, (b) assuming we pay such costs throughout the applicable benefit continuation period in the same manner as we currently pay such costs, (c) assuming mortality according to the RP-2000 Combined Health mortality table published by the Society of Actuaries, and (d) applying a discount rate of 5.75% per annum.

(10)	Reflects the present value of Mr. Bellino’s disability benefits at December 29, 2006 determined (a) assuming full disability at December 29, 2006, (b) assuming mortality according to the RP-2000 Disabled Retiree mortality table published by the Society of Actuaries, and (c) applying a discount rate of 5.75% per annum.

(11)	Under Mr. Bellino’s employment agreement, if Mr. Bellino’s employment is terminated by us without cause or is voluntarily terminated by him for good reason, we must continue his life insurance benefits for two years, or, if such termination occurs within two years following a change in control, three years, commencing on the date of such termination. Mr. Bellino has declined life insurance coverage. Accordingly, we would not be obligated to provide Mr. Bellino with life insurance benefits for the applicable benefit continuation period.

(12)	No life insurance benefit would have been payable assuming Mr. Bellino’s death occurred on December 29, 2006 other than while traveling on company-related business. However, we maintain a travel and accidental death policy for certain employees, including Mr. Bellino, that would provide a $1,000,000 death benefit payable to Mr. Bellino’s estate if his death had occurred during company-related travel.

(13)	Under Mr. Bellino’s employment agreement, if any payments to Mr. Bellino would be subject to federal excise tax by reason of being considered contingent on a change in control, we must pay to Mr. Bellino an additional amount such that, after satisfaction of all tax obligations imposed on such payments, Mr. Bellino retains an amount equal to such federal excise tax. The table reflects an estimate of the additional amount that we would have been obligated to pay Mr. Bellino if his employment had been terminated on December 29, 2006 by us without cause or by him with good reason following a change in control on such date.

(14)	Reflects the aggregate market value of the shares of restricted stock for which restrictions would have lapsed early due to Mr. Bellino’s termination, determined based on a per share price of $55.98, the reported closing price for our common stock on the Nasdaq Global Market on December 29, 2006, which was the last trading day of 2006. The restrictions on all shares of restricted stock that were held by Mr. Bellino on December 29, 2006 will lapse on July 6, 2009 or earlier if his employment terminates as a result of his death, disability or retirement, his employment is terminated by us without cause or his employment is voluntarily terminated by him for good reason, or if there is a change in control.

(15)	Mr. Bellino, who joined us in May 2006, did not have a balance in the New Restoration Plan on December 29, 2006. Under our Savings Plan, upon termination of employment, Mr. Bellino is eligible to receive a distribution of his vested balance under the plan. Such balance is not reflected in this table.

JOHN BARNESON
	Circumstances of Termination
					Termination
					by Us
					Without
			Termination		Cause or by
			by Us		the Named
			Without		Executive
			Cause or by		Officer with
	Voluntary		the Named		Good
	Termination		Executive		Reason
	by Named	Termination	Officer with		Following a
Payments and	Executive	by Us for	Good		Change in		Normal
Benefits	Officer	Cause	Reason		Control		Retirement	Disability		Death

Payment of earned but unpaid:
Base salary(1)	—	—	—		—		—	—		—
Long-term incentive(2)	—	—	$346,938		$346,938		$346,938	$346,938		$346,938
Short-term incentive(3)	—	—	$206,864		$125,310		$206,864	$206,864		$206,864
Retention payment(4)	—	—	$125,000		$125,000		$125,000	$125,000		$125,000
Vacation(5)	$26,923	$26,923	$26,923		$26,923		$26,923	$26,923		$26,923
Other Benefits:
Lump sum payment	—	—	$560,000	(6)	$1,218,000	(7)	—	—		—
Healthcare benefits	—	—	$29,880	(8)	$45,474	(8)	—	—		—
Disability benefits	—	—	$11,997	(9)	$17,561	(9)	—	$846,107	(10)	—
Life insurance	—	—	$5,029	(11)	$7,756	(11)	—	—		$600,000	(12)
Perquisites and other personal benefits	—	—	—		$44,532	(13)	—	—		—
Tax gross-up(14)	—	—	—		$1,285,172		—	—		—
Acceleration of Stock Awards:
Market value of stock vesting on termination (15)	—	—	$2,687,040		$2,687,040		$2,687,040	$2,687,040		$2,687,040
Distribution of New Restoration Plan Balance:
Amount of Distribution (16)	$934,341	—	$934,341		$934,341		$934,341	$934,341		$934,341
Total	$961,264	$26,923	$4,934,012		$6,864,047		$4,327,106	$5,173,213		$4,927,106

(1)	Assumes that there is no earned but unpaid base salary at the time of termination.

(2)	Under our Chapter 11 Long-Term Incentive Plan, we must pay Mr. Barneson or his estate the remaining portion of the total amount accrued by Mr. Barneson thereunder on July 6, 2007 unless he is terminated by us for cause or he voluntarily terminates his employment (other than at normal retirement) prior to that date. The $346,938 amount reflected in the table is based on computations made in connection with the 2006 payments under the Chapter 11 Long-Term Incentive Plan and assumes no decrease in the number of plan participants or adjustments to the cost reduction pool prior to July 6, 2007.

(3)	Under our 2006 Short-Term Incentive Plan, Mr. Barneson’s target award for 2006 was $126,000, but his award could have ranged from a threshold of $63,000 to a maximum of $378,000, or could have been zero if the threshold performance is not achieved. Mr. Barneson’s award under our 2006 Short-Term Incentive Plan was determined in March 2007 to be $208,003. Under the 2006 Short-Term Incentive Plan, in general, Mr. Barneson would have forfeited his award if he had voluntarily terminated his employment other than for good reason prior to December 31, 2006 or if he had been terminated by us for cause. However, Mr. Barneson would have been entitled to a pro rata award under the 2006 Short-Term Incentive Plan if his employment had terminated during 2006 but prior to December 31, 2006 and his employment had been terminated as a result of death, disability, normal retirement or full early retirement (position elimination), had been involuntarily terminated by us without cause or had been voluntarily terminated by him for good reason. Accordingly, if

Mr. Barneson’s employment had terminated on December 29, 2006, the last business day of 2006, and his employment had been terminated as a result of death, disability, normal retirement or full early retirement (position elimination), had been involuntarily terminated by us without cause or had been voluntarily terminated by him for good reason, we would have been obligated to pay Mr. Barneson $206,864. Under Mr. Barneson’s Change in Control Agreement, if his employment had been terminated by us without cause or by him for good reason within the period commencing 90 days prior to a change in control and ending two years following a change in control and such termination occurred during 2006 other than on December 31, 2006, Mr. Barneson’s target award for 2006 under our 2006 Short-Term Incentive Plan would have been prorated for the actual number of days of Mr. Barneson’s employment in 2006 and Mr. Barneson would have been entitled to payment of such amount; accordingly, assuming his employment had been so terminated on December 29, 2006, we would have been obligated to pay Mr. Barneson $125,310. If Mr. Barneson’s employment had been terminated (other than by us for cause) on December 31, 2006, the last day of our 2006 fiscal year, Mr. Barneson would have been entitled to full payment of his award ($208,003) under the 2006 Short-Term Incentive Plan.

(4)	Under our Chapter 11 Retention Plan, we must pay Mr. Barneson or his estate $125,000 on July 6, 2007 unless his employment is terminated by us for cause or is voluntarily terminated by him (other than at normal retirement) prior to that date.

(5)	Assumes that Mr. Barneson used all of his 2006 vacation and that he has five weeks of accrued vacation for 2007.

(6)	Under Mr. Barneson’s Severance Agreement, if Mr. Barneson’s employment is terminated by us without cause or is voluntarily terminated by him for good reason, we must make a lump-sum payment to Mr. Barneson in an amount equal to two times his base salary.

(7)	Under Mr. Barneson’s Change in Control Agreement, if Mr. Barneson’s employment is terminated by us without cause or is voluntarily terminated by him for good reason within the period beginning 90 days prior to a change in control and ending two years following a change in control, Mr. Barneson is entitled to a lump-sum payment equal to three times the sum of his base salary and most recent short-term incentive target.

(8)	If Mr. Barneson’s employment is terminated by us without cause or is voluntarily terminated by him for good reason, we must continue his medical and dental benefits for two years under his Severance Agreement, or, if such termination occurs within the period commencing 90 days prior to a change in control and ending two years following a change in control, for three years under his Change in Control Agreement, commencing on the date of such termination. The table reflects the present value of such medical and dental benefits at December 29, 2006 determined (a) assuming family coverage in a point of service medical plan and a basic dental plan, (b) based on current COBRA coverage rates for 2007 and assuming a 9% increase in the cost of medical coverage for 2008 as compared to 2007, an 8.5% increase in the cost of medical coverage for 2009 as compared to 2008 and a 6% increase in the cost of dental coverage for 2008 as compared to 2007 and for 2009 as compared to 2008, (c) assuming Mr. Barneson pays premiums for such coverage throughout the applicable benefit continuation period in the same manner as if he were an active employee, and (d) applying a discount rate of 5.75% per annum.

(9)	If Mr. Barneson’s employment is terminated by us without cause or is voluntarily terminated by him for good reason, we must continue his disability benefits for two years under his Severance Agreement, or, if such termination occurs within the period commencing 90 days prior to a change in control and ending two years following a change in control, for three years under his Change in Control Agreement, commencing on the date of such termination. The table reflects the present value of such disability benefits at December 29, 2006 determined (a) based on our current costs of providing such benefits and assuming such costs do not increase during the applicable benefit continuation period, (b) assuming we pay such costs throughout the applicable benefit continuation period in the same manner as we currently pay such costs, (c) assuming mortality according to the RP-2000 Combined Health mortality table published by the Society of Actuaries, and (d) applying a discount rate of 5.75% per annum.

(10)	Reflects the present value of Mr. Barneson’s disability benefits at December 29, 2006 determined (a) assuming full disability at December 29, 2006, (b) assuming mortality according to the RP-2000 Disabled Retiree mortality table published by the Society of Actuaries, and (c) applying a discount rate of 5.75% per annum.

(11)	If Mr. Barneson’s employment is terminated by us without cause or is voluntarily terminated by him for good reason, we must continue his life insurance benefits for two years under his Severance Agreement, or, if such termination occurs within the period commencing 90 days prior to a change in control and ending two years following a change in control, for three years under his Change in Control Agreement, commencing on the date of such termination. The table reflects the present value of such life insurance benefits at December 29, 2006 determined (a) assuming his current election of the maximum available coverage, (b) based on our current cost of providing such benefits and assuming such costs do not increase during the applicable benefit continuation period, (c) assuming we pay such costs throughout the applicable benefit continuation period in the same manner as we currently pay such costs, (d) assuming mortality according to the RP-2000 Combined Health mortality table published by the Society of Actuaries, and (e) applying a discount rate of 5.75% per annum.

(12)	Reflects the life insurance benefit payable assuming Mr. Barneson’s death occurred on December 29, 2006 other than while traveling on company-related business. We maintain a travel and accidental death policy for certain employees, including Mr. Barneson, that would provide an additional $1,000,000 death benefit payable to Mr. Barneson’s estate if his death had occurred during company-related travel.

(13)	Under Mr. Barneson’s Change in Control Agreement, if Mr. Barneson’s employment is terminated by us without cause or is voluntarily terminated by him for good reason within the period commencing 90 days prior to a change in control and ending two years following a change in control, we must continue his perquisites for three years commencing on the date of such termination. The table reflects the estimated cost to us of continuing Mr. Barneson’s perquisites for such three-year period as follows: club membership dues, $13,155; and vehicle allowance, $31,377. Such amounts have been estimated by multiplying the cost of Mr. Barneson’s perquisites for 2006 by three.

(14)	Under Mr. Barneson’s Change in Control Agreement, in general, if any payments to Mr. Barneson would be subject to federal excise tax or any similar state or local tax by reason of being considered contingent on a change in control, we must pay to Mr. Barneson an additional amount such that, after satisfaction of all tax obligations imposed on such payments, Mr. Barneson retains an amount equal to the federal excise tax or similar state or local tax imposed on such payments. The table reflects an estimate of such additional amount that we would have been obligated to pay Mr. Barneson if his employment had been terminated on December 29, 2006 by us without cause or by him for good reason following a change in control on such date.

(15)	Reflects the aggregate market value of the shares of restricted stock for which restrictions would have lapsed early due to Mr. Barneson’s termination, determined based on a per share price of $55.98, the reported closing price for our common stock on the Nasdaq Global Market on December 29, 2006, which was the last trading day of 2006. The restrictions on all shares of restricted stock that were held by Mr. Barneson on December 29, 2006 will lapse on July 6, 2009 or earlier if his employment terminates as a result of his death or disability, his employment is terminated by us without cause or his employment is voluntarily terminated by him for good reason, or if there is a change in control.

(16)	Under our New Restoration Plan, Mr. Barneson is entitled to a distribution of his account balance six months following his termination, except that he will forfeit the entire amount of matching and fixed rate contributions made by us to his account if he is terminated for cause. In addition, under our Savings Plan, upon termination of employment, Mr. Barneson is eligible to receive a distribution of his vested balance under the plan. Such balance is not reflected in this table.

JOHN M. DONNAN
	Circumstances of Termination
					Termination
					by Us
					Without
					Cause or by
			Termination		the Named
			by Us		Executive
			Without		Officer with
	Voluntary		Cause or by		Good
	Termination		the Named		Reason
	by Named	Termination	Executive		Following a
Payments and	Executive	by Us for	Officer with		Change in		Normal
Benefits	Officer	Cause	Good Reason		Control		Retirement	Disability		Death
Payment of earned but unpaid:
Base salary(1)	—	—	—		—		—	—		—
Long-term incentive(2)	—	—	$104,554		$104,554		$104,554	$104,554		$104,554
Short-term incentive(3)	—	—	$192,087		$116,359		$192,087	$192,087		$192,087
Retention payment(4)	—	—	—		—		—	—		—
Vacation(5)	$20,000	$20,000	$20,000		$20,000		$20,000	$20,000		$20,000
Other Benefits:
Lump sum payment	—	—	$260,000	(6)	$754,000	(7)	—	—		—
Healthcare benefits	—	—	$14,727	(8)	$29,880	(8)	—	—		—
Disability benefits	—	—	$2,521	(9)	$5,222	(9)	—	$1,461,148	(10)	—
Life insurance	—	—	$943	(11)	$1,898	(11)	—	—		$600,000	(12)
Perquisites and other personal benefits	—	—	—		$21,910	(13)	—	—		—
Tax gross-up(14)	—	—	—		$969,722		—	—		—
Acceleration of Stock Awards:
Market value of stock vesting on termination(15)	—	—	$2,519,100		$2,519,100		$2,519,100	$2,519,100		$2,519,100
Distribution of New Restoration Plan Balance:
Amount of Distribution(16)	$72,018	—	$72,018		$72,018		$72,018	$72,018		$72,018
Total	$92,018	$20,000	$3,185,950		$4,614,673		$2,907,759	$4,368,907		$3,507,759

(1)	Assumes that there is no earned but unpaid base salary at the time of termination.

(2)	Under our Chapter 11 Long-Term Incentive Plan, we must pay Mr. Donnan or his estate the remaining portion of the total amount accrued by Mr. Donnan thereunder on July 6, 2007 unless he is terminated by us for cause or he voluntarily terminates his employment (other than at normal retirement) prior to that date. The $104,554 amount reflected in the table is based on computations made in connection with the 2006 payments under the Chapter 11 Long-Term Incentive Plan and assumes no decrease in the number of plan participants or adjustments to the cost reduction pool prior to July 6, 2007.

(3)	Under our 2006 Short-Term Incentive Plan, Mr. Donnan’s target award for 2006 was $117,000, but his award could have ranged from a threshold of $58,500 to a maximum of $351,000, or could have been zero if the threshold performance was not achieved. Mr. Donnan’s award under our 2006 Short-Term Incentive Plan was determined in March 2007 to be $193,145. Under the 2006 Short-Term Incentive Plan, in general, Mr. Donnan would have forfeited his award if he had voluntarily terminated his employment other than for good reason prior to December 31, 2006 or if he had been terminated by us for cause. However, Mr. Donnan would have been entitled to a pro rata award under the 2006 Short-Term Incentive Plan if his employment had terminated during 2006 but prior to December 31, 2006 and his employment had been terminated as a result of death, disability, normal retirement or full early retirement (position elimination), had been involuntarily terminated by us without cause or had been voluntarily terminated by him for good reason. Accordingly, if Mr. Donnan’s employment had terminated on December 29, 2006, the last business day of 2006, and his employment had been terminated as a result of death, disability, normal retirement or full early retirement (position elimination), had been involuntarily terminated by us without cause or had been voluntarily terminated by him for good reason, we would have been obligated to pay Mr. Donnan $192,087. Under Mr. Donnan’s Change in Control Agreement, if his employment had been terminated by us without cause or by him for good reason within the period commencing 90 days prior to a change in control and ending two years following a change in control and such termination occurred during 2006 other than on December 31, 2006, Mr. Donnan’s target award for 2006 under our 2006 Short-Term Incentive Plan would have been prorated for the actual number of days of Mr. Donnan’s employment in 2006 and Mr. Donnan would have been entitled to payment of such amount; accordingly, assuming his employment had been so terminated on December 29, 2006, we would have been obligated to pay Mr. Donnan $116,359. If Mr. Donnan’s employment had been terminated (other than by us for cause) on December 31, 2006, the last day of our 2006 fiscal year, Mr. Donnan would have been entitled to full payment of his award ($193,145) under the 2006 Short-Term Incentive Plan.

(4)	Mr. Donnan is not entitled to any further payments under our Chapter 11 Retention Plan.

(5)	Assumes that Mr. Donnan used all of his 2006 vacation and that he has four weeks of accrued vacation for 2007.

(6)	Under Mr. Donnan’s Severance Agreement, if Mr. Donnan’s employment is terminated by us without cause or is voluntarily terminated by him for good reason, we must make a lump-sum payment to Mr. Donnan in an amount equal to his base salary.

(7)	Under Mr. Donnan’s Change in Control Agreement, if Mr. Donnan’s employment is terminated by us without cause or is voluntarily terminated by him for good reason within the period beginning 90 days prior to a change in control and ending two years following a change in control, Mr. Donnan is entitled to a lump-sum payment equal to two times the sum of his base salary and most recent short-term incentive target.

(8)	If Mr. Donnan’s employment is terminated by us without cause or is voluntarily terminated by him for good reason, we must continue his medical and dental benefits for one year under his Severance Agreement, or, if such termination occurs within the period commencing 90 days prior to a change in control and ending two years following a change in control, for two years under his Change in Control Agreement, commencing on the date of such termination. The table reflects the present value of such medical and dental benefits at December 29, 2006 determined (a) assuming family coverage in a point of service medical plan and a basic dental plan, (b) based on current COBRA coverage rates for 2007 and assuming a 9% increase in the cost of medical coverage for 2008 as compared to 2007 and a 6% increase in the cost of dental coverage for 2008 as compared to 2007, (c) assuming Mr. Donnan pays premiums for such coverage throughout the applicable benefit continuation period in the same manner as if he were an active employee, and (d) applying a discount rate of 5.75% per annum.

(9)	If Mr. Donnan’s employment is terminated by us without cause or is voluntarily terminated by him for good reason, we must continue his disability benefits for one year under his Severance Agreement, or, if such termination occurs within the period commencing 90 days prior to a change in control and ending two years following a change in control, for two years under his Change in Control Agreement, commencing on the date of such termination. The table reflects the present value of such disability benefits at December 29, 2006 determined (a) based on our current costs of providing such benefits and assuming such costs do not increase during the applicable benefit continuation period, (b) assuming we pay such costs throughout the applicable benefit continuation period in the same manner as we currently pay such costs, (c) assuming mortality according to the RP-2000 Combined Health mortality table published by the Society of Actuaries, and (d) applying a discount rate of 5.75% per annum.

(10)	Reflects the actuarial present value of Mr. Donnan’s disability benefits at December 29, 2006 determined (a) assuming full disability at December 29, 2006, (b) assuming mortality according to the RP-2000 Disabled Retiree mortality table published by the Society of Actuaries, and (c) applying a discount rate of 5.75% per annum.

(11)	If Mr. Donnan’s employment is terminated by us without cause or is voluntarily terminated by him for good reason, we must continue his life insurance benefits for one year under his Severance Agreement, or, if such termination occurs within the period commencing 90 days prior to a change in control and ending two years following a change in control, for two years under his Change in Control Agreement, commencing on the date of such termination. The table reflects the present value of such life insurance benefits at December 29, 2006 determined (a) assuming his current election of the maximum available coverage, (b) based on our current costs of providing such benefits and assuming such costs do not increase during the applicable benefit continuation period, (c) assuming we pay such costs throughout the applicable benefit continuation period in the same manner as we currently pay such costs, (d) assuming mortality according to the RP-2000 Combined

Health mortality table published by the Society of Actuaries, and (e) applying a discount rate of 5.75% per annum.

(12)	Reflects the life insurance benefit payable assuming Mr. Donnan’s death occurred on December 29, 2006 other than while traveling on company-related business. We maintain a travel and accidental death policy for certain employees, including Mr. Donnan, that would provide an additional $1,000,000 death benefit payable to Mr. Donnan’s estate if his death had occurred during company-related travel.

(13)	Under Mr. Donnan’s Change in Control Agreement, if Mr. Donnan’s employment is terminated by us without cause or is voluntarily terminated by him for good reason within the period commencing 90 days prior to a change in control and ending two years following a change in control, we must continue his perquisites for two years commencing on the date of such termination. The table reflects the estimated cost to us of continuing Mr. Donnan’s perquisites for such two-year period as follows: vehicle allowance, $21,910. Such amount has been estimated by multiplying the cost of Mr. Donnan’s vehicle allowance for 2006 by two.

(14)	Under Mr. Donnan’s Change in Control Agreement, in general, if any payments to Mr. Donnan would be subject to federal excise tax or any similar state or local tax by reason of being considered contingent on a change in control, we must pay to Mr. Donnan an additional amount such that, after satisfaction of all tax obligations imposed on such payments, Mr. Donnan retains an amount equal to the federal excise tax or similar state or local tax imposed on such payments. The table reflects an estimate of such additional amount that we would have been obligated to pay Mr. Donnan if his employment had been terminated on December 29, 2006 by us without cause or by him for good reason following a change in control on such date.

(15)	Reflects the aggregate market value of the shares of restricted stock for which restrictions would have lapsed early due to Mr. Donnan’s termination, determined based on a per share price of $55.98, the reported closing price for our common stock on the Nasdaq Global Market on December 29, 2006, which was the last trading day of 2006. The restrictions on all shares of restricted stock that were held by Mr. Donnan on December 29, 2006 will lapse on July 6, 2009 or earlier if his employment terminates as a result of his death or disability, his employment is terminated by us without cause or his employment is voluntarily terminated by him for good reason, or if there is a change in control.

(16)	Under our New Restoration Plan, Mr. Donnan is entitled to a distribution of his account balance six months following his termination, except that he will forfeit the entire amount of matching and fixed rate contributions made by us to his account if he is terminated for cause. In addition, under our Savings Plan, upon termination of employment, Mr. Donnan is eligible to receive a distribution of his vested balance under the plan. Such balance is not reflected in this table.

DANIEL D. MADDOX
	Circumstances of Termination
					Termination
					by Us
					Without
			Termination		Cause or by
			by Us		the Named
			Without		Executive
			Cause or by		Officer with
	Voluntary		the Named		Good
	Termination		Executive		Reason
	by Named	Termination	Officer with		Following a
Payments and	Executive	by Us for	Good		Change in		Normal
Benefits	Officer	Cause	Reason		Control(1)		Retirement	Disability		Death

Payment of earned but unpaid:
Base salary(2)	—	—	—		—		—	—		—
Long-term incentive(3)	—	—	$114,043		$114,043		$114,043	$114,043		$114,043
Short-term incentive(4)	—	—	$123,133		$74,589		$123,133	$123,133		$123,133
Retention payment(5)	—	—	—		—		—	—		—
Vacation(6)	$17,308	$17,308	$17,308		$17,308		$17,308	$17,308		$17,308
Other Benefits:
Lump sum payment	—	—	$225,000	(7)	$600,000	(8)	—	—		—
Healthcare benefits	—	—	$14,727	(9)	$29,880	(9)	—	—		—
Disability benefits	—	—	$2,471	(10)	$5,167	(10)	—	$1,228,734	(11)	—
Life insurance	—	—	$1,012	(12)	$2,036	(12)	—	—		$600,000	(13)
Perquisites and other personal benefits	—	—	—		$22,304	(14)	—	—		—
Tax gross-up(15)	—	—	—		$(48,924)		—	—		—
Acceleration of Stock Awards:
Market value of stock vesting on termination(16)	—	—	$634,477		$634,477		$634,477	$634,477		$634,477
Distribution of New Restoration Plan Balance:
Amount of Distribution(17)	$48,140	—	$48,140		$48,140		$48,140	$48,140		$48,140
Total	$65,448	$17,308	$1,180,311		$1,499,020		$937,101	$2,165,835		$1,537,101

(1)	Mr. Maddox’s employment agreement, which was to continue until the earlier of a mutually agreed upon termination date and March 31, 2007, provided that, if his employment was terminated (other than by death or disability or by us for cause) upon the conclusion thereof, he would receive benefits under his Change in Control Agreement as if both a change in control had occurred prior to his departure and he was terminating his employment for good reason. In addition, pursuant to Mr. Maddox’s employment agreement, if his employment was terminated (other than by us for cause) upon the conclusion of his employment agreement, the restrictions on his shares of restricted stock would lapse. Mr. Maddox’s employment agreement concluded on April 1, 2007, at which date Mr. Maddox resigned.

(2)	Assumes that there is no earned but unpaid base salary at the time of termination.

(3)	Under our Chapter 11 Long-Term Incentive Plan, we were obligated to pay Mr. Maddox or his estate the remaining portion of the total amount accrued by Mr. Maddox thereunder on July 6, 2007 unless he was terminated by us for cause or he voluntarily terminated his employment (other than at the conclusion of his employment agreement) prior to that date. The $114,043 amount reflected in the table is based on computations made in connection with the 2006 Chapter 11 Long-Term Incentive Plan and assumes no decrease in the number of plan participants or adjustments to the cost reduction pool prior to July 6, 2007.

(4)	Under our 2006 Short-Term Incentive Plan, Mr. Maddox’s target award for 2006 was $75,000, but his award could have ranged from a threshold of $37,500 to a maximum of $225,000, or could have been zero if the threshold performance was not achieved. Mr. Maddox’s award under our 2006 Short-Term Incentive Plan was determined in March 2007 to be $123,811. Under the 2006 Short-Term Incentive Plan, in general, Mr. Maddox would have forfeited his award if he had voluntarily terminated his employment other than for good reason prior to December 31, 2006 or if he had been terminated by us for cause. However, Mr. Maddox would have been entitled to a pro rata award under the 2006 Short-term Incentive Plan if his employment had been terminated as a result of death, disability, normal retirement or full early retirement (position elimination), had been involuntarily terminated by us without cause or had been voluntarily terminated by him for good reason. Accordingly, if Mr. Maddox’s employment had terminated on December 29, 2006, the last business day of 2006, and his employment had been terminated as a result of death, disability, normal retirement or full early retirement (position elimination), had been involuntarily terminated by us without cause or had been voluntarily terminated by him with good reason, we would have been obligated to pay Mr. Maddox $123,133. Under Mr. Maddox’s Change in Control Agreement, if his employment had been terminated by us without cause or by him for good reason within the period commencing 90 days prior to a change in control and ending two years following a change in control and such termination occurred during 2006 other than on December 31, 2006, Mr. Maddox’s target award for 2006 under our 2006 Short-Term Incentive Plan would have been prorated for the actual number of days of Mr. Maddox’s employment in 2006 and Mr. Maddox would have been entitled to payment of such amount; accordingly, assuming his employment had been so terminated on December 29, 2006, we would have been obligated to pay Mr. Maddox $74,589. If Mr. Maddox’s employment had been terminated (other than by us for cause) on December 31, 2006, the last day of our 2006 fiscal year, Mr. Maddox would have been entitled to full payment of his award ($123,811) under the 2006 Short-Term Incentive Plan.

(5)	Mr. Maddox is not entitled to any further payments under our Chapter 11 Retention Plan.

(6)	Assumes that Mr. Maddox used all of his 2006 vacation and that he has four weeks of accrued vacation for 2007.

(7)	Under Mr. Maddox’s Severance Agreement, if Mr. Maddox’s employment had been terminated by us without cause or had been voluntarily terminated by him for good reason, we would have been obligated to make a lump-sum payment to Mr. Maddox in an amount equal to his base salary.

(8)	Under Mr. Maddox’s Change in Control Agreement, if Mr. Maddox’s employment had been terminated by us without cause or had been voluntarily terminated by him for good reason within the period beginning 90 days prior to a change in control and ending two years following a change in control, Mr. Maddox would have been entitled to a lump-sum payment equal to two times the sum of his base salary and most recent short-term incentive target.

(9)	If Mr. Maddox’s employment had been terminated by us without cause or had been voluntarily terminated by him for good reason, we would have been obligated to continue his medical and dental benefits for one year under his Severance Agreement, or, if such termination had occurred within the period commencing 90 days prior to a change in control and ending two years following a change in control, for two years under his Change in Control Agreement, commencing on the date of such termination. The table reflects the present value of such medical and dental benefits at December 29, 2006 determined (a) assuming family coverage in a point of service medical plan and a basic dental plan, (b) based on current COBRA coverage rates for 2007 and assuming a 9% increase in the cost of medical coverage for 2008 as compared to 2007 and a 6% increase in the cost of dental coverage for 2008 as compared to 2007, (c) assuming Mr. Maddox pays premiums for such coverage throughout the applicable benefit continuation period in the same manner as if he were an active employee, and (d) applying a discount rate of 5.75% per annum.

(10)	If Mr. Maddox’s employment had been terminated by us without cause or had been voluntarily terminated by him for good reason, we would have been obligated to continue his disability benefits for one year under his Severance Agreement, or, if such termination had occurred within the period commencing 90 days prior to a change in control and ending two years following a change in control, for two years under his Change in Control Agreement, commencing on the date of such termination. The table reflects the present value of such disability benefits at December 29, 2006 determined (a) based on our current costs of providing such benefits and assuming such costs do not increase during the applicable benefit continuation period, (b) assuming we pay such costs throughout the applicable benefit continuation period in the same manner as we currently pay such costs, (c) assuming mortality according to the RP-2000 Combined Health mortality table published by the Society of Actuaries, and (d) applying a discount rate of 5.75% per annum.

(11)	Reflects the present value of Mr. Maddox’s disability benefits at December 29, 2006 determined (a) assuming full disability at December 29, 2006, (b) assuming mortality according to the RP-2000 Disabled Retiree mortality table published by the Society of Actuaries, and (c) applying a discount rate of 5.75% per annum.

(12)	If Mr. Maddox’s employment had been terminated by us without cause or had been voluntarily terminated by him for good reason, we would have been obligated to continue his life insurance benefits for one year under his Severance Agreement, or, if such termination occurred within the period commencing 90 days prior to a change in control and ending two years following a change in control, for two years under his Change in Control Agreement, commencing on the date of such termination. The table reflects the present value of such life insurance benefits at December 29, 2006 determined (a) assuming his current election of the maximum available coverage, (b) based on our current costs of providing such benefits and assuming such costs do not increase during the applicable benefit continuation period, (c) assuming we pay such costs throughout the applicable benefit continuation period in the same manner as we currently pay such costs, (d) assuming mortality according to the RP-2000 Combined Health mortality table published by the Society of Actuaries, and (e) applying a discount rate of 5.75% per annum.

(13)	Reflects the life insurance benefit payable assuming Mr. Maddox’s death occurred on December 29, 2006 other than while traveling on company-related business. We maintain a travel and accidental death policy for certain employees, including Mr. Maddox, that would provide an additional $1,000,000 death benefit payable to Mr. Maddox’s estate if his death had occurred during company-related travel.

(14)	Under Mr. Maddox’s Change in Control Agreement, if Mr. Maddox’s employment had been terminated by us without cause or had been voluntarily terminated by him for good reason within the period commencing 90 days prior to a change in control and ending two years following a change in control, we would have been obligated to continue his perquisites for two years commencing on the date of such termination. The table reflects the estimated cost to us of continuing Mr. Maddox’s perquisites for such two-year period as follows: vehicle allowance, $22,304. Such amount has been estimated by multiplying the cost of Mr. Maddox’s vehicle allowance for 2006 by two.

(15)	Under Mr. Maddox’s Change in Control Agreement, in general, if any payments to Mr. Maddox would have been subject to federal excise tax or any similar state or local tax by reason of being considered contingent on a change in control, we would have been obligated to pay to Mr. Maddox an additional amount such that, after satisfaction of all tax obligations imposed on such payments, Mr. Maddox retained an amount equal to the federal excise tax or similar state or local tax imposed on such payments. However, if no such federal excise tax or similar state or local tax would have applied if the aggregate payments to Mr. Maddox had been reduced by 5%, then the aggregate payments to Mr. Maddox would have been reduced by the amount necessary to avoid application of such federal excise tax or similar state or local tax. The table reflects an estimate of the amount by which aggregate payments to Mr. Maddox would have been reduced in accordance with the terms of his Change in Control Agreement if his employment had been terminated on December 29, 2006 by us without cause or by him for good reason following a change in control on such date.

(16)	Reflects the aggregate market value of the shares of restricted stock for which restrictions would have lapsed early due to Mr. Maddox’s termination, determined based on a per share price of $55.98, the reported closing price for our common stock on the Nasdaq Global Market on December 29, 2006, which was the last trading day of 2006. The restrictions on all shares of restricted stock that were held by Mr. Maddox on December 29, 2006 lapsed effective April 1, 2007 upon his resignation at the conclusion of his employment agreement.

(17)	Under our New Restoration Plan, Mr. Maddox is entitled to a distribution of his account balance six months following his termination, except that he will forfeit the entire amount of matching and fixed rate contributions made by us to his account if he is terminated for cause. In addition, under our Savings Plan, upon termination of employment, Mr. Maddox is eligible to receive a distribution of his vested balance under the plan. Such balance is not reflected in this table.

DIRECTOR COMPENSATION

2006 Post-Emergence Director Compensation

The table below sets forth certain information concerning compensation of our non-employee directors who served in 2006 following our emergence from chapter 11 bankruptcy on July 6, 2006.

	Fees Earned or			All Other
Name	Paid in Cash		Stock Awards(1)	Compensation(2)		Total

George Becker(3)	$33,000	(4)	$12,198	$750	(5)	$45,948
Carl B. Frankel	$35,250	(4)	$12,198	$6,750	(5)	$54,198
Teresa A. Hopp	$48,250	(4)	$12,198	$9,000	(5)	$69,448
William F. Murdy	$42,500	(4)	$12,198	$13,500	(5)	$68,198
Alfred E. Osborne, Jr.	$53,250		$12,198	$6,750	(5)	$72,198
Georganne C. Proctor	$39,750	(4)	$12,198	$12,750	(5)	$64,698
Jack Quinn	$38,250	(4)	$12,198	$12,000	(5)	$62,448
Thomas M. Van Leeuwen	$38,250	(4)	$12,198	$8,250	(5)	$58,698
Brett E. Wilcox	$38,250	(4)	$12,198	$9,000	(5)	$59,448

(1)	Reflects the value of restricted stock awards granted to non-employee directors under our Equity Incentive Plan in connection with our emergence from chapter 11 bankruptcy based on the compensation cost of the award with respect to our 2006 fiscal year computed in accordance with SFAS No. 123-R. Each non-employee director received 693 shares of restricted stock pursuant to such grants on August 1, 2006 and all such shares were outstanding at December 31, 2006. The restrictions on all such shares lapse on August 1, 2007 or earlier if the individual ceases to be a non-employee director as a result of death or disability or if there is a change in control, except that the restrictions on Mr. Becker’s shares lapsed as a result of his death in February 2007. The table reflects the expense recognized for each non-employee director for the five-month portion of the one-year vesting period extending from August 1, 2006 through December 31, 2006 computed in accordance with SFAS No. 123-R, but excluding any impact of assumed forfeiture rates, based on (a) a per share value at emergence of $42.20 and (b) the total number of shares of restricted stock received by him or her. For additional information regarding the compensation cost of stock awards with respect to our 2006 fiscal year, see Note 7 of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

(2)	Excludes perquisites and other personal benefits where the aggregate amount of such compensation to the director is less than $10,000.

(3)	Mr. Becker served as a director from July 2006 until his death in February 2007.

(4)	Each non-employee director had the right to elect to receive shares of our common stock in lieu of any or all of his or her annual cash retainer, including retainers for serving as a committee chair or lead outside director, which is included in this column. In 2006: Mr. Becker elected to receive 346 shares of common stock in lieu of approximately $14,968 of his annual retainer; Mr. Frankel elected to receive 520 shares of common stock in lieu of approximately $22,495 of his annual retainer; Ms. Hopp elected to receive 231 shares of common stock in lieu of approximately $9,993 of her annual retainer; Mr. Murdy elected to receive 404 shares of common stock in lieu of approximately $17,477 of his annual retainer; and each of Messrs. Quinn, Van Leeuwen and Wilcox and Ms. Proctor elected to receive 693 shares of common stock in lieu of approximately $29,979 of his or her annual retainer. In each case, the number of shares received was determined based on a per share price of $43.26, the average of the closing price per share for our common stock reported by the Nasdaq Global Market on each of the 10 consecutive trading days immediately preceding August 1, 2006, the payment date of the annual retainers.

(5)	Reflects fees paid by us for attendance at meetings of the prospective directors and of the prospective members of the various board committees held prior to our emergence from chapter 11 bankruptcy on July 6, 2006.

We periodically review director compensation in relation to other comparable companies and in light of other factors that the compensation committee deems appropriate and discuss director compensation with the full board of directors. Pursuant to the director compensation policy developed in 2005 and adopted on July 6, 2006 in connection with our emergence from chapter 11 bankruptcy, each non-employee director receives the following compensation:

•	an annual retainer of $30,000 per year;

•	an annual grant of restricted stock having a value equal to $30,000;

•	a fee of $1,500 per day for each meeting of the board of directors attended in person and $750 per day for each such meeting attended by phone; and

•	a fee of $1,500 per day for each committee meeting of the board of directors attended in person on a date other than a date on which a meeting of the board of directors is held and $750 per day for each such meeting attended by phone.

In addition, our Lead Independent Director, currently Dr. Osborne, receives an additional annual retainer of $10,000, the chair of our audit committee, currently Ms. Hopp, receives an additional annual retainer of $10,000, the chair of our compensation committee, currently Mr. Murdy, receives an additional annual retainer of $5,000 and the chair of our nominating and corporate governance committee, currently Dr. Osborne, receives an additional annual retainer of $5,000, with all such amounts payable at the same time as the annual retainer. Each non-employee director may elect to receive shares of common stock in lieu of any or all of his or her annual retainer, including any additional annual retainer for service as the Lead Independent Director or the chair of a committee of the board of directors. We reimburse all directors for reasonable and customary travel and other disbursements relating to meetings of the board of directors and committees thereof, and non-employee directors are provided accident insurance with respect to company-related business travel.

2006 Pre-Emergence Director Compensation

The table below sets forth certain information concerning the compensation earned in 2006 by our non-employee directors who served in 2006 prior to our emergence from chapter 11 bankruptcy on July 6, 2006. Each of these directors resigned effective immediately prior to our emergence from chapter 11 bankruptcy on July 6, 2006.

	Fees Earned
	or Paid in	All Other
Name	Cash	Compensation(1)		Total

Robert J. Cruikshank	$44,500	$0		$44,500
George T. Haymaker Jr.	$25,000	$36,500	(2)	$61,500
Charles E. Hurwitz	$35,500	$0		$35,500
Ezra G. Levin	$49,000	$0		$49,000
John D. Roach	$46,500	$0		$46,500

(1)	Excludes perquisites and other personal benefits where the aggregate amount of such compensation to the director is less than $10,000.

(2)	Reflects the amount received by Mr. Haymaker for services of non-executive chairman of the board pursuant to an agreement among Mr. Haymaker, us and Kaiser Aluminum & Chemical Corporation.

Prior to our emergence from chapter 11 bankruptcy, each non-employee director received an annual base fee for services as a director. The base fee for 2006 was $50,000.

The chair of each board committee (other than the audit committee) was paid a fee of $3,000 per year for services as chair. The fee paid to the chair of the audit committee was $10,000 per year. All non-employee directors also generally received a fee of $1,500 per day for board meetings attended in person or by phone and $1,500 per day for committee meetings held in person or by phone on a date a board meeting was not also held. Non-employee directors who served as members of the executive committee (other than Mr. Haymaker, who had a separate agreement discussed below) were paid a fee of $6,000 per year for such services.

Non-employee directors were reimbursed for travel and other disbursements relating to board and committee meetings, and non-employee directors were provided accident insurance in respect of company-related business travel. Subject to the approval of the chairman of the board, directors also generally could be paid ad hoc fees in the amount of $750 per one-half day or $1,500 per day for company-related services other than attending board and committee meetings that required travel in excess of 100 miles.

Mr. Haymaker agreed to continue to serve as a director and non-executive chairman of the boards of our company and Kaiser Aluminum & Chemical Corporation throughout our chapter 11 bankruptcy pursuant to an agreement among him, us and Kaiser Aluminum & Chemical Corporation entered into in 2004 and subsequently extended. Mr. Haymaker’s annual base compensation under the agreement was $50,000 for services as a director and $73,000 for services as non-executive chairman of the boards of our company and Kaiser Aluminum & Chemical Corporation, inclusive of any board and committee fees otherwise payable.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2006 with respect to shares of our common stock that may be issued under equity compensation plans. Our Equity Incentive Plan is our only equity compensation plan. A complete copy of the Equity Incentive Plan is included as Exhibit 99.1 to the Registration Statement on Form S-8 that we filed with the SEC on July 6, 2006. The Equity Incentive Plan was supported by our former creditors, authorized pursuant to our plan of reorganization and adopted by our board of directors upon our emergence from chapter 11 bankruptcy. It has not been approved by a vote of our stockholders.

Number of Shares of
	Number of Shares		Common Stock Remaining
	of Common Stock to		Available for Future
	be Issued Upon	Weighted-Average	Issuance Under Equity
	Exercise of	Exercise Price of	Compensation Plans
	Outstanding	Outstanding	(Excluding Shares of
	Options, Warrants	Options, Warrants	Common Stock Reflected
Plan Category	and Rights (a)	and Rights	in Column (a))
	(a)	(b)	(c)

Equity compensation plans approved by stockholders	N/A	N/A	N/A
Equity compensation plans not approved by stockholders
2006 Equity and Performance Incentive Plan	N/A	N/A	1,692,863	(1)

Total	N/A	N/A	1,692,863

(1)	Subject to certain adjustments that may be required from time to time to prevent dilution or enlargement of the rights of participants under the Equity Incentive Plan, a maximum of 2,222,222 shares of common stock may be issued under the Equity Incentive Plan. Under the Equity Incentive Plan, as of December 31, 2006 we had granted 515,150 shares of restricted stock restricted stock units covering 3,699 shares of common stock that continued to be outstanding at that date. Under the Equity Incentive Plan, on August 1, 2006, we also issued 4,273 shares of common stock to non-employee directors who elected to receive shares of common stock in lieu of all or part of the annual cash retainer and 6,237 shares of restricted stock to non-employee directors as part of their annual compensation for service on our board of directors. All such shares issued to nonemployee directors continued to be outstanding at December 31, 2006.

PRINCIPAL STOCKHOLDERS AND MANAGEMENT OWNERSHIP

The following table presents information regarding the number of shares of Kaiser common stock beneficially owned as of April 4, 2007 (unless otherwise indicated) by:

•	each named executive officer, as well as Mr. Rinkenberger;

•	each of our current directors;

•	all our current directors and executive officers as a group; and

•	each person or entity known to us to beneficially own 5% or more of our common stock.

Unless otherwise indicated by footnote, the beneficial owner exercises sole voting and investment power over the shares noted below. The percentage of beneficial ownership for our directors and executive officers, both individually and as a group, is calculated based on 20,575,423 shares of our common stock outstanding as of April 4, 2007.

	Amount and
	Nature of
	Beneficial	Percent
Name of Beneficial Owner	Ownership	of Class

Directors and Executive Officers(1)(2)
Jack A. Hockema	198,239	*
John Barneson	51,844	*
Joseph P. Bellino	20,041	*
John M. Donnan	48,431	*
Daniel D. Maddox	7,472	*
Daniel J. Rinkenberger	25,323	*
Kerry A. Shiba	—	*
Carl B. Frankel	1,213	*
Teresa A. Hopp	924	*
William F. Murdy	1,097	*
Alfred E. Osborne, Jr., PhD.	1,193	*
Georganne C. Proctor	1,386	*
Jack Quinn	1,386	*
Thomas M. Van Leeuwen	1,386	*
Brett E. Wilcox	1,386	*
All current directors and executive officers as a group (14 persons)	361,321	1.8%
5% Stockholders
Union VEBA Trust(3)	5,472,665	26.6%
Jeffrey A. Altman(4)	1,580,430	7.68%
One Post Office Square
Witmer Asset Management(5)	1,070,216	5.2%
Boston, Massachusetts 02109
Charles H. Witmer(5)	1,099,216	5.34%
Meryl B. Witmer(5)	1,089,216	5.29%

*	Less than one percent.

(1)	The shares held by our executive officers were received under our Equity Incentive Plan. Pursuant to the Equity Incentive Plan, these shares are restricted and are subject to forfeiture until three years following their grant (subject to certain exceptions related to termination of employment) and, consequently, may not be traded in the public market until such date. Of Mr. Hockema’s shares, 185,000 are subject to forfeiture until July 6, 2009 and 13,239 are subject to forfeiture until April 3, 2010; of Mr. Barneson’s shares, 48,000 are subject to forfeiture until July 6, 2009 and 3,844 are subject to forfeiture until April 3, 2010; of Mr. Bellino’s shares, 15,000 are subject to forfeiture until July 6, 2009 and 5,041 are subject to forfeiture until April 3, 2010; of Mr. Donnan’s shares, 45,000 are subject to forfeiture until July 6, 2009 and 3,431 are subject to forfeiture until April 3, 2010; and of Mr. Rinkenberger’s shares, 24,000 are subject to forfeiture until July 6, 2009 and 1,323 are subject to forfeiture until April 3, 2010.

(2)	Each of our independent directors received 693 shares of our common stock on August 1, 2006 under our Equity and Performance Incentive Plan. Pursuant to the plan, these shares are restricted and are subject to forfeiture until August 1, 2007 and, consequently, may not be traded in the public market until such date. In addition, certain of our directors elected to receive shares of our common stock in lieu of all or a portion of their annual cash retainer, including Messrs. Frankel (520 shares), Murdy (404 shares), Quinn (693 shares), Van Leeuwen (693 shares) and Wilcox (693 shares) and Mmes. Hopp (231 shares) and Proctor (693 shares).

(3)	Shares beneficially owned by the Union VEBA Trust are as reported on the Amendment No. 1 to Form 13G filed by the Union VEBA Trust on February 12, 2007. Independent Fiduciary Services, Inc. in its capacity as independent fiduciary for the Union VEBA Trust has sole discretionary investment and voting power with respect to the 5,472,665 shares owned by the Union VEBA Trust. The principal address of the Union VEBA Trust is c/o National City Bank, as Trustee for Kaiser VEBA Trust, 20 Stanwix Street, Locator 46-25162, Pittsburgh, PA 15222.

(4)	Shares beneficially owned by Jeffrey Altman are as reported on the Amendment No. 1 to Form 13G filed by Owl Creek I, L.P. on February 14, 2007. Of these shares, Owl Creek I, L.P. has shared investment and voting power with respect to 61,896 shares directly owned by it; Owl Creek II, L.P. has shared investment and voting power with respect to 527,860 shares directly owned by it; Owl Creek Advisors, LLC has shared investment and voting power with respect to 589,756 shares directly owned by Owl Creek I, L.P. and Owl Creek II, L.P.; Owl Creek Asset Management, L.P. has shared investment and voting power with respect to 990,674 shares directly owned by Owl Creek Overseas Fund, Ltd., Owl Creek Overseas Fund II, Ltd. and Owl Creek Socially Responsible Investment Fund, Ltd.; and Jeffrey Altman has shared investment and voting power with respect to 1,580,430 shares directly owned by Owl Creek I, L.P., Owl Creek II, L.P., Owl Creek Overseas Fund, Ltd., Owl Creek Overseas Fund II, Ltd. and Owl Creek Socially Responsible Investment Fund, Ltd. Jeffrey Altman is the managing member of Owl Creek Advisors, LLC and the managing member of the general partner of Owl Creek Asset Management, L.P. and in that capacity directs their operations. The principal address of Jeffrey Altman is 640 Fifth Avenue, 20th Floor, New York, NY 10019.

(5)	Shares beneficially owned by Witmer Asset Management, Charles Witmer and Meryl Witmer are as reported on the Amendment No. 1 to Form 13G filed by Witmer Asset Management on February 14, 2007. Witmer Asset Management has shared investment and voting power with respect to 1,070,216 shares. Charles Witmer has sole investment and voting power with respect to 10,000 shares and has shared investment and voting power with respect to 1,099,216 shares. Meryl Witmer has shared investment and voting power with respect to 1,089,216 shares. The principal addresses of Witmer Asset Management, Charles Witmer and Meryl Witmer are One Dag Hammarskjold Plaza, 885 2nd Avenue, 31st Floor, New York, NY 10017.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Director Designation Agreement

For a description of the Director Designation Agreement with the USW, see “Corporate Governance — Director Designation Agreement.”

Stock Transfer Restriction Agreement

On July 6, 2006, in connection with our emergence from chapter 11 bankruptcy, we entered into a Stock Transfer Restriction Agreement with the trustee of the Union VEBA Trust, which is our largest stockholder.

The Stock Transfer Restriction Agreement provides, in general, that, until the earliest of (1) July 6, 2016, (2) the repeal, amendment or modification of Section 382 of the Internal Revenue Code in such a way as to render us no longer subject to the restrictions imposed by Section 382, (3) the beginning of a taxable year in which none of the income tax benefits in existence on July 6, 2006 are currently available or will be available, (4) the determination by the board of directors that the restrictions will no longer apply, (5) a determination by the board of directors or the Internal Revenue Service that we are ineligible to use Section 382(l)(5) of the Internal Revenue Code permitting full use of the income tax benefits existing on July 6, 2006 and (6) an election by us for Section 382(l)(5) of the Internal Revenue Code not to apply, except as described below the trustee of the Union VEBA Trust will be prohibited from transferring or otherwise disposing of more than 15% of the total number of shares of common stock issued pursuant to our chapter 11 plan of reorganization to the Union VEBA Trust in any 12-month period without the prior written approval of the board of directors in accordance with our certificate of incorporation. Pursuant to the Stock Transfer Restriction Agreement, the trustee of the Union VEBA Trust also expressly acknowledged and agreed to comply with the restrictions on the transfer of our securities contained in our certificate of incorporation.

Simultaneously with the execution and delivery of the Stock Transfer Restriction Agreement, we entered into a Registration Rights Agreement with the trustee of the Union VEBA Trust and transferees of the Union VEBA Trust pursuant to the pre-effective date sales protocol discussed below. Under the Stock Transfer Restriction Agreement, notwithstanding the general restriction on transfer described above, the Union VEBA Trust was permitted to transfer a larger percentage of its holdings through an underwritten offering.

Prior to March 31, 2007, the Union VEBA Trust was entitled to request in writing that we file a registration statement covering the resale of shares of our common stock equal to a maximum of 30% of the total number of shares of common stock received by the Union VEBA Trust pursuant to the plan of reorganization in an underwritten offering, as contemplated by the Registration Rights Agreement, so long as:

•	the number of shares of common stock to be sold would not constitute more than 45% of the total number of shares of common stock received by the Union VEBA Trust pursuant to the plan of reorganization, less the number of shares included in all other transfers previously effected by the Union VEBA Trust during the preceding 36 months or since July 6, 2006, if shorter; and

•	the shares of common stock to be sold would have a market value of not less than $60.0 million on the date the request was made.

The Union VEBA Trust made such a request in July 2006 and we completed an offering of shares by the Union VEBA Trust and certain other selling stockholders on January 31, 2007. The Union VEBA Trust offered and sold 2,517,955 shares of our common stock pursuant to the underwritten offering, constituting the maximum number of shares of our common stock it could include in the underwritten offering under the Stock Transfer Restriction Agreement absent approval of our board of directors. The Union VEBA Trust also offered and sold 819,280 additional shares of our common stock pursuant to a 30-day option granted to the underwriters to cover over-allotments, if any, in connection with the underwritten offering.

As indicated above, the Union VEBA Trust transferred a greater number of shares in the underwritten offering than the Union VEBA Trust could have transferred under the general restriction on transfer described above. For purposes of determining whether any future transfer of shares of common stock by the Union VEBA Trust is permissible under the general restriction, the Union VEBA Trust will be deemed to have effected the transfer of the excess shares at the earliest possible date or dates the Union VEBA Trust would have been permitted to effect such transfer under the general restriction absent these exceptions. As a result of the underwritten offering, the Union VEBA Trust is currently prohibited from selling additional shares of our common stock until after July 6, 2009, without the prior written approval of our board of directors in accordance with our certificate of incorporation.

As background, the chapter 11 plan of reorganization stated that on its effective date, 11,439,900 shares of our common stock would be contributed to the Union VEBA Trust. Prior to the effective date of the plan of reorganization, in accordance with a sales protocol established by order of the bankruptcy court, the Union VEBA Trust sold interests entitling the purchasers thereof to receive 2,630,000 shares of common stock that otherwise would have been issuable to the Union VEBA Trust on the effective date of the plan of reorganization. Accordingly, on the effective date, 8,809,900 shares of common stock were issued to the Union VEBA Trust. Pursuant to the terms of the sale protocol, unless we otherwise agree or it is determined in a ruling by the Internal Revenue Service that any such sale does not constitute a sale of shares on or following the effective date of the plan of reorganization for purposes of the applicable limitations of Section 382 of the Internal Revenue Code, the shares attributable to a sale of all or part of the interest of the Union VEBA Trust will be deemed to have been received by the Union VEBA Trust on the effective date and sold on or after the effective date out of the permitted sale allocation under the Stock Transfer Restriction Agreement as if sold at the earliest possible date or dates such sales would have been permitted thereunder for purposes of determining the permissibility of future sales of shares under the Stock Transfer Restriction Agreement. A request for such a ruling has been filed with the Internal Revenue Service.

Registration Rights Agreement

General

On July 6, 2006, we entered into the Registration Rights Agreement with the trustee of the Union VEBA Trust and certain parties, whom we refer to as the other parties, that, in accordance with the pre-effective date sales protocol, purchased from the Union VEBA Trust interests entitling them to receive shares that otherwise would have been issuable to the Union VEBA Trust.

The Registration Rights Agreement provides the Union VEBA Trust with certain rights to require that we register the resale of the shares of common stock issued to the Union VEBA Trust pursuant to our plan of reorganization unless such securities (1) are disposed of pursuant to an effective registration statement under the Securities Act of 1933, or the Securities Act, (2) are distributed to the public pursuant to Rule 144 under the Securities Act, (3) may be freely sold publicly without either registration under the Securities Act or compliance with any restrictions under Rule 144 under the Securities Act, (4) have been transferred to any person, or (5) have ceased to be outstanding (prior to the occurrence of any such event, such securities (together with any shares of common stock issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, such securities are referred to as registrable securities).

Demand Registration

Pursuant to Section 2.1 of the Registration Rights Agreement, during the period commencing on July 6, 2006 and ending March 31, 2007, the Union VEBA Trust had the right to demand that we prepare and file with the SEC a registration statement covering the resale of its registrable securities in an underwritten offering, which the Union VEBA Trust did in July 2006. Pursuant to the Registration Rights Agreement, each of the other parties was provided the opportunity to include the securities it purchased pursuant to the pre-effective date sales protocol in the underwritten offering. As indicated above, the underwritten offering was completed on January 31, 2007. We will not be required to effect another registration for the Union VEBA Trust pursuant to Section 2.1 of the Registration Rights Agreement and the other parties have no further rights under the Registration Rights Agreement.

Shelf Registration

Commencing April 1, 2007, the Union VEBA Trust may (and, if so directed by its independent fiduciary, will) demand that we prepare and file with the SEC a “shelf” registration statement covering the resale of all registrable securities held by the Union VEBA Trust on a continuous basis under and in accordance with Rule 415 under the Securities Act. The Registration Rights Agreement provides that, following receipt of such a request, we will prepare and file the shelf registration covering all registrable securities held by the Union VEBA Trust and will use commercially reasonable efforts to cause the shelf registration to be declared effective under the Securities Act as soon as practicable after such filing. However, we will not be required to take such action if, at the time of a “shelf” registration request, the Stock Transfer Restriction Agreement would prohibit the Union VEBA Trust from immediately selling a number of shares of common stock greater than the number of shares of common stock it would then be permitted to sell in compliance with the restrictions of Rule 144 under the Securities Act. As indicated above, the Stock Transfer Restriction Agreement prohibits the Union VEBA Trust from selling any additional shares of our common stock until after July 6, 2009 or, if the Internal Revenue Service grants the requested ruling described above, July 6, 2008.

Piggyback Registration

If we register equity securities for our own account or the account of any other person (other than a registration statement in connection with a merger or reorganization or relating to an employee benefit plan or in connection with an offering made solely to our then-existing stockholders or employees), the Union VEBA Trust will be offered the opportunity, subject to the terms of the Stock Transfer Restriction Agreement, to include its registrable securities in such registration. Customary priority provisions will apply in the context of an underwritten offering.

Expenses

Subject to provisions for reimbursement in limited circumstances, we bear all of our out-of-pocket expenses in connection with any registration under the Registration Rights Agreement. All underwriting fees, discounts, selling commissions and stock transfer taxes applicable to the sale of registrable securities are borne by the applicable selling holder. We incurred expenses of approximately $1,740,000 in connection with the underwritten offering described above.

Rule 144

We will file all required SEC reports, and cooperate with the Union VEBA Trust, to the extent required to permit the Union VEBA Trust to sell, subject to the terms of the Stock Transfer Restriction Agreement, its registrable securities without registration under Rule 144.

Review, Approval of or Ratification of Transactions with Related Persons

Our corporate governance guidelines, which were adopted by our board of directors on July 6, 2006 in connection with our emergence from chapter 11 bankruptcy, require that our board of directors conduct an appropriate review of all related-party transactions. The charter for the audit committee of our board of directors, which was adopted by the board of directors on the same day that our corporate governance guidelines were adopted, requires that any related-party transaction required to be disclosed under Item 404 of Regulation S-K promulgated by the SEC must be approved by our audit committee. Neither the board of directors nor the audit committee has adopted specific policies or procedures for review or approval of related-party transactions.

The Director Designation Agreement, the Stock Transfer Restriction Agreement and the Registration Rights Agreement were authorized, executed and delivered in accordance with our plan of reorganization upon our emergence from chapter 11 bankruptcy and, accordingly, our corporate governance guidelines and audit committee charter, which were adopted upon emergence, were not applicable. The approval of the sale in the underwritten offering of shares of our common stock by the Union VEBA Trust beyond that number of shares otherwise permitted under the Stock Transfer Restriction Agreement and our certificate of incorporation was granted by our full board of directors in accordance with the express procedures set forth in our certificate of incorporation after extensive review and analysis, and was not separately reviewed and approved by the audit committee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors and persons who own more than 10% of a registered class of our equity securities to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by regulation of the SEC to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms or written representations from certain reporting persons received by us with respect to 2006, we believe that our officers and directors and persons who own more than 10% of a registered class of our equity securities have complied with all applicable filing requirements.

OTHER MATTERS

We do not know of any other matters to be presented or acted upon at the Annual Meeting. If any other matter is presented at the Annual Meeting on which a vote may properly be taken, the shares represented by proxies will be voted in accordance with the judgment of the proxy holders.

FORM 10-K

Copies of our Annual Report on Form 10-K (excluding exhibits) filed with the SEC are available, without charge, upon written request to Kaiser Aluminum Corporation, 27422 Portola Parkway, Suite 350, Foothill Ranch, California 92610-2831, Attention: Investor Relations Department. Exhibits to the Form 10-K will be furnished upon payment of a fee of $0.25 per page to cover our expenses in furnishing the exhibits.

STOCKHOLDER PROPOSALS

To be considered for inclusion in our proxy statement for our 2008 annual meeting of stockholders, proposals of stockholders must be in writing and received by us no later than January 7, 2008. To be presented at the 2008 annual meeting of stockholders without inclusion in our proxy statement for such meeting, proposals of stockholders must be in writing and received by us no later than March 8, 2008 and no earlier than February 6, 2008, in accordance with procedures set forth in our bylaws. Such proposals should be mailed to Kaiser Aluminum Corporation, 27422 Portola Parkway, Suite 350, Foothill Ranch, California 92610-2831 and directed to the corporate secretary.

By Order of the Board of Directors,

John M. Donnan
Vice President, Secretary and General Counsel

Foothill Ranch, California
May 7, 2007

PROXY
KAISER ALUMINUM CORPORATION
27422 Portola Parkway, Suite 350
Foothill Ranch, California 92610
This proxy is solicited by the Board of Directors of Kaiser Aluminum Corporation for the annual meeting of stockholders to be held on June 6, 2007.

The undersigned hereby appoints Jack A. Hockema, Joseph P. Bellino and John M. Donnan and each of them as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to vote all shares of Kaiser Aluminum Corporation common stock which the undersigned may be entitled to vote at the annual meeting of stockholders to be held at 9:00 a.m. Pacific Time on Wednesday, June 6, 2007 at The Westin South Coast Plaza, 686 Anton Boulevard, Costa Mesa, California 92626, or at any adjournment or postponement thereof, upon the matters set forth on the reverse side and described in the accompanying proxy statement and upon such other business as may properly come before the annual meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES LISTED HEREIN AND “FOR” THE RATIFICATION OF DELOITTE & TOUCHE LLP AS KAISER’S INDEPENDENT REGISTERED ACCOUNTING FIRM AND IN ACCORDANCE WITH THE DISCRETION OF THE PERSON VOTING THE PROXY WITH RESPECT TO ANY OTHER BUSINESS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING.

(Continued, and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

Ù FOLD AND DETACH HERE Ù

					Mark Here for Address Change or Comments	☐

PLEASE SEE REVERSE SIDE

PROPOSAL 1: ELECTION OF DIRECTORS	FOR all nominees (except as marked to the contrary) ☐	WITHHOLD AUTHORITY ☐
Nominees:

01 Alfred E. Osborne, Jr., Ph.D.			PROPOSAL 2:	RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE LLP AS KAISER’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2007	FOR ☐	AGAINST ☐	ABSTAIN ☐

02 Jack Quinn	☐	☐

03 Thomas M. Van Leeuwen	☐	☐	All shares will be voted as directed herein and, unless otherwise directed, will be voted “For” proposal 1 and “For” proposal 2 and in accordance with the discretion of the person voting the proxy with respect to any other business properly brought before the annual meeting. You may revoke this proxy prior to the time this proxy is voted by (i) submitting a properly signed proxy card with a later date, (ii) delivering, no later than 5:00 p.m., local time, on June 5, 2007, written notice of revocation to the Secretary of Kaiser Aluminum Corporation c/o Mellon Investor Services, Proxy Processing, P.O. Box 1680, Manchester, CT 06045-9986 or (iii) attending the Annual Meeting and voting in person. Your attendance at the Annual Meeting alone will not revoke your proxy. To change your vote, you must also vote in person at the Annual Meeting.

INSTRUCTION: To withhold authority to vote for any individual nominee, place an “X” in the box beside the nominee’s name above.

WILL ATTEND ☐
Please check the following box if you plan to attend the annual meeting in person.

Signature		Signature		Date
NOTE: Please sign exactly as your name or names appear hereon. When signing as attorney in fact, executor, administrator, trustee or guardian, please give full title as such. Joint owners should each sign. In the case of a corporation, partnership or other entity, the full name of the organization should be used and the signature should be that of a duly authorized officer or person.

Ù FOLD AND DETACH HERE Ù